Legg Mason Investment Trust

Legg Mason Opportunity Trust

Legg Mason Global Asset Management Trust

Miller Income Opportunity Trust

c/o Legg Mason Funds

100 International Drive

Baltimore, Maryland 21202

November 21, 2016

Dear Shareholder,

A special meeting of shareholders (the “Special Meeting”) of the Legg Mason Opportunity Trust (“LMOT Target Fund”), a series of the Legg Mason Investment Trust, a Maryland statutory trust (the “LMIT Trust”), and the Miller Income Opportunity Trust (the “MIOT Target Fund,” together, with the LMOT Target Fund, the “Target Funds”), a series of the Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “LMGT Trust”), will be held on January 30, 2017, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:30 a.m. Eastern time to consider the proposed reorganization of each Target Fund into a newly organized corresponding series (each an “Acquiring Fund” and together, the “Acquiring Funds”) of the Trust for Advised Portfolios, a Delaware statutory trust (each a “Reorganization” and collectively, the “Reorganizations”).

The LMOT Target Fund is currently advised by LMM LLC (“LMM”), while the MIOT Target Fund is currently advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and subadvised by LMM.  LMM will serve as the investment adviser for each Acquiring Fund.  If the Reorganizations of a Target Fund in which you hold shares is approved and consummated, you would no longer be a shareholder of that Target Fund but would become a shareholder of the corresponding Acquiring Fund, which has identical investment objectives and substantially similar strategies and policies as that Target Fund.  Each Acquiring Fund was established solely for the purpose of effecting the Reorganizations and will carry on the business of the corresponding Target Fund and inherit its performance and financial records.

As described in the enclosed Combined Proxy Statement and Prospectus, the advisory fee and distribution/service (Rule 12b-1) fees of each Acquiring Fund will be the same as or lower than the advisory fee and distribution/service (Rule 12b-1) fees of each corresponding Target Fund.  In addition, LMM has agreed to apply expense caps to ensure that each Acquiring Fund’s fees do not exceed a certain amount.  Therefore, the Target Funds’ net operating expense ratios are not expected to increase as a result of the Reorganizations.

For the reasons discussed in this letter and in the enclosed Combined Proxy Statement and Prospectus, and based on the recommendation of LMPFA, as applicable, and LMM, the Board of Trustees of the LMIT Trust and the LMGT Trust, respectively, have each approved the Reorganization of the applicable Target Fund subject to the approval of the shareholders of such Target Fund.

If shareholders of each Target Fund approve the Reorganizations and all other closing conditions are met, the Reorganizations will take effect on or about February 24, 2017, or such other date as the parties may agree.  Upon the completion of the Reorganization of a Target Fund, each shareholder of such Target Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Target Fund.  Each shareholder will receive, in exchange for the shareholder’s shares of each class of a Target Fund, shares of the corresponding class of shares of the corresponding Acquiring Fund with the same aggregate net asset value, as follows:

PROPOSED REORGANIZATIONS
Target Funds:	à	Acquiring Funds:
Legg Mason Investment Trust		Trust for Advised Portfolios
Legg Mason Opportunity Trust	à	Miller Opportunity Trust
Class A shares	à	Class A shares
Class C shares	à	Class C shares
Class FI shares	à	Class FI shares
Class R shares	à	Class R shares
Class I shares	à	Class I shares
Class IS shares	à	Class IS shares

Legg Mason Global Asset Management Trust		Trust for Advised Portfolios
Miller Income Opportunity Trust	à	Miller Income Fund
Class A shares	à	Class A shares
Class C shares	à	Class C shares
Class FI shares	à	Class FI shares
Class I shares	à	Class I shares
Class IS shares	à	Class IS shares

As of September 23, 2016, the LMOT Target Fund no longer offers Class R1 shares for purchase by new or existing investors, and no Class R1 shares are currently outstanding; consequently, Class R1 shares are not subject to the Reorganization.  As of September 23, 2016, the MIOT Target Fund no longer offers Class A2 and Class R shares for purchase by new or existing investors, and no shares of those classes are currently outstanding; consequently, those classes of shares are not subject to the Reorganization.

Each Acquiring Fund would commence operations upon the closing of the Reorganization of its corresponding Target Fund, and the corresponding Target Fund subsequently would be terminated.  The Reorganizations generally are not expected to result in the recognition of gain or loss by the applicable Target Fund or its shareholders for federal income tax purposes.  No sales loads, commissions or other similar fees would be charged to Target Fund shareholders in connection with the Reorganizations.

More information about the Reorganizations and the Acquiring Funds is contained in the enclosed Combined Proxy Statement and Prospectus.  You should review the Combined Proxy Statement and Prospectus carefully and retain it for future reference.

If you are a shareholder of record of a Target Fund as of the close of business on October 3, 2016, the record date for the Special Meeting, you are entitled to vote on the applicable Reorganization at the Special Meeting and at any adjournment or postponement thereof.  While you are, of course, welcome to join us at the Special Meeting, we urge you to vote by phone, on the Internet or by mail today so that the maximum number of shares may be voted. You may revoke your proxy before it is exercised at the Special Meeting, as described in the Combined Proxy Statement and Prospectus.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Your vote is important no matter how many shares you own.  In the event that either Target Fund receives insufficient votes from shareholders, the Special Meeting as to one or both Target Funds may be adjourned in order to permit further solicitation of proxies. Please vote by phone, on the internet or by mail today.  Instructions on how to vote are included on the enclosed proxy card.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Target Funds.

Sincerely,

/s/ Jane Trust
Jane Trust, CFA
 President and Chief Executive Officer, Legg Mason Investment Trust

President and Chief Executive Officer, Legg Mason Global Asset Management Trust

Legg Mason Investment Trust

Legg Mason Opportunity Trust

Legg Mason Global Asset Management Trust

Miller Income Opportunity Trust

c/o Legg Mason Funds

100 International Drive

Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 30, 2017

To the Shareholders of the Legg Mason Opportunity Trust and Miller Income Opportunity Trust:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of the Legg Mason Opportunity Trust (“LMOT Target Fund”), a series of the Legg Mason Investment Trust, a Maryland statutory trust (the “LMIT Trust”), and the Miller Income Opportunity Trust (“MIOT Target Fund,” together, with the LMOT Target Fund, the “Target Funds”), a series of the Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “LMGT Trust”), will be held on January 30, 2017, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:30 a.m. Eastern time to consider the proposed reorganization of each Target Fund into a newly organized corresponding series of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”) (each a “Reorganization” and collectively, the “Reorganizations”).

At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote separately upon the following proposals, as applicable:

1. Approval of an Agreement and Plan of Reorganization providing for (1) the transfer of all of the assets of the LMOT Target Fund, a series of the LMIT Trust, to the Miller Opportunity Trust (the “MOT Acquiring Fund”), a newly organized series of the TAP Trust, in exchange for (a) shares of each class of the MOT Acquiring Fund corresponding to an outstanding class of shares of the LMOT Target Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of that corresponding class of shares of the LMOT Target Fund, and (b) the MOT Acquiring Fund’s assumption of all of the liabilities of the LMOT Target Fund, followed by (2) the liquidating distribution to shareholders of the LMOT Target Fund, on a pro rata basis within each share class, of the shares of the corresponding class of the MOT Acquiring Fund; and

2. Approval of an Agreement and Plan of Reorganization providing for (1) the transfer of all of the assets of the MIOT Target Fund, a series of the LMGT Trust, to the Miller Income Fund (the “MIF Acquiring Fund”), a newly organized series of the TAP Trust, in exchange for (a) shares of each class of the MIF Acquiring Fund corresponding to an outstanding class of shares of the MIOT Target Fund with an aggregate NAV equal to the aggregate NAV of that corresponding class of shares of the MIOT Target Fund, and (b) the MIF Acquiring Fund’s assumption of all of the liabilities of the MIOT Target Fund, followed by (2) the liquidating distribution to shareholders of the MIOT Target Fund on a pro rata basis within each share class, of the shares of the corresponding class of the MIF Acquiring Fund; and

3. Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record of each Target Fund as of the close of business on October 3, 2016, the record date for this Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof.

For a Target Fund, in the event that a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the applicable Agreement and Plan of Reorganization are not received, the chairman of the Special Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the applicable Target Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, to permit further solicitation of proxies.  The persons named as proxies may use their discretionary authority to vote as instructed by management of the applicable Target Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of the Legg Mason Investment

Trust and the Board of Trustees of the Legg Mason Global Asset

Management Trust,

/s/ Robert I. Frenkel

Robert I. Frenkel

Secretary, Legg Mason Investment Trust

Secretary, Legg Mason Global Asset Management Trust
 November 21, 2016

 IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the Internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card.  Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the Special Meeting.  If you are able to attend the Special Meeting, you may revoke your proxy and vote your shares in person at that time.

Legg Mason Investment Trust

Legg Mason Opportunity Trust

Legg Mason Global Asset Management Trust

Miller Income Opportunity Trust

c/o Legg Mason Funds

100 International Drive

Baltimore, Maryland 21202

QUESTIONS AND ANSWERS

The following is a summary of more complete information appearing later in the attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) or incorporated by reference herein.  You should read carefully the entire Proxy Statement, including the Agreements and Plans of Reorganization, which are attached as Appendix A1 and Appendix A2 to the Proxy Statement, because they contain details that are not in the Questions and Answers.

YOUR VOTE IS VERY IMPORTANT!

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement for the Legg Mason Opportunity Trust (“LMOT Target Fund”), a series of the Legg Mason Investment Trust, a Maryland statutory trust (the “LMIT Trust”), and the Miller Income Opportunity Trust (“MIOT Target Fund,” together with the LMOT Target Fund, the “Target Funds”), a series of the Legg Mason Global Asset Management Trust (the “LMGT Trust”), and a Prospectus for the Class A, C, FI, R, I, and IS shares of the Miller Opportunity Trust (“MOT Acquiring Fund”), and a Prospectus for the Class A, C, FI, I, and IS shares of the Miller Income Fund (“MIF Acquiring Fund”), each a newly organized series (together, the “Acquiring Funds”) of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”).  The purpose of the Proxy Statement is to solicit votes from shareholders of each Target Fund to approve a proposal under which each Target Fund would be reorganized into its corresponding Acquiring Fund (each a “Reorganization” and collectively, the “Reorganizations”) as described in the Agreements and Plans of Reorganization between the LMIT Trust and the TAP Trust and between the LMGT Trust and the TAP Trust (each a “Plan” and collectively, the “Plans”).

The Proxy Statement contains information that shareholders of each Target Fund should know before voting on the applicable Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

Approval by the shareholders of a Target Fund is needed to proceed with the Reorganization of the Target Fund, and the special meeting of shareholders of the Target Funds (the “Special Meeting”) will be held on January 30, 2017, to consider each of the Reorganizations.  We are sending this document to you for your use in deciding whether to approve the Reorganization relating to the Target Fund in which you invest.  This document includes a letter to shareholders, a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Who is eligible to vote?

Answer:  Shareholders of record of a Target Fund as of the close of business on October 3, 2016 are eligible to vote with respect to the proposal for that Target Fund.

Question:  What is the purpose of each of the Reorganizations?

Answer:  The primary purpose of the Reorganizations is to move the assets of the Target Funds from the LMIT Trust and the LMGT Trust, as applicable, into corresponding Acquiring Funds, which are newly organized series of the TAP Trust, in order to maintain the continuity of each Target Fund’s investment program.  If the Reorganization of a Target Fund in which you hold shares is approved and consummated, you would no longer be a shareholder of that Target Fund, but, unless you redeem or exchange your shares before the Reorganization occurs, you would become a shareholder of the corresponding Acquiring Fund, which has identical investment objectives and substantially similar strategies and policies as that Target Fund.  Each Acquiring Fund was established solely for the purpose of effecting the Reorganization of the corresponding Target Fund and will carry on the business of the corresponding Target Fund and inherit its performance and financial records.

As background, 50% of LMM LLC (“LMM”) is currently owned by Legg Mason, Inc. (“Legg Mason”) and 50% of LMM is currently owned by Bill Miller and an entity he controls.  LMM serves as investment manager to the LMOT Target Fund and subadviser to the MIOT Target Fund, and Mr. Miller serves as a portfolio manager to each Target Fund.  On August 11, 2016, LMM and Legg Mason announced a definitive agreement to sell Legg Mason’s 50% ownership stake in LMM to Mr. Miller.  The sale is expected to occur in early 2017 and is conditioned upon the concurrent consummation of each Reorganization, unless the consummation of either or both Reorganizations is waived by the parties.

Mr. Miller’s acquisition of Legg Mason’s 50% ownership interest in LMM will terminate the advisory agreement currently in effect between LMM and the LMOT Target Fund and the subadvisory agreement currently in effect between Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and LMM with respect to the MIOT Target Fund.  To facilitate the continuous management of each Target Fund’s portfolio by LMM and to allow shareholders of the Target Fund who wish to do so to continue to have their investments managed by LMM under the current investment program, each of the LMIT Trust’s Board and the LMGT Trust’s Board (each, a “Board”) has approved the Reorganization of the LMOT Target Fund and the MIOT Target Fund, respectively, subject to the approval of the shareholders of the respective Target Fund.

Question:  How will the Reorganizations work?

Answer:  In order to reconstitute each Target Fund as a series of the TAP Trust, a substantially similar Acquiring Fund has been organized as a new series of the TAP Trust.  If shareholders of a Target Fund approve its Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The Target Fund will then distribute the shares it receives from the Acquiring Fund to shareholders of the Target Fund.

Shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund, and immediately after the applicable Reorganization, each shareholder will hold full and fractional shares of the corresponding Acquiring Fund equal in aggregate net asset value (“NAV”) at the time of the exchange to the aggregate NAV of such shareholder’s shares of the Target Fund as of the closing date of the Reorganizations (the “Closing Date”).  Subsequently, each of the Target Funds will be liquidated and terminated as a series of the applicable Trust.

Please refer to the Proxy Statement for a detailed explanation of each of the proposals.  If a Plan is approved by shareholders of the applicable Target Fund at the Special Meeting, the Reorganization of that Target Fund presently is expected to take effect on or about February 24, 2017, or such other date as the parties may agree.  Even if a Target Fund’s shareholders approve the Plan for their Target Fund, its Reorganization may not close or the closing may be delayed if shareholders of the other Target Fund do not approve the Plan for their Target Fund.  If a Reorganization is not effected, you will remain a shareholder of your respective Target Fund.

If the Reorganizations are consummated, each shareholder will receive, in exchange for the shareholder’s shares of each class of a Target Fund, shares of the corresponding class of shares of the corresponding Acquiring Fund with the same aggregate NAV, as follows:

PROPOSED REORGANIZATIONS
Target Funds:	à	Acquiring Funds:
Legg Mason Investment Trust		Trust for Advised Portfolios
Legg Mason Opportunity Trust		Miller Opportunity Trust
Class A shares	à	Class A shares
Class C shares	à	Class C shares
Class FI shares	à	Class FI shares
Class R shares	à	Class R shares
Class I shares	à	Class I shares
Class IS shares	à	Class IS shares

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Legg Mason Global Asset Management Trust		Trust for Advised Portfolios
Miller Income Opportunity Trust		Miller Income Fund
Class A shares	à	Class A shares
Class C shares	à	Class C shares
Class FI shares	à	Class FI shares
Class I shares	à	Class I shares
Class IS shares	à	Class IS shares

Question:  How will the Reorganizations affect my investment?

Answer:  Your investment in an Acquiring Fund following the applicable Reorganization will be substantially similar to your current investment in the corresponding Target Fund.  Following the Reorganization of the Target Fund in which you are invested, you will be a shareholder of the corresponding Acquiring Fund, which has an identical investment objective and substantially similar investment strategies and policies as the corresponding Target Fund.  In addition, LMM and the portfolio managers currently responsible for the day-to-day management of each Target Fund will be responsible for the day-to-day management of the corresponding Acquiring Fund’s portfolio after the Reorganization.

The primary differences relating to your investment in a Target Fund and an investment in the corresponding Acquiring Fund will be: (1) LMPFA will no longer be the investment manager for the MIOT Target Fund once it is acquired; (2) the MOT Acquiring Fund will be a non-diversified fund, which permits it to invest a larger percentage of its assets in a smaller number of issuers than the LMOT Target Fund, which is a diversified fund; (3) the service providers that provide custody, administrative, transfer agent, fund accounting, distribution and other general support services (“Third Party Service Arrangements”) to each Acquiring Fund will differ from those of each Target Fund; and (4) each Acquiring Fund will be a series of the TAP Trust, a Delaware statutory trust, instead of the LMIT Trust, a Maryland statutory trust, or the LMGT Trust, also a Maryland statutory trust.  As a result, the Acquiring Fund will be governed by a different board of trustees and operate subject to the laws of a different jurisdiction than the corresponding Target Fund. In addition, since the Acquiring Fund will not be a part of the Legg Mason fund complex, you will no longer have exchange privileges in the Legg Mason complex.

You will receive shares of the corresponding Acquiring Fund equal in aggregate NAV at the time of the exchange to the aggregate NAV of your shares of the applicable Target Fund as of the Closing Date.  The Reorganization will not affect the value of your investment at the time of the Reorganization of such Target Fund and your interest in such Target Fund will not be diluted.  The Reorganization of a Target Fund generally is not expected to result in recognition of gain or loss by the Target Fund, the corresponding Acquiring Fund or the Target Fund’s shareholders for federal income tax purposes.

Question:  How do the new advisory agreements for the Acquiring Funds differ from the existing advisory and subadvisory agreements for the Target Funds?

Answer:  The advisory agreements for the Acquiring Funds and the Target Funds are substantially similar in all material respects except that LMM, which will be owned, directly or indirectly, by Mr. Miller and an entity he controls, instead of partially owned by Legg Mason, will serve as each Acquiring Fund’s investment adviser, whereas LMM currently serves as subadviser to the MIOT Target Fund and investment adviser to the LMOT Target Fund.  Neither LMPFA nor its affiliates will be an investment manager or have any other relationship with the Acquiring Funds after the Reorganizations.

Question:  Will there be any changes to my fund’s other service providers?

Answer:  Yes. As series of the LMIT Trust and the LMGT Trust, the Target Funds retain various service providers that provide an array of services to all series of their Trusts.  These Third Party Service Arrangements include custody, administration, transfer agency, fund accounting, distribution and other general support services. Currently, Third Party Service Arrangements include arrangements with State Street Bank and Trust Company (custody and fund accounting), BNY Mellon Investment Servicing (U.S.) Inc. (transfer agent) and Legg Mason Investor Services, LLC (distribution).

Third Party Service Arrangements are provided to the series of the TAP Trust, including the Acquiring Funds, by U.S. Bank National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agent), and Quasar Distributors, LLC (distribution) (an affiliate of USBFS).  USBFS has been providing services to

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mutual funds since 1969, and currently services over 300 mutual fund complexes.  If the Reorganizations are consummated, the Acquiring Funds will be overseen by a different board of trustees and the Third Party Service Arrangements will be those utilized by the Acquiring Funds.

Question:  Will I be charged any sales load, commission or other similar fee in connection with the Reorganizations?

Answer:  No.  You will not be charged any sales load, commission or other similar fee in connection with the Reorganizations.  As more fully discussed in the Proxy Statement, the holding period with respect to any contingent deferred sales charges (“CDSC”) applicable to shares of the Acquiring Fund you receive in the Reorganization will be measured from the time you initially purchased your corresponding Target Fund shares.

Question:  How do the management fees compare between the Target Funds and the Acquiring Funds?

Answer:  The MIOT Target Fund and the MIF Acquiring Fund have the same advisory fee schedule and breakpoints at all asset levels.  The advisory fee schedules for the MOT Acquiring Fund and LMOT Target Fund have the same breakpoints of 1.00% of assets up to and including $100 million; and 0.75% on the next $2.5 billion, but the LMOT Target Fund does not have any additional breakpoints, while the MOT Acquiring Fund will have breakpoints of 0.70% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.65% on amounts over $7.6 billion.  This new advisory fee schedule will result in lower advisory fees, if the MOT Acquiring Fund’s assets increase above the new breakpoint levels.

Question:  How will each of the Reorganizations affect the overall fees and expenses I pay as a shareholder?

Answer:  As described in the Proxy Statement, the advisory fee and distribution/service (Rule 12b-1) fees of each Acquiring Fund will be the same as or lower than the advisory fees and distribution/service (Rule 12b-1) fees of each corresponding Target Fund.  In addition, LMM has agreed to apply expense caps to ensure that each Acquiring Fund’s fees do not exceed a certain amount.  LMM has agreed to an expense cap for each class of the MIF Acquiring Fund that is equal to the current expense cap of the corresponding class of the MIOT Target Fund as indicated in the MIOT Target Fund’s current Prospectus.

Because the LMOT Target Fund does not currently have expense caps, LMM has agreed to an expense cap for each class of the MOT Acquiring Fund that results in a net operating expense ratio for that class that is equal to the current net operating expense ratio of the corresponding class of the LMOT Target Fund as of July 31, 2016.  Each Acquiring Fund’s expense caps will exclude interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.  These expense caps cannot be terminated or amended to increase the level of the expense cap prior to February 28, 2019 without Board consent.  Due to these expense caps, the Target Funds’ net operating expense ratios are not expected to increase as a result of the Reorganizations.  Of course, there is no assurance that these expense caps will continue after February 28, 2019, and if they were discontinued fees and expenses of the Acquiring Funds may increase.  In addition, expenses that are excluded from the expense caps may go up or down due to the Fund’s investment program, interest rates, and other market factors.

Question:  Will the Reorganizations result in any taxes for the Target Funds or their shareholders?

Answer:  We expect that the Target Funds and their shareholders will not recognize any gain or loss for federal income tax purposes solely as a result of the Reorganizations.  As a condition to the closing of each Reorganization, the applicable Target Fund and Acquiring Fund will receive an opinion of counsel that the Reorganization constitutes a “reorganization” for U.S. federal income tax purposes.  Certain tax attributes of each Target Fund will carry over to the corresponding Acquiring Fund. Target Fund shareholders should consult their tax advisers about possible foreign, state, local and other tax consequences of the Reorganizations, because the information about tax consequences in this Proxy Statement relates to the federal income tax consequences of the Reorganizations only.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present and sufficient votes are obtained at the Special Meeting so that the proposals to approve the Reorganizations can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important to us regardless of the number of shares you own.

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Question:  How do the LMIT Trust’s and LMGT Trust’s Board recommend that I vote?

Answer:  After careful consideration and upon the recommendation of LMM and LMPFA, as applicable, each Board recommends that shareholders of each of the respective Target Funds vote “FOR” its corresponding Plan. If approved and consummated, the Reorganizations would maintain the continuity of each Target Fund’s investment program and would allow shareholders of the Target Funds who wish to do so to continue to have their investments managed by LMM under that Target Fund’s investment program.

Please note that as of August 22, 2016, Bill Miller owns, directly and indirectly, shares representing approximately 42% of outstanding voting power of the shareholders of the MIOT Target Fund and is expected to vote those shares in favor of the Reorganization of the MIOT Target Fund into the corresponding Acquiring Fund.  Accordingly, the Reorganization of the MIOT Target Fund may be approved even if only a limited number of other shareholders of the MIOT Target Fund vote in favor of the Reorganization.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer:  LMPFA, LMM, or their respective affiliates will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  No Target Fund will incur any expenses in connection with its Reorganization.

Question:  What will happen if the Plans are not approved by shareholders?

Answer:  If shareholders of a Target Fund do not approve the Plan for that Target Fund, the Target Fund may not be reorganized into its corresponding Acquiring Fund and would remain as a series of its current Trust.  The consummation of each Reorganization is conditioned upon the concurrent consummation of the other Reorganization, unless this condition is waived by the Boards of each of the applicable Target Fund and the corresponding Acquiring Fund. Even if a Target Fund’s shareholders approve the Plan for their Target Fund, its Reorganization may not close or the closing may be delayed if shareholders of the other Target Fund do not approve the Plan for that Target Fund.

Question:  How do I vote or authorize a proxy to vote my shares?

Answer:  You can authorize a proxy to vote your shares by mail, telephone or Internet by following the instructions on the enclosed proxy card.  We encourage you to authorize a proxy to vote by telephone or via the Internet.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  You may also vote your shares in person at the Special Meeting.

Question:  Who do I call if I have questions?

Answer:  If you have any questions about the proposal or the proxy card, please do not hesitate to call 1-855-723-7817.

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COMBINED PROXY STATEMENT AND PROSPECTUS

November 21, 2016

FOR THE REORGANIZATIONS OF

Legg Mason Opportunity Trust

(a series of Legg Mason Investment Trust)

INTO

Miller Opportunity Trust

(a series of Trust for Advised Portfolios)

And

Miller Income Opportunity Trust

(a series of Legg Mason Global Asset Management Trust)

INTO

Miller Income Fund

(a series of Trust for Advised Portfolios)

____________________________________

Legg Mason Investment Trust

Legg Mason Opportunity Trust

Legg Mason Global Asset Management Trust

Miller Income Opportunity Trust

c/o Legg Mason Funds

100 International Drive

Baltimore, Maryland 21202

Trust for Advised Portfolios
Miller Opportunity Trust
Miller Income Fund

615 East Michigan Street
Milwaukee, Wisconsin 53202
(626) 914-7385

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the Legg Mason Investment Trust, a Maryland statutory trust (the “LMIT Trust”), and the Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “LMGT Trust”), for exercise at a Special Meeting of Shareholders (the “Special Meeting”) of the Legg Mason Opportunity Trust (the “LMOT Target Fund”) a series of the LMIT Trust, and Miller Income Opportunity Trust (the “MIOT Target Fund,” together with the LMOT Target Fund, the “Target Funds”), a series of the LMGT Trust, to be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:30 a.m. Eastern time on January 30, 2017.  At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote separately upon the following proposals, as applicable:

1.	Approval of an Agreement and Plan of Reorganization providing for (1) the transfer of all of the assets of the LMOT Target Fund, a series of the LMIT Trust, to the Miller Opportunity Trust (the “MOT Acquiring Fund”), a newly organized corresponding series of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”), in exchange for (a) shares of each class of the MOT Acquiring Fund corresponding to an outstanding class of shares of the LMOT Target Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of that corresponding class of shares of the LMOT Target Fund, and (b) the MOT Acquiring Fund’s assumption of all of the liabilities of the LMOT Target Fund, followed by (2) the liquidating distribution to shareholders of the LMOT Target Fund, on a pro rata basis within each share class, of the shares of the corresponding class of the MOT Acquiring Fund; and

Table of Contents - Prospectus

2.	Approval of an Agreement and Plan of Reorganization providing for (1) the transfer of all of the assets of the MIOT Target Fund, a series of the LMGT Trust, to the Miller Income Fund (the “MIF Acquiring Fund”), a newly organized corresponding series of the TAP Trust, in exchange for (a) shares of each class of the MIF Acquiring Fund corresponding to an outstanding class of shares of the MIOT Target Fund with an aggregate NAV equal to the aggregate NAV of that corresponding class of shares of the MIOT Target Fund, and (b) the MIF Acquiring Fund’s assumption of all of the liabilities of the MIOT Target Fund, followed by (2) the liquidating distribution to shareholders of the MIOT Target Fund, on a pro rata basis within each share class, of the shares of the corresponding class of the MIF Acquiring Fund; and

3.	Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders who authorize proxies may revoke them at any time before they are voted, by writing to the applicable Trust, by authorizing a proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions, by submitting a later dated proxy card, or in person at the time of the Special Meeting.

Each Agreement and Plan of Reorganization (a “Plan” and collectively, the “Plans”) provides for the reorganization of a Target Fund into the corresponding Acquiring Fund (each a “Reorganization” and collectively, the “Reorganizations”).  The LMIT Trust and the LMGT Trust are each an open-end management investment company organized as a Maryland statutory trust, and the TAP Trust is an open-end management investment company organized as a Delaware statutory trust.  Legg Mason Partners Fund Advisor, LLC (“LMPFA”) currently serves as the investment manager to the MIOT Target Fund, and LMM LLC (“LMM”) currently serves as the subadviser to the MIOT Target Fund.  LMM currently serves as investment adviser to the LMOT Target Fund.  LMM will be responsible for providing investment advisory and portfolio management services to the MOT Acquiring Fund and MIF Acquiring Fund (together, the “Acquiring Funds”) following each of the Reorganizations.

If you need additional copies of this Proxy Statement, please contact Broadridge Financial Solutions, Inc. by calling 1‑855-723-7817 or online at www.proxyvote.com.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  For a free copy of a Target Fund’s most recently available annual report please call 1-877-721-1926, or write to the Target Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement:

•	The Prospectus for the LMOT Target Fund dated May 1, 2016, is incorporated by reference to Post-Effective Amendment No. 9 to the LMIT Trust’s Registration Statement on Form N‑1A (File No. 811‑22670), filed with the SEC on April 22, 2016.

•	The Prospectus for the MIOT Target Fund dated February 1, 2016, is incorporated by reference to Post-Effective Amendment No. 116 to the LMGT Trust’s Registration Statement on Form N‑1A (File No. 811‑22338), filed with the SEC on January 22, 2016.

•	The audited financial statements of the LMOT Target Fund dated December 31, 2015, are incorporated by reference to the Annual Report of the LMOT Target Fund for the fiscal year ended December 31, 2015, filed on Form N‑CSR (File No. 811‑22670) with the SEC on February 25, 2016.

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•	The audited financial statements of the MIOT Target Fund dated September 30, 2015, are incorporated by reference to the Annual Report of the MIOT Target Fund for the fiscal year ended September 30, 2015, filed on Form N‑CSR (File No. 811‑22338) with the SEC on November 24, 2015.

•	The Semi-Annual Report to Shareholders of the LMOT Target Fund for the period ended June 30, 2016, is incorporated by reference to LMIT Trust’s Form N-CSRS that was previously filed with the SEC on August 24, 2016.

•	The Semi-Annual Report to Shareholders of the MIOT Target Fund for the period ended March 31, 2016, is incorporated by reference to LMGT Trust’s Form N-CSRS that was previously filed with the SEC on May 26, 2016.

Each Target Fund’s Summary Prospectus, Annual Report to Shareholders, containing audited financial statements, and Semi-Annual Report to Shareholders have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by calling 1-877-721-1926, or by writing to the Target Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by visiting http://www.leggmason.com/mutualfundsliterature.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Funds at this time.

This Proxy Statement sets forth the basic information you should know before voting on the applicable proposal.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information dated November 21, 2016 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.  The Statement of Additional Information is available upon request and without charge by calling 1-877-721-1926.

Copies of these materials and other information about each Target Fund, the TAP Trust and each Acquiring Fund are available upon request and without charge by writing to the address below, online at www.proxyvote.com, or by calling the telephone numbers listed as follows:

For inquiries regarding each Target Fund:	For inquiries regarding each Acquiring Fund:
Legg Mason Investment Trust
Legg Mason Opportunity Trust

Legg Mason Global Asset Management Trust
Miller Income Opportunity Trust

c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202
1-877-721-1926

Miller Value Funds c/o U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, WI 53201-0701 1-888-593-5110

This Proxy Statement will be mailed on or about November 28, 2016 to shareholders of record of each Target Fund as of the close of business on October 3, 2016 (the “Record Date”).

The Target Funds and the Acquiring Funds are all subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC.  These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549.  Reports and other information about each Target and Acquiring Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Shareholder approval is required to effect each Reorganization.  The Special Meeting is scheduled for January 30, 2017.  Please complete and return the enclosed proxy card.  If you are able to attend the Special Meeting, you may revoke your proxy and vote your shares in person at that time.

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The SEC has not approved or disapproved any Acquiring Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement.  Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated by reference herein and, if given or made, such other information or representations must not be relied upon as having been authorized by a Target Fund or an Acquiring Fund.

The date of this Proxy Statement is November 21, 2016.

_____________________________________

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INTRODUCTION

As background, 50% of LMM is currently owned by Legg Mason, Inc. (“Legg Mason”) and 50% of LMM is currently owned by Bill Miller and an entity he controls.  LMM serves as investment manager to the LMOT Target Fund and subadviser to the MIOT Target Fund, and Mr. Miller serves as a portfolio manager to each Target Fund.  On August 11, 2016, LMM and Legg Mason announced a definitive agreement to sell Legg Mason’s 50% ownership stake in LMM to Mr. Miller.  The sale is expected to occur on February 24, 2017 and is conditioned upon the concurrent consummation of each Reorganization, unless the consummation of either or both Reorganizations is waived by the parties.

Mr. Miller’s acquisition of Legg Mason’s 50% ownership interest in LMM will terminate the advisory agreement currently in effect between LMM and the LMOT Target Fund and the subadvisory agreement currently in effect between LMPFA and LMM with respect to the MIOT Target Fund.  To facilitate the continuous management of each Target Fund’s portfolio by LMM, each of the LMIT Trust’s Board and the LMGT Trust’s Board (each, a “Board”) has approved the Reorganization of the LMOT Target Fund and the MIOT Target Fund, respectively, subject to the approval of the shareholders of the respective Target Fund.

If the Reorganizations are approved by shareholders and consummated, you will no longer be a shareholder of a Target Fund, but, unless you redeem or exchange your shares before the Reorganizations are consummated, you will become a shareholder of the corresponding Acquiring Fund, which has identical investment objectives and substantially similar strategies and policies as the corresponding Target Fund.  Each Acquiring Fund was established solely for the purposes of effecting the Reorganizations and will carry on the business of such Target Fund and inherit its performance and financial records.  Neither LMPFA nor its affiliates will be an investment manager or have any other relationship with the Acquiring Funds after the Reorganizations.

The TAP Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or subadvisers.  As of June 30, 2016, the TAP Trust consisted of 11 portfolios representing approximately $794.7 million in assets, managed by 6 investment advisers.  None of the LMIT Trust, the LMGT Trust, or LMM is affiliated with the TAP Trust.  Custody, administration, fund accounting, transfer agency, distribution and other general support services (“Third Party Service Arrangements”) are provided to the LMIT Trust and the LMGT Trust by State Street Bank and Trust Company (custody and fund accounting), BNY Mellon Investment Servicing (U.S.) Inc. (transfer agent) and Legg Mason Investor Services, LLC (distribution).  Third Party Service Arrangements are provided to the TAP Trust by U.S. Bank National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (“Quasar”) (distribution) (an affiliate of USBFS).  USBFS has been providing services to mutual funds since 1969, and currently services over 300 mutual fund complexes.

The closing of each Reorganization is conditioned upon the receipt by the LMIT Trust and the LMGT Trust and the TAP Trust of an opinion from tax counsel to the TAP Trust that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  If a Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of shares of the applicable Target Fund for shares of the corresponding Acquiring Fund in that Reorganization.  For information on the tax consequences of the Reorganizations, see the sections entitled “Summary” and “Information About the Reorganizations – Federal Income Tax Consequences” in this Proxy Statement.  Furthermore, LMPFA, LMM, or their respective affiliates will pay all costs relating to each Reorganization, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.  Neither Target Fund will incur any expenses in connection with its Reorganization.

At separate meetings held on August 3-4 and August 31, 2016, the Board, including a majority of those trustees who are not “interested persons” of each of the LMIT Trust and the LMGT Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered the proposed Reorganizations and, based in part on the recommendation of LMPFA, as applicable, and LMM, determined that it is in the best interests of such Target Fund and that the interests of such Target Fund’s shareholders would not be diluted as a result of the Reorganization.  Therefore, each Target Fund’s Board approved the respective Reorganization subject to the approval of the Target Fund’s shareholders and recommended the approval of the Reorganization by the Target Fund’s shareholders.

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The Board has fixed the close of business on October 3, 2016 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.  In considering whether to approve a proposal relating to a Reorganization, you should review the information in this Proxy Statement that relates to the proposal and the Reorganizations generally.

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement or incorporated by reference herein.  You should read carefully the entire Proxy Statement, including the Plans, forms of which are attached as Appendix A1 and Appendix A2, because they contain details that are not included in the summary.

As used herein, the term “Reorganizations” refers collectively to:

•	the transfer of all of the assets and liabilities of each Target Fund to the corresponding Acquiring Fund;

•	the issuance of shares of beneficial interest by each Acquiring Fund to the corresponding Target Fund;

•	the opening of accounts by each Acquiring Fund for the corresponding Target Fund’s shareholders and the crediting of each shareholder account, in exchange for shares of the same class of the corresponding Target Fund, with a number of full and fractional shares of each Acquiring Fund that are equivalent in aggregate NAV to the aggregate NAV of the shareholder’s shares in the corresponding Target Fund on the closing date of the Reorganization (the “Closing Date”); and

•	the termination of each Target Fund as a series of the applicable Trust and the dissolution of the LMIT Trust.

Each of the Reorganizations is expected to be a “reorganization” within the meaning of Section 368(a) of the Code.  For more information on the tax consequences of the Reorganizations, see the section entitled “Information About the Reorganizations – Federal Income Tax Consequences” in this Proxy Statement.

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PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE LEGG MASON OPPORTUNITY TRUST

The Proposal requests your approval of the Reorganization of the LMOT Target Fund into the MOT Acquiring Fund.  In considering whether to approve the Proposal, please review the following information.

Comparison of LMOT Target Fund to the MOT Acquiring Fund

The MOT Acquiring Fund has been organized as a new series of the TAP Trust solely for the purpose of acquiring the LMOT Target Fund’s assets and continuing its investment strategy, and will not conduct any investment operations until after the closing of the Reorganization.  The LMOT Target Fund and the MOT Acquiring Fund have identical investment objectives and substantially similar strategies and policies, which are presented in the table below.

	LMOT Target Fund	MOT Acquiring Fund
Sub-Classification of Management Companies	A diversified fund.	A non-diversified fund.
Differences in Sub-Classification of Management Companies
Prior to 2013, the LMOT Target Fund was organized as a non-diversified fund. Although the LMOT Target Fund is currently a diversified fund, LMM believes that being organized as a non-diversified fund would provide it more flexibility to pursue its current investment strategy. Although LMM does not currently expect to manage the MOT Acquiring Fund any differently than the LMOT Target Fund, LMM will be able to invest a larger percentage of the MOT Acquiring Fund’s assets in a smaller number of issuers. As noted below, if the MOT Acquiring Fund invests its assets in a smaller number of issuers, it will be more susceptible to negative events affecting those issuers than a diversified fund. It is not anticipated that there will be any transactions or transactional costs associated with the change in classification from a diversified to a non-diversified fund.

	LMOT Target Fund	MOT Acquiring Fund
Form of Organization	A diversified series of Legg Mason Investment Trust, an open-end management investment company organized as a Maryland statutory trust.	A non-diversified series of the TAP Trust, an open-end management investment company, organized as a Delaware statutory trust.
Differences in Form of Organization
The differences between a Maryland and Delaware statutory trust are negligible with regard to the operations of the Fund. The most significant difference between the two Trusts is that each is overseen by completely different Boards of Trustees. Please see Appendix E for a more comprehensive comparison between these two forms of organization. In addition, the TAP Trust does not use “dollar-weighted voting.”

Net Assets as of August 31, 2016
$218.9 million (Class A)
$675.2 million (Class C)
$26.0 million (Class FI)
$7.3 million (Class R)
$372.2 million (Class I)
$0 million (Class IS)
$1,299.6 million (Total)

The LMOT Target Fund no longer offers Class R1 shares for purchase by new or existing investors, and no Class R1 shares are currently outstanding; consequently, Class R1 shares are not subject to the Reorganization.
None.

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LMOT Target Fund	MOT Acquiring Fund

Investment Manager/ Adviser, Subadvisers and Portfolio Managers
Investment Manager:
LMM LLC

Portfolio Managers:
Bill Miller, CFA, has been Portfolio Manager since inception and Co-Portfolio Manager since 2014.

Samantha McLemore has been Co-Portfolio Manager since May 2014 and was Assistant Portfolio Manager from 2008 to April 2014.
Investment Adviser: LMM LLC Portfolio Managers: Same.
Differences in Investment Manager/Adviser, and Portfolio Managers
As background, 50% of LMM is currently owned by Legg Mason, Inc. (“Legg Mason”) and 50% of LMM is currently owned by Bill Miller and an entity he controls. On August 11, 2016, LMM and Legg Mason announced a definitive agreement to sell Legg Mason’s 50% ownership stake in LMM to Mr. Miller. LMM LLC will become the sole investment adviser to the MOT Acquiring Fund. The portfolio managers of the MOT Acquiring Fund will be the same as the portfolio managers of the LMOT Target Fund.

Fund Name	Legg Mason Opportunity Trust	Miller Opportunity Trust
Investment Objective	The Fund seeks long-term growth of capital.	Same.

	LMOT Target Fund	MOT Acquiring Fund
Primary Investments, Investment Strategies and Process
The Fund normally invests in securities, derivatives and other financial instruments that, in the portfolio managers’ opinion, offer the opportunity for long-term growth of capital.

The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the manager believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest in the common stock of U.S. and foreign issuers of all sizes and in other U.S. and foreign securities, including emerging markets, and including: securities convertible into common stock; securities issued through private placements; preferred securities; warrants and rights; securities issued by investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, business development companies, private
Same. Same, with the addition of investments in U.S. government securities, sovereign debt, and asset-backed and mortgage-backed securities.

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LMOT Target Fund	MOT Acquiring Fund

investment companies (including hedge funds and private equity funds), and foreign investment companies; securities issued by exchange-traded funds; securities issued by real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; currencies; derivative instruments including options, futures, forward contracts, swaps (including buying and selling credit default swaps), caps, floors, collars, indexed securities, currency related derivatives; commodity-linked derivatives; and other instruments, including repurchase agreements. Further, the Fund may engage in short sales of securities and other instruments to a substantial degree.

The Fund may also borrow money for investment purposes, in amounts up to 10% of the Fund’s net assets, a practice known as “leveraging.” Compliance with this percentage limit is measured as of the time of the borrowing. Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as “junk” bonds, and unrated securities.
Same. The Fund is classified as non-diversified, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Differences in Primary Investments, Investment Strategies and Process	As a non-diversified Fund, the MOT Acquiring Fund may invest a larger percentage of its assets in a smaller number of issuers than the LMOT Target Fund.
Temporary Defensive Investment Strategies
The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term
Same (except that references to the “manager” are changed to the “Adviser”).

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LMOT Target Fund	MOT Acquiring Fund
debt securities or cash without regard to any percentage limitations. Although the manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Distribution
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc., serves as the Fund’s sole and exclusive distributor and is located at 100 International Drive, Baltimore, Maryland 21202.

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), is a third-party mutual fund principal underwriter that serves as the Fund’s distributor. Quasar is an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”). Quasar and USBFS are controlled by U.S. Bank N.A.

Differences in Distribution	The MOT Acquiring Fund will use Quasar as its distributor.
Buying Shares
Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Funds may not be available for sale in certain states. Prospective investors should inquire as to whether the Funds are available for sale in their state of residence.

You must provide the following information for your order to be processed:
•    Name of fund being bought
•    Class of shares being bought
•    Dollar amount or number of shares being bought
•    Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.
Same. Same. Through the Fund For initial purchases, complete and send your account application to the Fund at the following address:

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LMOT Target Fund	MOT Acquiring Fund

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a Systematic Investment Plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see table below)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

Regular Mail
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

Through an Automatic Investment Plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account or (ii) cash held in a brokerage account with a Service Agent, in order to buy shares on a regular basis.

•      Amounts transferred must meet the applicable minimums.

•      Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.

•      If you do not have sufficient funds in your account on a transfer date, you may be charged a fee.

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your

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LMOT Target Fund	MOT Acquiring Fund

 name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Bank Name: U.S. Bank National Association
ABA No. 075000022
Account Name: Miller Value Funds
Account No. 112-952-137
Further Credit: (Fund Name, Class and Account Number)

LMOT Target Fund and MOT Acquiring Fund

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*	N/A
Automatic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/ None	1 million/ None
*	Available to investors investing directly with the Fund.

Your financial intermediary may impose different investment minimums. Please contact them for additional details.

LMOT Target Fund and MOT Acquiring Fund

	LMOT Target Fund	MOT Acquiring Fund
Differences in Buying Shares
USBFS, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as the transfer agent of the MOT Acquiring Fund. BNY Mellon Investment Servicing (U.S.) Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent of the LMOT Target Fund. As a result, telephone numbers and mailing addresses will change. Purchasing Fund shares by wire will be an additional option for MOT Acquiring Fund shareholders.

Redeeming Shares	Generally You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption	Generally You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in

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LMOT Target Fund	MOT Acquiring Fund

request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

By Mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:
•     The fund name, the class of shares being redeemed and your account number
•     The dollar amount or number of shares being redeemed
•     Signature of each owner exactly as the account is registered
•     Medallion signature guarantees, as applicable

By Telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:
•      Name of fund being redeemed
•      Class of shares being redeemed
•      Account number

Automatic Cash Withdrawal Plans
You may be permitted to schedule automatic redemptions of a portion of good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

By Mail
Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Regular Mail
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Your written request must provide the following:
•  The fund name, the class of shares being redeemed and your account number.
•  The dollar amount or number of shares being redeemed.
•  Signature of each owner exactly as the account is registered.
•  Signature guarantees, as applicable.

By Telephone
Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-888-593-5110 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for information. Redemptions are priced at the NAV next determined.

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-888-593-5110 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

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	LMOT Target Fund	MOT Acquiring Fund

your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•  Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.
•  If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

You must elect to have all dividends and distributions reinvested.

Please have the following information ready when you call:
•  Name of fund being redeemed
•  Class of shares being redeemed
•  Account number

Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
• If your shares are subject to a CDSC, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
•    You must inform your financial intermediary or the Transfer Agent at the time you establish your Systematic Withdrawal that you are eligible for any CDSC waiver
•    You must elect to have all dividends and distributions reinvested

Exchanging Shares
You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C

You may exchange shares of the Fund for the same class of shares of other Funds advised by LMM LLC on any day that both the Fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to

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LMOT Target Fund	MOT Acquiring Fund
	shares to Class I shares or Class IS shares of the same fund under certain limited circumstances.	Class I shares or Class IS shares of the same Fund under certain limited circumstances.
Differences in Selling or Exchanging Shares
Exchanges to Legg Mason Funds will no longer be available. USBFS will serve as the transfer agent of the MOT Acquiring Fund.  Because the Acquiring Funds’ distributor will be different, exchanges may only be made between funds within the TAP Trust advised by LMM (immediately following the Reorganizations, the MOT Acquiring Fund and the MIF Acquiring Fund).  Conversions may be made between share classes of the same Acquiring Fund under certain limited circumstances.

Reinstatement Privileges
Purchases of Class A shares may be made at NAV without an initial sales charge by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption.

If you sell Class A shares of a Fund and withdraw your money from that Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. The 365-day reinstatement privilege will restart after the Reorganizations. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 1-888-593-5110, for additional information. You must identify and provide information to the Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Funds, their transfer agent, and financial intermediaries will not be responsible for providing this information.

Differences in Reinstatement Privileges
The MOT Acquiring Fund’s reinstatement privilege will allow for reinstating into the same account within 365 days from the date of the redemption out of the Fund without paying a front-end sales charge if one was paid when shares were initially purchased. The LMOT Target Fund’s reinstatement privilege, on the other hand, allows for reinvestment in the fund without an initial sales charge within 60 calendar days of the redemption.

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Comparison of Principal Risks

A summary of the principal risks of investing in the LMOT Target Fund and MOT Acquiring Fund is set forth below.  Except for non-diversification, business development companies, closed-end investment company, extension, market and interest rate, and mortgage-backed and asset-backed securities risks, which are principal risks only of MOT Acquiring Fund, references to the “Fund” apply equally to the LMOT Target Fund and the MOT Acquiring Fund, as the principal risks of the two Funds are substantially the same.

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The Fund’s flexible investment strategy may make it difficult for an investor to evaluate the future risk profile of an investment in the Fund because of the portfolio managers’ ability to significantly change the composition of the Fund’s investments.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Issuer risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security.

Market sector risk. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Portfolio management risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market

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movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the portfolio manager. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the portfolio manager and could have an adverse effect on the value or performance of the Fund.

Derivatives risk. Using derivatives can increase the Fund’s losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies such as the Fund. If the proposed rule takes effect, it could limit the ability of the Fund to invest in derivatives.

Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leveraging risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

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Liquidity risk. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Foreign investments and emerging markets risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Commodities risk. Investing in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. The Fund’s ability to gain exposure to commodities using derivatives, and other means, may be limited by tax considerations.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including borrowings and many types of derivatives, the Fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.

Convertible securities risk. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Real Estate Investment Trust (“REITs”)risk. The value of REITs may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

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Privately placed securities risk. Investments in privately placed securities, including private equity fund investments, involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements and oversight to which public issuers are subject, there may be very little public information available about the issuers and they may have limited liquidity.

Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore, are highly volatile and speculative investments.

Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short position.

Special risks of companies undergoing reorganization, restructuring or a spin-off. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Investment Company and Exchange Traded Fund (“ETF”) risk. Investing in securities issued by investment companies and ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by any Fund it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Investing in hedge funds and other privately offered funds involves the additional risks of limited liquidity and potentially significant volatility.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds”. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

Market and interest rate risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the manager, the administrator and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Non-diversification risk. The MOT Acquiring Fund is classified as non-diversified, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Business Development Companies (“BDC”) risk. BDCs carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Closed-end investment company risk. Investing in a closed-end investment company will give the Fund exposure to the securities comprising the closed-end investment company and will expose the Fund to risks similar to those of investing directly in those securities. Shares of closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end investment companies.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates.  Generally, the longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of

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mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

U.S. Government Securities risk. U.S. Government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.

Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of the shares of the LMOT Target Fund and MOT Acquiring Fund based on the fees and expenses of the LMOT Target Fund as of July 31, 2016 and estimated expenses of the MOT Acquiring Fund, which has not yet commenced operations.  If the Reorganization is consummated, holders of Class A, C, FI, R, I, and IS shares of the LMOT Target Fund will receive, respectively, Class A, C, FI, R, I, and IS shares of the MOT Acquiring Fund.  The LMOT Target Fund no longer offers Class R1 shares for purchase by new or existing investors and no shares of that class are currently outstanding; consequently, that class of shares is not subject to the Reorganization.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the LMOT Target Fund or the MOT Acquiring Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the applicable family of funds.  More information about these and other discounts is available in Appendix C.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[2]	None[3]	1.00	None	None	None	None
Small account fee[4]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees[5]	0.77	0.77	0.77	0.77	0.77	0.77
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	0.30	0.32	0.36	0.40	0.28	0.18[6]
Acquired fund fees and expenses	0.04	0.04	0.04	0.04	0.04	0.04
Total annual fund operating expenses[7]	1.36	2.13	1.42	1.71	1.09	0.99

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[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record (“LMIS Accounts”).
[2]	Maximum deferred sales charge (load) may be reduced over time.
[3]
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[4]
If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[5]	The Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 1.00% of assets up to and including $100 million and 0.75% of assets over $100 million.
[6]	“Other expenses” for Class IS shares are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
[7]
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights contained in the fund’s Prospectus and in the fund’s shareholder reports, which are for different time periods and do not include acquired fund fees and expenses. Annual fund operating expenses are annualized for the seven months ended July 31, 2016.

MOT Acquiring Fund (Pro Forma)

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	None[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees[2]	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	None	None
Other expenses[3]	0.30%	0.34%	0.38%	0.40%	0.31%	0.21%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total annual fund operating expenses	1.36%	2.15%	1.44%	1.71%	1.12%	1.02%
Fees waived and/or expenses reimbursed[4]	0.00%	(0.02)%	(0.02)%	0.00%	(0.03)%	(0.03)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.36%	2.13%	1.42%	1.71%	1.09%	0.99%

[1]
Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Waivers of Contingent Deferred Sales Charge” section of this Proxy Statement.

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[2]
The Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 1.00% of assets up to and including $100 million; 0.75% of assets on the next $2.5 billion; 0.70% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.65% on amounts over $7.6 billion.

[3]	Other expenses are estimated for the current fiscal year. Actual expenses may differ from estimates.
[4]
LMM LLC (the “Adviser) has agreed to waive fees and/or reimburse operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) through February 28, 2019, so that total annual operating expenses will not exceed 1.20% for Class A, 1.97% for Class C, 1.26% for Class FI, 1.55% for Class R, 0.93% for Class I, and 0.83% for Class IS, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class because acquired fund fees and expenses and interest expense are excluded from the caps. These arrangements cannot be terminated prior to February 28, 2019 without the TAP Trust Board’s consent. The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within three years after the Adviser earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding: (1) the applicable expense cap at the time of the waiver; or (2) the applicble expense cap at the time of the recapture.

The LMOT Target Fund and the MOT Acquiring Fund have each adopted a Rule 12b-1 shareholder services and distribution plan.  Under the plan, each Fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A and Class FI shares, up to 0.50% for Class R shares, and up to 1.00% for Class C shares.  These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.  Class I and Class IS shares are not subject to distribution and/or service fees under the plan.

Comparison of Expense Limitation.  LMM has agreed to an expense cap through February 28, 2019, for each class of the MOT Acquiring Fund that results in a net operating expense ratio for that class that is equal to the current net operating expense ratio of the corresponding class of the LMOT Target Fund as indicated in the LMOT Target Fund’s fee table above.  The MOT Acquiring Fund’s expense caps will exclude interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.  These expense caps cannot be terminated or amended to increase the level of the expense cap prior to February 28, 2019 without Board consent.  Due to these expense caps, the net operating expense ratios for each class of the LMOT Target Fund are not expected to increase as a result of the Reorganization.  There is no assurance that these expense caps will continue after February 28, 2019, and if they were discontinued fees and expenses of the MOT Acquiring Fund may increase.  In addition, expenses that are excluded from the expense caps may go up or down due to the Fund’s investment program, interest rates, or other market factors.

Expense Example:

The Expense Example below is intended to help you compare the cost of investing in the LMOT Target Fund and the MOT Acquiring Fund, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense caps that are in place through February 28, 2019).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

LMOT Target Fund

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$706	$981	$1,277	$2,117
Class C (with redemption at end of period)	$316	$667	$1,144	$2,462
Class C (without redemption at end of period)	$216	$667	$1,144	$2,462
Class FI (with or without redemption at end of period)	$145	$450	$777	$1,703
Class R (with or without redemption at end of period)	$174	$539	$929	$2,020

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1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	$111	$346	$601	$1,329
Class IS (with or without redemption at end of period)	$101	$315	$547	$1,213

MOT Acquiring Fund (Pro Forma)

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$706	$981	$1,277	$2,116
Class C (with redemption at end of period)	$316	$669	$1,151	$2,479
Class C (without redemption at end of period)	$216	$669	$1,151	$2,479
Class FI (with or without redemption at end of period)	$145	$452	$783	$1,721
Class R (with or without redemption at end of period)	$174	$539	$928	$2,019
Class I (with or without redemption at end of period)	$111	$350	$611	$1,357
Class IS (with or without redemption at end of period)	$101	$319	$557	$1,242

Performance Information

Performance information for the MOT Acquiring Fund is not presented because the MOT Acquiring Fund has not yet commenced operations.  As the accounting successor to the LMOT Target Fund, the MOT Acquiring Fund will assume the LMOT Target Fund’s historical performance after the Reorganization. As a result, the bar chart and table below illustrate the risks of investing in the MOT Acquiring Fund and the LMOT Target Fund. The bar chart shows changes in the LMOT Target Fund’s performance from year to year for Class C shares.  The table shows the average annual total returns of each class of the LMOT Target Fund and also compares the LMOT Target Fund’s performance with the average annual total returns of the S&P 500 Index.  The LMOT Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the LMOT Target Fund or, if the Reorganization is approved and consummated, the MOT Acquiring Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Calendar Year Total Return as of December 31,

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	06/30/2009	46.22%
Lowest Return Quarter	12/31/2008	(41.36)%

The Fund’s year-to-date return as of the end of the most recent quarter ended September 30, 2016 was (2.58)%.

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Average annual total returns
(for periods ended December 31, 2015)
Class C	1 year	5 years	10 years	Since Inception	Inception Date
Return before taxes	(1.22)%	10.71%	3.18%
Return after taxes on distributions	(1.22)%	10.66%	2.83%
Return after taxes on distributions and sale of Fund shares	(0.69)%	8.49%	2.57%
Other Classes (Return before taxes only)
Class A	(5.28)%	10.26%	N/A	20.96%	2/3/2009
Class FI	0.41%	11.51%	3.87%
Class R	0.16%	11.08%	N/A	2.43%	12/28/2006
Class I	0.74%	11.90%	4.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	1.38%	12.57%	7.31%

[1]	For Class A and R shares for the period from the class’ inception date to December 31, 2015, the average annual total return of the S&P 500 Index was 16.24% and 6.34%, respectively.

Returns for Class IS shares are not yet available for a full calendar year. The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C. Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

Portfolio Turnover

The LMOT Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the LMOT Target Fund’s performance.  During the most recent fiscal year ended December 31, 2015, the LMOT Target Fund’s portfolio turnover rate was 16% of the average value of its portfolio. As the MOT Acquiring Fund has not commenced investment operations, its portfolio turnover rate is not available.

Contingent Deferred Sales Charge Provisions
The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares that are Contingent Deferred Sales Charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class A shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase.

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In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption.

Waivers of Contingent Deferred Sales Charge
The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchanging Shares”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 ; (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Adviser.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the Fund.

Investment Objectives and Investment Strategies of the MOT Acquiring Fund
The Fund’s investment objective is long-term growth of capital.

The Fund is designed for long-term investors.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on 60 days’ notice to shareholders.

There is no assurance that the Fund will meet its investment objective.

The MOT Acquiring Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.  Although the LMOT Target Fund is currently a diversified fund, LMM believes that being organized as a non-diversified fund would provide it more flexibility to pursue its current investment strategy.  Although LMM does not currently expect to manage the MOT Acquiring Fund any differently than the LMOT Target Fund, LMM will be able to invest a larger percentage of the MOT Acquiring Fund’s assets in a smaller number of issuers.  If the MOT Acquiring Fund invests its assets in a smaller number of issuers, it will be more susceptible to negative events affecting those issuers than a diversified fund.  It is not anticipated that there will be any transactions or transactional costs associated with the change in classification from a diversified to a non-diversified fund.

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class.

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The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Proxy Statement.

Equity investments. Equity securities include exchange-traded and over-the-counter (“OTC”) common and preferred stocks, depositary receipts, warrants and rights, securities convertible into common stocks, and securities of other investment companies, exchange-traded funds (“ETFs”) and of real estate investment trusts (“REITs”). Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.

Short sales. The Fund may engage in short sales to the extent permitted by applicable law. A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. To effect a short sale, the Fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the Fund will become obligated to replace the security borrowed at the time of replacement, regardless of the market price at that time. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. The Fund may use securities it owns to meet any such collateral obligations. Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until the Fund closes its short position or replaces the borrowed security, the Fund, consistent with the Investment Company Act of 1940, as amended, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount at least equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (following a “mark to market” procedure) in an amount equal to the changes in the market value of the Fund’s obligation to purchase the security sold short. This may limit the Fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

In response to certain market conditions, regulatory authorities in various countries, including the United States, may from time to time enact temporary rules prohibiting short sales of certain securities. The length of the bans and type of securities covered vary from country to country. Investors should be aware that prohibitions on effecting short sales may apply to the Fund, and while the prohibitions remain in effect, they may prevent the Fund from fully implementing its investment strategies.

Derivatives. The Fund may engage in a variety of transactions using derivatives, such as options, forwards, futures, structured notes, swaps (including buying and selling credit default swaps), caps, floors and collars. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the Fund for any of the following purposes:

• As a hedging technique in an attempt to manage risk in the Fund’s portfolio

• As a substitute for buying or selling securities

• As a means of changing investment characteristics of the Fund’s portfolio

• As a cash flow management technique

• As a means of attempting to enhance returns

• As a means of providing additional exposure to types of investments or market factors

The Fund may purchase or write put and call options. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative.

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The Fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the Fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The Fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the Fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the Fund.

Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.

When the Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of the Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The Fund may use one or more types of these instruments without limit.

Variable and floating rate securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Corporate debt. Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

High yield securities. The Fund may invest a portion of its assets in high yield securities (“junk bonds”).

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Loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to liquidity risk. The Fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.” Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Fund’s redemption obligations.

U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. Government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. Government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).

Sovereign debt. The Fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•	Fixed income securities issued by government-owned, controlled or sponsored entities

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between governments and financial institutions

•	Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.

Mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

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Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Foreign and emerging market securities. The Fund may invest its assets in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the Fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers. The Fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the Fund invests in these securities, the risks associated with investments in foreign issuers will generally be more pronounced.

Preferred stock and convertible securities. The Fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Closed-end investment companies and business development companies (“BDCs”). The Fund may invest up to 10% of its assets in closed-end investment companies, including BDCs. BDCs are a type of closed-end investment company that typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and often offer a yield advantage over other types of securities. The Fund will indirectly bear its proportionate share of any management fees and other expenses, and of any performance based or incentive fees, charged by the closed-end investment companies and BDCs in which it invests, in addition to the expenses paid by the Fund.

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Real estate investment trusts (“REITs”). The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, REITs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Securities of other investment companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The return on investments in other registered investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales loads or other distribution and/or service fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Structured notes and indexed securities. The Fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Non-U.S. currency transactions. The Fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.

Cash management. The Fund may hold cash pending investment, and may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements for cash management purposes. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Fixed income investments. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

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Investments by other funds

The Fund may be an investment option for other funds, including affiliated funds.

Other investments. The Fund may also use other strategies and invest in other securities that are described, along with their risks, in this Proxy Statement. However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Proxy Statement. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the Fund may invest in new types of securities and instruments.

Capitalization

Each of the LMOT Target Fund and the MOT Acquiring Fund offer Class A, Class C, Class FI, Class R, Class I, and Class IS shares.  Shares of the MOT Acquiring Fund have not yet been offered to the public. The following table sets forth the capitalization of the LMOT Target Fund and that of the MOT Acquiring Fund on a pro forma basis, as of August 31, 2016.  The MOT Acquiring Fund will not have any assets until after the closing of the Reorganization, but the table reflects the amount it would have if the Closing Date were August 31, 2016.

Fund Capitalization as of August 31, 2016	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
LMOT Target Fund Class A	$218,869	12,165	$17.99
MOT Acquiring Fund Class A (pro forma)	$218,869	12,165	$17.99
LMOT Target Fund Class C	$675,229	39,337	$17.17
MOT Acquiring Fund Class C (pro forma)	$675,229	39,337	$17.17
LMOT Target Fund Class FI	$25,961	1,398	$18.57
MOT Acquiring Fund Class FI (pro forma)	$25,961	1,398	$18.57
LMOT Target Fund Class R	$7,312	403	$18.14
MOT Acquiring Fund Class R (pro forma)	$7,312	403	$18.14
LMOT Target Fund Class I	$372,228	19,128	$19.46
MOT Acquiring Fund Class I (pro forma)	$372,228	19,128	$19.46
LMOT Target Fund Class IS	$0	0	n/a
MOT Acquiring Fund Class IS (pro forma)	$0	0	n/a

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization.  Additional information is contained elsewhere in this Proxy Statement, the LMOT Target Fund’s Prospectus and Statement of Additional Information, and the Plan.   Shareholders should read this entire Proxy Statement carefully.

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PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE MILLER INCOME OPPORTUNITY TRUST

The Proposal requests your approval of the Reorganization of the MIOT Target Fund into the MIF Acquiring Fund. In considering whether to approve the Proposal please review the following information.

Comparison of the MIOT Target Fund to the MIF Acquiring Fund
The MIF Acquiring Fund has been organized as a new series of the TAP Trust solely for the purpose of acquiring the MIOT Target Fund’s assets and continuing its investment strategy and will not conduct any investment operations until after the closing of the Reorganization. The MIOT Target Fund and the MIF Acquiring Fund have identical investment objectives and substantially similar strategies and policies, which are presented in the table below.

	MIOT Target Fund	MIF Acquiring Fund
Sub-Classification of Management Companies	A non-diversified fund.	Same.
Form of Organization	A non-diversified series of the Legg Mason Global Asset Management Trust, an open-end management investment company organized as a Maryland statutory trust.	A non-diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.
Differences in Form of Organization
The differences between a Maryland and Delaware statutory trust are negligible with regard to the operations of the Fund. The most significant difference between the two Trusts is that each is overseen by completely different Boards of Trustees. Please see Appendix E for a more comprehensive comparison between these two forms of organization. In addition, the TAP Trust does not use "dollar-weighted voting."

Net Assets as of August 31, 2016
$9.97 million (Class A)
$21.64 million (Class C)
$0.01 million (Class FI)
$20.64 million (Class I)
$40.79 million (Class IS)
$93.05 million (Total)

The MIOT Target Fund no longer offers Class A2 and Class R shares for purchase by new or existing investors and no shares of these classes are currently outstanding; consequently, those classes of shares are not subject to the Reorganization.
None.
Investment Manager/ Adviser, Subadvisers and Portfolio Managers	Investment Manager: Legg Mason Partners Fund Advisor, LLC Subadviser: LMM LLC Portfolio Managers: Bill Miller, CFA, and Bill Miller IV, CFA have been co-portfolio managers of the Fund since inception.	Investment Adviser: LMM LLC Subadviser: None. Portfolio Managers: Same.

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Differences in Investment Manager/ Adviser, Subadvisers and Portfolio Managers
The subadviser to the MIOT Target Fund, LMM LLC, will become the sole investment adviser to the MIF Acquiring Fund. The MIF Acquiring Fund will have no subadvisers. The portfolio managers of the MIF Acquiring Fund will be the same as the portfolio managers of the MIOT Target Fund.

MIOT Target Fund	MIF Acquiring Fund
Fund Name	Miller Income Opportunity Trust	Miller Income Fund
Investment Objective	The MIOT Target Fund seeks to provide a high level of income while maintaining the potential for growth.	Same.
Primary Investments, Investment Strategies and Process
The Fund’s investment style is flexible and intended to generate a high level of income from a wide array of sources. The investment strategy involves identifying instances where the manager believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The ability to tactically move across asset classes and up and down the capital structure is intended to allow the Fund to access the greatest yield and valuation opportunities. The portfolio managers believe that this flexible approach will allow the Fund to maintain a high level of income while also preserving the opportunity for growth over time.

Under normal market conditions, the Fund will invest primarily in cash distributing equity, and equity-like securities, fixed income securities, derivatives, and other financial instruments of issuers located anywhere in the world. The cash distributing securities in which the Fund may invest include, but are not limited to, common stock, business development companies, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end investment companies, exchange traded funds (“ETFs”), preferred stock, convertible securities, trust preferred securities, investment grade corporate bonds, below investment grade corporate bonds (commonly known as “junk bonds”), royalty trusts, asset-backed and mortgage-backed securities, private mortgage-related securities, including non-U.S. mortgage pass-through securities, U.S. government and agency bonds, sovereign government and agency bonds, bank loans, emerging market debt, equipment trust certificates, money market instruments, zero coupon bonds, indexed securities, including those that are linked to currencies, and inflation-indexed securities, structured notes including those that are linked to currencies, depositary receipts, and floating rate debt instruments. The Fund can invest without limit in foreign securities in any country, including countries with developing or emerging markets.
Same, with the clarification that certain securities may be privately placed.

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MIOT Target Fund	MIF Acquiring Fund

Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the fund’s portfolio; and/or in an attempt to enhance income or returns. Derivative instruments the Fund may use include, but are not limited to: covered calls, forwards, including currency forwards, futures, structured notes, swaps, caps, floors, and collars. The Fund’s derivative investments may be significant at times. Although the portfolio managers have the flexibility to make use of derivatives for hedging purposes, they may choose not to for a variety of reasons, even under very volatile market conditions.

Temporary Defensive Investment Strategies
The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Same (except that references to the “manager” are changed to the “Adviser”).
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MIOT Target Fund	MIF Acquiring Fund
Distribution
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc., serves as the Fund’s sole and exclusive distributor and is located at 100 International Drive, Baltimore, Maryland 21202.

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), is a third-party mutual fund principal underwriter that serves as the Fund’s distributor. Quasar is an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”). Quasar and USBFS are controlled by U.S. Bank N.A.

Differences in Distribution	The MIF Acquiring Fund will use Quasar as its distributor.
Buying Shares
Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Funds may not be available for sale in certain states. Prospective investors should inquire as to whether the Funds are available for sale in their state of residence.

You must provide the following information for your order to be processed:
•         Name of fund being bought
•         Class of shares being bought
•         Dollar amount or number of shares being bought
•         Account number (if existing account)

Same.

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

Same. Through the Fund For initial purchases, complete and send your account application to the Fund at the following address:

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MIOT Target Fund	MIF Acquiring Fund

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a Systematic Investment Plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see table below).

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

Regular Mail
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

Through an Automatic Investment Plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account or (ii) cash held in a brokerage account with a Service Agent, in order to buy shares on a regular basis.

•         Amounts transferred must meet the applicable minimums.

•         Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.

•         If you do not have sufficient funds in your account on a transfer date, you may be charged a fee.

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should

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MIOT Target Fund	MIF Acquiring Fund
transmit immediately available funds by wire to:

Bank Name: U.S. Bank National Association
ABA No. 075000022
Account Name: Miller Funds
Account No. 112-952-137
Further Credit: (Fund Name, Class and Account Number)

Differences in Buying Shares
USBFS will serve as the transfer agent of the MIF Acquiring Fund. BNY Mellon Investment Servicing (U.S.) Inc. serves as the transfer agent of the MIOT Target Fund. As a result, telephone numbers and mailing addresses will change. Purchasing Fund shares by wire will be an additional option for MIF Acquiring Fund shareholders.

MIOT Target Fund and MIF Acquiring Fund
Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None*	N/A
IRAs	250/50	250/50	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	None/None	None/None	None/None	None/None
Eligible Investment Programs	None/None	None/None	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None
*	Available to investors investing directly with the Fund.

Your financial intermediary may impose different investment minimums. Please contact them for additional details.

	MIOT Target Fund	MIF Acquiring Fund
Redeeming Shares
Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.
Same.

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MIOT Target Fund	MIF Acquiring Fund

By Mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:
•     The fund name, the class of shares being redeemed and your account number
•     The dollar amount or number of shares being redeemed
•     Signature of each owner exactly as the account is registered
•     Medallion signature guarantees, as applicable

By Telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•         Name of fund being redeemed
•         Class of shares being redeemed
•         Account number

Automatic Cash Withdrawal Plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•         Redemptions may be made monthly, every alternate month, quarterly,

By Mail
Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Regular Mail
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Your written request must provide the following:
•     The fund name, the class of shares being redeemed and your account number.
•     The dollar amount or number of shares being redeemed.
•     Signature of each owner exactly as the account is registered.
•     Signature guarantees, as applicable.

By Telephone
Contact your Service Agent or, if you hold shares directly with the Funds, call the Funds at 1 -888-593-5110 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for information. Redemptions are priced at the NAV next determined.

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1 -888-593-5110 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•     Name of fund being redeemed
•     Class of shares being redeemed
•     Account number

Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule automatic redemptions of a portion of

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MIOT Target Fund	MIF Acquiring Fund
semi-annually or annually.

•         If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

You must elect to have all dividends and distributions reinvested.

your shares. To qualify, you must own shares of a Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:
•     Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
•     If your shares are subject to a CDSC, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
•     You must inform your financial intermediary or the Transfer Agent at the time you establish your Systematic Withdrawal that you are eligible for any CDSC waiver.
•     You must elect to have all dividends and distributions reinvested

Exchanging Shares
You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances.

You may exchange shares of the Fund for the same class of shares of other funds advised by LMM LLC on any day that both the Fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same Fund under certain limited circumstances.

Differences in Selling or Exchanging Shares
Exchanges to Legg Mason funds will no longer be available. USBFS will serve as the transfer agent of the MIF Acquiring Fund. BNY Mellon Investment Servicing (U.S.) Inc. serves as the transfer agent of the MIOT Target Fund. As a result, telephone numbers and mailing addresses will change. Because the Acquiring Funds’ distributor will be different, exchanges may only be made between funds within the TAP Trust advised by LMM (immediately following the

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MIOT Target Fund	MIF Acquiring Fund
Reorganizations, the MOT Acquiring Fund and the MIF Acquiring Fund). Conversions may be made between share classes of the same Acquiring Fund under certain limited circumstances.

Reinstatement Privileges
Purchases of Class A shares may be made at NAV without an initial sales charge by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption.

If you sell Class A shares of a Fund and withdraw your money from that Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. The 365-day reinstatement privilege will restart after the Reorganizations. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 1-888-593-5110, for additional information. You must identify and provide information to the Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Funds, their transfer agent, and financial intermediaries will not be responsible for providing this information.

MIOT Target Fund	MIF Acquiring Fund

Differences in Reinstatement Privileges
The MIF Acquiring Fund’s reinstatement privilege will allow for reinstating into the same account within 365 days from the date of the redemption out of the Fund without paying a front-end sales charge if one was paid when shares were initially purchased.  The 365-day reinstatement privilege will restart after the Reorganizations. The MIOT Target Fund’s reinstatement privilege, on the other hand, allows for reinvestment in the fund without an initial sales charge within 60 calendar days of the redemption.

Comparison of Principal Risks

A summary of the principal risks of investing in the MIOT Target Fund and MIF Acquiring Fund is set forth below.  Except for closed-end investment company, large capitalization company, small and medium capitalization company, U.S. Government securities, and warrants risks, which are principal risks only of the MIF Acquiring Fund, references to the “Fund” apply equally to the MIOT Target Fund and the MIF Acquiring Fund, as the principal risks of the two Funds are substantially the same.  References to the “subadviser” for the MIOT Target Fund apply equally to the “adviser” for the MIF Acquiring Fund.

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Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The Adviser may devote a significant portion of the Fund’s assets to pursuing an investment opportunity or strategy, including through the use of derivatives that create a form of investment leverage in the Fund. This approach to investing may make the Fund a more volatile investment than other mutual funds and cause the Fund to perform less favorably than other mutual funds under similar market or economic conditions.

Market and interest rate risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Issuer risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Non-diversification risk. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Portfolio management risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the Adviser. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Fund.

REIT risk. The value of REITs may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Liquidity risk. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Leveraging risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

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The Adviser expects that the implementation of the Fund’s investment strategy, which may include a significant level of investment in derivatives, could have the effect of creating leverage in the Fund in that the Fund’s potential exposure may be greater than its net assets.

Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. The market price of the equity security underlying a convertible security may be volatile. When the market price decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, making the convertible security more susceptible to credit and interest rate risks. When the market price of such an equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk.

Zero coupon bond risk. Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market.

Prepayment or call risk.  Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates.  Generally, the longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

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Foreign investments and emerging markets risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.

Derivatives risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility.

Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies such as the Fund. If the proposed rule takes effect, it could limit the ability of the Fund to invest in derivatives.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Commodities risk. Investing in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. The Fund’s ability to gain exposure to commodities using derivatives, and other means, may be limited by tax considerations.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including borrowings and many types of derivatives, the fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is

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outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.

Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short position.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Yield risk. The amount of income received by the Fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Fund’s Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Market sector risk. The Fund may be significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or sectors.

MLP risk. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were treated as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, which could cause a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

Municipal securities risks. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Investment company and ETF risk. Investing in securities issued by investment companies and ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by any fund it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The spread between ask and bid prices quoted during the course of the day could be considered a premium or discount for the ETF at closing which could affect the investment.

Business Development Companies (“BDCs”) risk. BDCs carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their

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net asset value. BDCs may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Inflation-indexed securities risk. The values of inflation-indexed fixed income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate). The principal value of inflation-indexed securities declines in periods of deflation, and holders of such securities may experience such a loss. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. Because an increase in principal value of an inflation-indexed security is treated as taxable income to the owner in the year the adjustment is made, even though no cash is paid out, the Fund could be required to sell other securities to make required distributions, including when it is not advantageous to do so. Inflation-indexed securities do not protect against the decline in value of debt securities caused by increases in nominal interest rates.

Privately placed securities risk. Investments in privately placed securities, including private equity fund investments, involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements and oversight to which public issuers are subject, there may be very little public information available about the issuers and they may have limited liquidity.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Equipment trust certificate risk. The Fund may also invest in equipment trust certificates, a type of asset-backed security typically issued by a railroad, airline or other transportation firm. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serves as collateral for the related issue of certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the equipment trust certificate. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

Redemption risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Financial services sector risk. The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds”. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

Bank loans risk.  The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to liquidity risk. The fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations. Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations.

Closed-end investment company risk. Investing in a closed-end investment company will give the Fund exposure to the securities comprising the closed-end investment company and will expose the Fund to risks similar to those of investing directly in those securities. Shares of closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end investment companies.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund.

Royalty trust risk. The value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally,

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commodity prices and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities.

Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Structured notes risk. Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a complete loss of invested capital. Structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

U.S. Government securities risk. U.S. Government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.

Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore, are highly volatile and speculative investments.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of the shares of the MIOT Target Fund and MIF Acquiring Fund based on the fees and expenses of the MIOT Target Fund as of July 31, 2016 and estimated expenses of the MIF Acquiring Fund, which has not yet commenced operations.  If the Reorganization is consummated, holders of Class A, C, FI, I, and IS shares of the MIOT Target Fund will receive, respectively, Class A, C, FI, I, and IS shares of the MIF Acquiring Fund.  The MIOT Target Fund no longer offers Class A2 and Class R shares for purchase by new or existing investors and no shares of those classes are currently outstanding; consequently, Class A2 and Class R shares are not subject to the Reorganization.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the MIOT Target Fund or the MIF Acquiring Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the applicable family of funds.  More information about these and other discounts is available in Appendix C.

MIOT Target Fund

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[2]	None[3]	1.00	None	None	None
Small account fee[4]	$15	$15	None	None	None

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Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees[5]	0.70	0.70	0.70	0.70	0.70
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	None	None
Other expenses	0.37	0.37	3.81	0.38	0.26
Acquired fund fees and expenses	1.09	1.09	1.09	1.09	1.09
Total annual fund operating expenses[6]	2.41	3.16	5.85	2.17	2.05
Fees waived and/or expenses reimbursed[7]	(0.07)	(0.07)	(3.51)	(0.13)	(0.11)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	2.34	3.09	2.34	2.04	1.94

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record (“LMIS Accounts”).
[2]	Maximum deferred sales charge (load) may be reduced over time.
[3]
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[4]
If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[5]
The Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.70% of the first $2.5 billion of average net assets, 0.675% of the next $5 billion of average net assets and 0.65% of average net assets over $7.5 billion.

[6]
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables contained in this Prospectus and in the fund’s shareholder reports, which are for different time periods and do not include acquired fund fees and expenses. Annual fund operating expenses are annualized for the ten months ended July 31, 2016.

[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.25%, 2.00%, 1.25%, 0.95% and 0.85% for Class A, C, FI, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses. These arrangements cannot be terminated prior to December 31, 2017 without the LMGT Trust Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.  In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Class’ total annual operating expenses exceeding this limit or any other limit then in effect.

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MIF Acquiring Fund (Pro Forma)

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	None[1]	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees[2]	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	None	None
Other expenses[3]	0.43%	0.46%	3.87%	0.48%	0.34%
Acquired fund fees and expenses	1.09%	1.09%	1.09%	1.09%	1.09%
Total annual fund operating expenses	2.47%	3.25%	5.91%	2.27%	2.13%
Fees waived and/or expenses reimbursed[4]	(0.13)%	(0.16)%	(3.57)%	(0.23)%	(0.19)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	2.34%	3.09%	2.34%	2.04%	1.94%

[1]
Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Waivers of Contingent Deferred Sales Charge” section of this Proxy Statement.

[2]
The Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.70% of the first $2.5 billion of average net assets, 0.675% of the next $5 billion of average net assets, and 0.65% of average net assets over $7.5 billion.

[3]	Other expenses are estimated for the current fiscal year. Actual expenses may differ from estimates.
[4]
LMM LLC (the “Adviser”) has agreed to waive fees and/or reimburse operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) through February 28, 2019 so that total annual operating expenses will not exceed 1.25% for Class A; 2.00% for Class C; 1.25% for Class FI; 0.95% for Class I and 0.85% for Class IS, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses. These arrangements cannot be terminated prior to February 28, 2019 without the TAP Trust Board’s consent. The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within three years after the Adviser earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding: (1) the applicable expense cap at the time of the waiver; or (2) the applicable expense cap at the time of the recapture.

The MIOT Target Fund and the MIF Acquiring Fund have each adopted a Rule 12b-1 shareholder services and distribution plan.  Under the plan, each Fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A and Class FI shares and up to 1.00% for Class C shares.  These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.  Class I and Class IS shares are not subject to distribution and/or service fees under the plan.

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Comparison of Expense Limitation.  LMM has agreed to an expense cap through February 28, 2019, for each class of the MIF Acquiring Fund that is equal to the current expense cap of the corresponding class of the MIOT Target Fund as indicated in the MIOT Target Fund’s current Prospectus (such caps are described in the fee table above).  The MIF Acquiring Fund’s expense caps will exclude interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.  These expense caps cannot be terminated or amended to increase the level of the expense cap prior to February 28, 2019 without Board consent.  Due to these expense caps, the net operating expense ratios for each class of the MIOT Target Fund are not expected to increase as a result of the Reorganization.  There is no assurance that these expense caps will continue after February 28, 2019, and if they were discontinued fees and expenses of the MIF Acquiring Fund may increase.  In addition, expenses that are excluded from the expense caps may go up or down due to an Acquiring Fund’s investment program, interest rates, and other market factors.

Expense Example:

The Expense Example below is intended to help you compare the cost of investing in the MIOT Target Fund and the MIF Acquiring Fund, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense caps that are in place through February 28, 2019).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MIOT Target Fund

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	798	1,276	1,780	3,158
Class C (with redemption at end of period)	412	968	1,648	3,462
Class C (without redemption at end of period)	312	968	1,648	3,462
Class FI (with or without redemption at end of period)	237	1,428	2,599	5,440
Class I (with or without redemption at end of period)	207	667	1,153	2,493
Class IS (with or without redemption at end of period)	197	632	1,093	2,371

MIF Acquiring Fund (Pro Forma)

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$798	$1,276	$1,792	$3,201
Class C (with redemption at end of period)	$412	$970	$1,669	$3,527
Class C (without redemption at end of period)	$312	$970	$1,669	$3,527
Class FI (with or without redemption at end of period)	$237	$1,101	$2,324	$5,286
Class I (with or without redemption at end of period)	$207	$664	$1,172	$2,569
Class IS (with or without redemption at end of period)	$197	$629	$1,108	$2,431

Performance Information

Performance information for the MIF Acquiring Fund is not presented because the MIF Acquiring Fund has not yet commenced operations.  As the accounting successor to the MIOT Target Fund, the MIF Acquiring Fund will assume the MIOT Target Fund’s historical performance after the Reorganization. As a result, the bar chart and table below illustrate the risks of investing in the MIF Acquiring Fund and the MIOT Target Fund. The bar chart shows changes in the MIOT Target Fund’s performance from year to year for Class A shares.  The table shows the average annual total returns of each class of the MIOT Target Fund and also compares the MIOT Target Fund’s performance with the average annual total returns of the S&P 500 Index and BofA Merrill Lynch High Yield Master II Index.  The MIOT Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the MIOT Target Fund or, if the Reorganization is approved and consummated, the MIF Acquiring Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

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Calendar Year Total Return as of December 31, 2015

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	03/31/2015	5.24%
Lowest Return Quarter	09/30/2015	-13.69%

The Fund’s year-to-date return as of the end of the most recent quarter ended September 30, 2016 was 11.46%.

Average annual total returns
(for periods ended December 31, 2015)

Class A	1 year	Since inception	Inception date
Return before taxes	(19.69)%	(11.60)%	02/28/2014
Return after taxes on distributions	(21.35)%	(13.60)%
Return after taxes on distributions and sale of fund shares	(10.80)%	(9.38)%

Other Classes (Return before taxes only)
Class C	(16.20)%	(9.30)%	02/28/2014
Class FI	(14.82)%	(8.88)%	02/28/2014
Class I	(14.53)%	(8.54)%	02/28/2014
Class IS	(14.46)%	(8.49)%	02/28/2014
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	7.49%
BofA Merrill Lynch High Yield Master II Index (reflects no deductions for fees, expenses or taxes)	(4.64)%	(2.69)%

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.  Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

Portfolio Turnover

The MIOT Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the MIOT Target Fund’s performance.  During the fiscal year ended September 30, 2015 the MIOT Target Fund’s portfolio turnover rate was 54% of the average value of its portfolio. As the MIF Acquiring Fund has not commenced investment operations, its portfolio turnover rate is not available.

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Contingent Deferred Sales Charge Provisions

The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares that are Contingent Deferred Sales Charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class A shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchanging Shares”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 ; (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Adviser.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the Fund.

Investment Objectives and Investment Strategies of the MIF Acquiring Fund

The Fund seeks to provide a high level of income while maintaining potential for growth.

The Fund is designed for long-term investors.

The Fund’s investment objective may be changed by the Board without shareholder approval and on 60 days’ notice to shareholders.

There is no assurance that the Fund will meet its investment objective.

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The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

The Fund’s investment style is flexible and intended to generate a high level of income from a wide array of sources.

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Proxy Statement.

Equity investments. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies, exchange traded funds (“ETFs”) and of real estate investment trusts (“REITs”). Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.

Derivatives and hedging techniques. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The Fund may engage in a variety of transactions using derivatives, such as forwards, futures, structured notes, swaps (including credit default swaps), caps, floors and collars. The Fund may use currency futures, forwards or options in an attempt to increase returns, or hedge a portion of its currency risk. However, these instruments may not always work as intended, and in specific cases the Fund may be worse off than if it had not used a hedging instrument. Derivatives may be used by the Fund for any of the following purposes:

•	As a means to generate income

•	As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•	As a substitute for buying or selling securities

•	As a means of enhancing returns

•	As a cash flow management technique

•	To manage its exposure to foreign securities

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When the Fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The Fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the Fund’s derivative exposure. If such segregated assets represent a large portion of the Fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the Fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

In determining compliance with any percentage limitation or requirement regarding the use or investment of Fund assets, the Fund takes into account the market value of the Fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Fixed income investments. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

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Variable and floating rate securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Real estate investment trusts (REITs). The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, REITs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Stripped securities. Certain fixed income securities, called stripped securities, represent the right to receive either payments of principal (“POs”) or payments of interest (“IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the Fund receives from them.

Corporate debt. Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the Fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to liquidity risk. The Fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.” Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations.

U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. Government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. Government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).

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Sovereign debt. The Fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•	Fixed income securities issued by government-owned, controlled or sponsored entities

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between governments and financial institutions

•	Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.

Mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund may also invest in equipment trust certificates, a type of asset-backed security typically issued by a railroad, airline or other transportation firm. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serves as collateral for the related issue of certificates.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include

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high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Municipal securities. Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related fiscal period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Foreign and emerging markets securities. The Fund may invest its assets in depositary receipts or directly in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the Fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers. The Fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the Fund invests in these securities, the risks associated with investments in foreign issuers will generally be more pronounced.

Preferred stock, trust preferred securities and convertible securities. The Fund may invest in preferred stock, trust preferred securities and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock, trust preferred securities and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Closed-end investment companies and business development companies (“BDCs”). The Fund may invest up to 10% of its assets in closed-end investment companies, including BDCs. BDCs are a type of closed-end investment company that typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and often offer a yield advantage over other types of securities. The Fund will indirectly bear its proportionate share of any management fees and other expenses, and of any performance based or incentive fees, charged by the closed-end investment companies and BDCs in which it invests, in addition to the expenses paid by the Fund.

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Securities of other investment companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The return on investments in other registered investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales loads or other distribution and/or service fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Master limited partnerships (“MLPs”). MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company’s operations. Distributions from an MLP often exceed the MLP’s taxable income, decreasing the tax basis of the MLP’s units and increasing a holder’s taxable gain or decreasing a holder’s taxable loss at the time of disposal of such MLP units. Any such distributions that exceed the remaining tax basis in the MLP’s units will be taxable as capital gain immediately, assuming the units are held as capital assets. Certain MLP units have restrictions that limit or restrict the acquisition of such MLP units by regulated investment companies such as the fund. Such limits or restrictions, if enforced, could limit the availability of such units to the Fund or result in a forced sale at a below market price and/or loss of rights to receive MLP distributions.

The Fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships (“QPTPs”) (“the 25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity-focused, such as, for instance, finance-related partnerships.

The Fund may also invest in “I-Shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interests. Although I-Shares have similar features to MLP common units with respect to distributions, holders of I-Shares receive distributions in the form of additional I-Shares equal to the cash distributions received by the MLP common unit holders. To the extent the issuers of I-Shares have elected to be treated as corporations for U.S. federal income tax purposes, the Fund’s investments in I-Shares are not subject to the 25% Limitation.

Royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

An investment in a royalty trust will be subject to the 25% Limitation if the royalty trust is treated for tax purposes as a QPTP as discussed and defined in master limited partnerships risk earlier.

Zero coupon, pay-in-kind and deferred interest securities. Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

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Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The Fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the Fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The Fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the Fund’s net asset value per share, in accordance with the Fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions. The Fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The Fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.

Short-term investments. The Fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. The repurchase agreement thereby determines the yield during the Fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the Fund.

Structured notes and indexed securities. The Fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Non-U.S. currency transactions. The Fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.

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Inflation-indexed, inflation-protected and related securities. Inflation-indexed and inflation-protected securities are fixed income securities that are structured to provide protection against inflation and whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal.

The value of inflation-indexed and inflation-protected securities held by the Fund fluctuates in response to changes in real interest rates. In addition, if nominal interest rates increase at a faster rate than inflation, causing real interest rates to rise, it will lead to a decrease in the value of inflation-indexed or inflation-protected securities.

Cash management. The Fund may hold cash pending investment, and may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements for cash management purposes. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments. The Fund may also use other strategies and invest in other securities that are described, along with their risks, in this Proxy Statement. However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Proxy Statement. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the Fund may invest in new types of securities and instruments.

Capitalization

Each of the MIOT Target Fund and the MIF Acquiring Fund offer Class A, Class C, Class FI, Class I, and Class IS shares.  Shares of the MIF Acquiring Fund have not yet been offered to the public. The following table sets forth the capitalization of the MIOT Target Fund and that of the MIF Acquiring Fund on a pro forma basis, as of August 31, 2016.  The MIF Acquiring Fund will not have any assets until after the closing of the Reorganization, but the table reflects the amount it would have if the Closing Date were August 31, 2016.

Fund Capitalization as of August 31, 2016	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
MIOT Target Fund Class A	$9,966	1,263	$7.89
MIF Acquiring Fund Class A (pro forma)	$9,966	1,263	$7.89
MIOT Target Fund Class C	$21,638	2,747	$7.88
MIF Acquiring Fund Class C (pro forma)	$21,638	2,747	$7.88
MIOT Target Fund Class FI	$9	1	$7.88
MIF Acquiring Fund Class FI (pro forma)	$9	1	$7.88
MIOT Target Fund Class I	$20,643	2,619	$7.88
MIF Acquiring Fund Class I (pro forma)	$20,643	2,619	$7.88
MIOT Target Fund Class IS	$40,791	5,176	$7.88
MIF Acquiring Fund Class IS (pro forma)	$40,791	5,176	$7.88

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization.  Additional information is contained elsewhere in this Proxy Statement, the Target Fund’s Prospectus and Statement of Additional Information, and the Plan.  Shareholders should read this entire Proxy Statement carefully.

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INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations.  As discussed in the Introduction above, 50% of LMM LLC (“LMM”) is currently owned by Legg Mason, Inc. (“Legg Mason”) and 50% of LMM is currently owned by Bill Miller and an entity he controls.  LMM serves as investment manager to the LMOT Target Fund and subadviser to the MIOT Target Fund, and Mr. Miller serves as a portfolio manager to each Target Fund.  On August 11, 2016, LMM and Legg Mason announced a definitive agreement to sell Legg Mason’s 50% ownership stake in LMM to Mr. Miller.  The sale is expected to occur on February 24, 2017, and is conditioned upon the concurrent consummation of each Reorganization, unless the consummation of either or both Reorganizations is waived by the parties.

Mr. Miller’s acquisition of Legg Mason’s 50% ownership interest in LMM will terminate the advisory agreement currently in effect between LMM and the LMOT Target Fund and the subadvisory agreement currently in effect between LMPFA and LMM with respect to the MIOT Target Fund.  To facilitate the continuous management of each Target Fund’s portfolio by LMM, each of the LMIT Trust’s Board and the LMGT Trust’s Board (each, a “Board”) has approved the Reorganization of the LMOT Target Fund and the MIOT Target Fund, respectively, subject to the approval of the shareholders of the respective Target Fund.

Therefore, the primary purpose of the Reorganizations is to move the assets of the Target Funds from the LMIT Trust and the LMGT Trust to the corresponding Acquiring Funds that are series of the TAP Trust to maintain the continuity of each Target Fund’s investment program.  If the Reorganizations are approved and consummated, they would allow shareholders of the Target Funds who wish to do so to continue to have their investments managed by LMM under that Target Fund’s investment program.

Each of the Reorganizations will keep portfolio management oversight responsibility for the corresponding Acquiring Fund with LMM.  The portfolio managers, who are primarily responsible for the day-to-day portfolio management of each of the Target Funds, will remain the same for each of the Acquiring Funds.  The investment objective and strategies and policies of each of the Acquiring Funds will be substantially similar to those of each of the Target Funds.  In addition, except for the classification of the MOT Acquiring Fund as non-diversified, each of the Acquiring Fund’s fundamental and non-fundamental investment policies are substantially similar to those of the corresponding Target Fund.

The advisory fee and distribution/service (Rule 12b-1) fees of each Acquiring Fund will be the same as or lower than the advisory fee and distribution/service (Rule 12b-1) fees of each corresponding Target Fund.  In addition, LMM has agreed to apply expense caps to ensure that each Acquiring Fund’s fees do not exceed a certain amount.  LMM has agreed to an expense cap for each class of the MIF Acquiring Fund that is equal to the current expense cap of the corresponding class of the MIOT Target Fund as indicated in the MIOT Target Fund’s current Prospectus.

Because the LMOT Target Fund does not currently have expense caps, LMM has agreed to an expense cap for each class of the MOT Acquiring Fund that results in a net operating expense ratio for that class that is equal to the current net operating expense ratio of the corresponding class of the LMOT Target Fund as of July 31, 2016.  Each Acquiring Fund’s expense caps will exclude interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.  These expense caps cannot be terminated or amended to increase the level of the expense cap prior to February 28, 2019 without Board consent.  Due to these expense caps, the Target Funds’ net operating expense ratios are not expected to increase as a result of the Reorganizations. There is no assurance that these expense caps will continue after February 28, 2019, and if they were discontinued fees and expenses of an Acquiring Fund may increase.

To avoid questions that could arise under the laws of some states, Section 15(f) of the 1940 Act provides that an investment adviser is allowed to benefit from the sale of any interest in the adviser that results in the assignment of a mutual fund’s advisory contract if, for specified periods of time after the transaction, the board of trustees of the fund maintains a prescribed degree of independence, and there is not imposed an unfair burden on the fund as a result of such sale or any express or implied terms conditions or understanding applicable thereto.  An “unfair burden” is defined as any arrangement, during the two-year period after the date on which any such transaction occurs, whereby LMM or any interested person of LMM receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the applicable Acquiring Fund, other than bona fide
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ordinary compensation as principal underwriter for the applicable Acquiring Fund, or (ii) from such Acquiring Fund or its security holders for other than bona fide investment advisory or other services.  In accordance with the requirements of Section 15(f), LMM and the TAP Trust will ensure that at least 75% of the TAP Trust Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of LMPFA, LMM (as constituted both before and after LMM’s transaction with Legg Mason), or their respective affiliates, for at least three years following the Reorganizations and, for at least two years after the Reorganizations, there will not be imposed any “unfair burden” (as defined in the 1940 Act and above) on the Acquiring Funds or their shareholders.  Section 15(f) is only a “safe harbor”; a failure to comply with these requirements would not necessarily raise a concern under any state’s laws.  However, all parties to the Reorganization believe it is desirable to offer Fund shareholders the assurances that Section 15(f) provides and, therefore, will meet the requirements of Section 15(f).

Board Considerations.  Each of the LMIT Trust Board and the LMGT Trust Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of the respective Trust (the “Independent Trustees”), on behalf of the respective Target Fund, met with representatives of LMPFA, LMM, and U.S. Bank to discuss the approval of the applicable Reorganization.  The Independent Trustees of each Board met separately with their independent counsel to review the Reorganizations.  Based upon information received prior to the Board meeting at which the Reorganizations were considered, responses provided to independent counsel’s inquiries and responses provided at the Board meeting, each Board, including a majority of the Independent Trustees, determined that the Reorganization would be in the best interests of the applicable Target Fund and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. The factors considered by each Board with regard to the applicable Reorganization include, but are not limited to, the following:

1.	The recommendations of LMPFA, investment manager to the MIOT Target Fund, and LMM, investment subadviser to the MIOT Target Fund and the investment manager to the LMOT Target Fund and the Acquiring Funds’ investment adviser, with respect to the Reorganizations.

2.	That the primary purpose of the Reorganizations is to maintain the continuity of each Target Fund’s investment program and to allow shareholders of each Target Fund who wish to do so to continue to have their investments managed by LMM under the Target Fund’s current investment program.

3.	That shareholders who do not wish to invest in the Acquiring Funds, or who may wish to invest in other mutual funds of which LMPFA is the adviser or administrator, may redeem or exchange their Target Fund shares prior to the consummation of the Reorganizations.

4.	That the investment objectives of the Acquiring Funds will be identical to the current investment objectives of the respective Target Funds, and the investment strategies and policies of the Acquiring Funds will be substantially similar to the current investment strategies and policies of the respective Target Funds; in connection with the change to non-diversified status as part of the Reorganization for the LMOT Target Fund, the Board also considered LMM’s representations that non-diversified status would provide it more flexibility to pursue its current investment strategy, and that LMM does not expect to manage the MOT Acquiring Fund any differently than the LMOT Target Fund and that the LMOT Target Fund was a non-diversified fund at inception and for most of its history.

5.	That LMM will serve as investment adviser to each Acquiring Fund and that the same portfolio managers that currently manage the Target Funds will manage the respective Acquiring Funds after the Reorganizations.

6.	The representations of LMM to the Board concerning the continuity of services to shareholders of the Acquiring Funds after the Reorganizations.

7.	LMM’s representations to the Board that after the Reorganizations, it will engage in distribution efforts that will offer the potential for expanded distribution channels for the Acquiring Funds that may enable the Acquiring Funds to increase assets and provide the possibility for economies of scale.

8.	That the material terms of each investment advisory agreement between LMM and the applicable Acquiring Fund will be substantially the same as the material terms of the corresponding investment management agreement with LMPFA for the LMOT Target Fund and LMM for the MIOT Target Fund.

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9.	The governance structure and operations of the TAP Trust Board, the compliance program and the service providers rendering core services to the TAP Trust.

10.	The due diligence performed by the Target Funds’ Chief Compliance Officer.

11.	That the costs and expenses incurred in connection with the Reorganizations will be borne solely by LMPFA, LMM, or their respective affiliates and that no costs or expenses will be borne by the Target Funds or their shareholders.

12.	LMM’s representations to the Board that, for at least two years following the Reorganizations, LMM does not intend to seek any increase in management fees or Rule 12b-1 fees, if applicable, to be incurred by the respective Target Funds, and that LMM will be implementing additional breakpoints for the LMOT Target Fund.

13.	LMM’s agreement to apply expense caps to each Acquiring Fund through February 28, 2019, such that the net annual fund operating expenses of the Acquiring Funds are not expected to increase from those currently incurred by the respective Target Funds as a result of the Reorganizations. However, after the expense caps expire, unless extended, the expense ratios of the Acquiring Funds could be higher.

14.	That at least 75% of the TAP Trust Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of LMPFA, LMM, or their respective affiliates, for at least three years following the Reorganizations.

15.	The representations of LMM to the Board that, for at least two years after the Reorganizations, LMM, will not impose any “unfair burden” (as defined in the 1940 Act) on the Acquiring Funds or their shareholders.

16.	That the applicable Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, and that, in general, no gain or loss is expected to be recognized by the applicable Target Fund or its shareholders for federal income tax purposes as a result of the applicable Reorganization.

17.	Although the Target Funds will lose their exchange privilege with other funds within the Legg Mason complex, the Acquiring Funds will provide a longer reinstatement privilege.

18.	In evaluating the recommendation of LMPFA, as applicable, and LMM in favor of the Reorganizations and the information presented, the Board also took into consideration the fact that Legg Mason and LMM have a financial interest in the Reorganizations and that Bill Miller is a controlling shareholder of the MIOT Target Fund.

19.	The consideration of other options available to the Target Funds recognizing that LMPFA had advised each Board that continuing under the current structure was not available in light of Legg Mason’s business strategy.

In addition to the above factors, each Board considered the terms and conditions of the applicable Plan.

After considering all of the above factors, each Board concluded that the applicable Reorganization would be in the best interests of the respective Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization.  Each Board recommends that shareholders approve the respective Reorganization relating to their Fund.

At separate meetings held on August 16-17 and September 20, 2016, the TAP Trust Board, including a majority of those trustees who are not “interested persons,” also concluded that each Reorganization is in the best interests of the applicable Acquiring Fund and approved each Reorganization on behalf of the applicable Acquiring Fund.

Agreements and Plans of Reorganization.  The Plans set forth the terms by which each Target Fund will be reorganized into the corresponding Acquiring Fund.  The Plans are attached as Appendix A1 and Appendix A2 and  additional information is contained in the attached Plans.  The following sections summarize the material terms of the Plans and the expected federal income tax treatment of the proposed Reorganizations.

Each Plan provides that upon the transfer of all of the assets and liabilities of the applicable Target Fund to the corresponding Acquiring Fund, the Acquiring Fund will assume all the liabilities of the Target Fund and will issue to the Target Fund that number of full and fractional Acquiring Fund shares having an aggregate NAV equal in value to the aggregate NAV of the Target Fund, calculated as of the Closing Date.  Each Target Fund will distribute the Acquiring Fund

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shares received by it to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund.  Target Fund shareholders will receive Acquiring Fund shares based on their respective holdings in the Target Fund as of the Closing Date.

Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares held in the Target Fund as of the Closing Date.  Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Target Fund for such shareholder.

Effective as of the close of business one day prior to the Reorganization, each Target Fund’s exchange privilege with other funds in the Legg Mason family of funds will cease. Until the Closing Date, shareholders of the Target Fund will continue to be able to redeem shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a purchase or redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing Date will be treated as requests for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of each Target Fund will be canceled on the books of the Target Fund and the transfer agent’s books of the Target Fund will be permanently closed.

Each Reorganization is subject to a number of conditions, including, without limitation, the parties’ performance in all material respects of their respective agreements and undertakings in the Plans.  The consummation of each Reorganization is conditioned upon the concurrent consummation of the other Reorganization, unless this condition is waived by the Boards of each of the applicable Target Fund and the corresponding Acquiring Fund. Assuming satisfaction of the conditions in the Plans, the Closing Date of the Reorganizations will be at the close of business on or about February 24, 2017, or such other date as the parties may agree.

The Plans may not be changed except by an agreement signed by each party to such Plan.

If shareholders do not approve the Plans prior to the sale of Legg Mason’s interest in LMM, LMPFA, LMM, and the Board of the LMIT Trust and the LMGT Trust would likely consider various options with respect to the Target Funds.

Costs and Expenses of the Reorganizations.  The Plans provide that all expenses in connection with each Reorganization will be borne by LMPFA, LMM or their respective affiliates. Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) costs to terminate the Target Funds; and (f) legal fees incurred by the LMIT Trust, the LMGT Trust and the TAP Trust. Such costs are being allocated based upon a 50/50 split between LMPFA and LMM or their respective affiliates. No Target Fund will incur any costs or expenses in connection with its Reorganization.

Federal Income Tax Consequences.  As a non-waivable condition to each Reorganization, the applicable Target Fund and the corresponding Acquiring Fund will receive an opinion from the law firm of Morgan, Lewis & Bockius LLP, substantially to the effect that, based on certain facts, assumptions and representations made by the LMIT Trust and/or the LMGT Trust, as applicable, and the TAP Trust, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a) The Acquiring Fund’s acquisition of all the Target Fund’s assets in exchange solely for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the Target Fund’s liabilities, followed by the Target Fund’s distribution of those Acquiring Fund shares pro rata on a class-by-class basis to its shareholders in exchange for their Target Fund shares, and in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquiring Fund upon receipt of all the Target Fund’s assets solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund as part of the applicable Reorganization;

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(c) The tax basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

(d) The holding period of each asset of the Target Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by such Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund’s shares by the Target Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(f) No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange of their Target Fund shares solely for the shares of the Acquiring Fund as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund shares that each shareholder of the Target Fund receives in the Reorganization will be the same as the aggregate tax basis of his or her Target Fund shares exchanged therefor;

(h) Each Target Fund shareholder’s holding period for his or her Acquiring Fund shares received in the Reorganization will include the period for which he or she held the Target Fund shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets on the date of the exchange; and

(i) The taxable year of the Target Fund will not end as a result of the Reorganization.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of a Reorganization could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with the Reorganizations.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.

This discussion of material U.S. federal income tax consequences of the Reorganizations does not address all aspects of U.S. federal income taxation that may be important to a holder of Target Fund or Acquiring Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.  In addition, this discussion does not address any state, local or foreign income tax or non-income tax consequences of a Reorganization or of any transactions other than the Reorganizations.  Shareholders should consult their own tax advisers as to the specific tax consequences to them of the applicable Reorganization.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisers.  The LMOT Target Fund’s investment manager is LMM.  The MIOT Target Fund’s investment manager is LMPFA and its investment subadviser is LMM.  LMM is a limited liability company operating under the laws of Delaware.  Each Acquiring Fund’s investment adviser will be LMM, which, following the sale of Legg Mason’s interest in LMM, will be owned by Bill Miller and an entity he controls.  As of June 30, 2016, LMM had approximately $1.64 billion of assets under management.

Investment Advisory Arrangements.  Under the investment management agreement with the LMGT Trust, on behalf of the MIOT Target Fund, LMPFA supervises the management of the MIOT Target Fund’s investments and business affairs.  At its expense, LMPFA provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the MIOT Target Fund.  As compensation for its services, the MIOT Target Fund pays LMPFA a monthly management fee at the annual rate shown below based on the average daily net assets of the Target Fund.  Pursuant to a subadvisory agreement between the LMGT Trust, on behalf of the MIOT Target Fund, and LMM, LMM provides the day-to-day portfolio management of the MIOT Target Fund.  LMM serves as the investment manager for the LMOT Target Fund.  LMM provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the LMOT Target Fund.  As compensation for its services, the LMOT Target Fund pays LMM a monthly management fee at the annual rate shown below based on the average daily net assets of the Target Fund.

Fund	Management/Advisory Fee Rate
LMOT Target Fund	1.00% of assets up to and including $100 million 0.75% of assets over $100 million
MIOT Target Fund	0.70% of first $2.5 billion of average net assets 0.675% of the next $5 billion of average net assets 0.65% of average net assets over $7.5 billion

Under the investment advisory agreement with the TAP Trust, on behalf of the Acquiring Funds, LMM will supervise the management of each Acquiring Fund’s investments (including cash and short-term instruments) and business affairs.  At its expense, LMM will provide office space and all necessary office facilities, equipment and personnel for servicing the investments of the Acquiring Funds.  As compensation for its services, each Acquiring Fund will pay LMM a monthly advisory fee at the annual rate shown in the table below, based on a percentage of the corresponding Acquiring Fund’s average daily net assets.

Fund	Management/Advisory Fee Rate
MOT Acquiring Fund	1.00% on first $100 million 0.75% on next $2.5 billion 0.70% on next $2.5 billion 0.675% on next $2.5 billion 0.65% on amounts over $7.6 billion
MIF Acquiring Fund	0.70% on first $2.5 billion 0.675% on next $5 billion 0.65% on amounts over $7.5 billion

In addition to the management fees, the Target Funds incur other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses and other customary fund expenses.  LMM has agreed to maintain expense caps of the Acquiring Funds at the following levels (excluding interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses):

	Total Annual Fund Operating Expenses
	Class A	Class C	Class FI	Class R	Class I	Class IS
MOT Acquiring Fund*	1.20%	1.97%	1.26%	1.55%	0.93%	0.83%
MIF Acquiring Fund	1.25%	2.00%	1.25%	N/A	0.95%	0.85%

* These are new expense caps that will be in place for the MOT Acquiring Fund.

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LMM will continue for the MIF Acquiring Fund the same expense caps that currently are in place for the MIOT Target Fund, and will have new expense caps with respect to Class A, C, FI, R, I and IS shares of the MOT Acquiring Fund, through February 28, 2019.  The expense limitation agreements for the Acquiring Funds cannot be terminated or amended to increase the level of the expense cap prior to that date without Board consent.  After that date, the expense limitation agreements for the Acquiring Funds may be terminated at any time by the TAP Board of Trustees upon 60 days’ notice to LMM, or by LMM with consent of the TAP Board of Trustees.  LMM is permitted to recapture amounts waived and/or reimbursed to a class of the Acquiring Funds within three years after the fiscal year in which LMM earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.  In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, expenses that are excluded from the expense caps may go up or down due to the Fund’s investment program, interest rates, and other market factors.

Each Target Fund’s semi-annual report to shareholders for the period ended below contains information about the factors that the LMIT Trust and the LMGT Trust Board of Trustees considered in approving the applicable Target Fund’s management agreement and, as applicable, subadvisory agreement.  A discussion of the factors considered by the TAP Trust Board of Trustees in approving each of the Acquiring Fund’s advisory agreements between the TAP Trust and LMM will be included in the first shareholder report following the commencement of operations of each Acquiring Fund.

Target Fund	Report Date
LMOT Target Fund	6/30/2016
MIOT Target Fund	3/31/2016

Fund Management.

LMM has been in the investment advisory business since 1999 and generally provides investment management services to mutual funds, foreign investment funds, and other institutional or large accounts. As of June 30, 2016, LMM managed approximately $1.64 billion in assets on a discretionary basis.  LMM is currently 50% owned by Legg Mason, Inc., and 50% owned, directly or indirectly, by Bill Miller.  LMPFA, the MIOT Target Fund’s investment manager, is a wholly-owned subsidiary of Legg Mason.  Portfolio managers at LMM average 30 years of financial industry experience.

LMOT Target and MOT Acquiring Funds

Bill Miller, CFA, is the Co-Portfolio Manager and has been responsible for the day-to-day management of the LMOT Target Fund since its inception in 1999. Mr. Miller has served as Managing Member of LMM since 1999. Mr. Miller also serves as Managing Member of Miller Value Partners, LLC, an investment adviser established in 2015.

Samantha McLemore, CFA, is the Co-Portfolio Manager of the LMOT Target Fund since May 2014. Ms. McLemore was Assistant Portfolio Manager for the Fund from 2008 to April 2014. Ms. McLemore serves as a portfolio manager for LMM and for Miller Value Partners, LLC.

Mr. Miller and Ms. McLemore will manage the MOT Acquiring Fund if the Reorganization is approved and consummated.

MIOT Target and MIF Acquiring Funds

Bill Miller, CFA, is the Co-Portfolio Manager and has been responsible for the day-to-day management of the MIOT Target Fund since its inception. Mr. Miller has served as Managing Member of LMM since 1999. Mr. Miller also serves as Managing Member of Miller Value Partners, LLC, an investment adviser established in 2015.

Bill Miller IV, CFA, is the Co-Portfolio Manager and has been responsible for the day-to-day management of the MIOT Target Fund since its inception. Mr. Miller IV serves as a portfolio manager for LMM and for Miller Value Partners.

Messrs. Miller and Miller will manage the MIF Acquiring Fund if the Reorganization is approved and consummated.

Independent Accountants.  PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to each Target Fund.  BBD LLP will serve as the independent registered public accounting firm to each Acquiring Fund.

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Purchase, Redemption and Exchange Policies.  The purchase, redemption and exchange policies for the Target Funds and Acquiring Funds are substantially similar and were highlighted previously.  However, the rights of accumulation and exchange privileges that shareholders of the Target Funds currently have with the other funds distributed by Legg Mason Investor Services, LLC will terminate following the Reorganizations. The Acquiring Funds will only have exchange privileges with other funds advised by LMM. The purchase, redemption and exchange policies for the Acquiring Funds are more fully discussed in Appendix C.

Frequent Trading of Fund Shares.  Frequent purchases and redemptions of shares of the Target Funds and the Acquiring Funds may interfere with the efficient management of a Fund, increase Fund transaction costs, and have a negative effect on a Fund’s long-term shareholders.  Frequent trading may cause a Fund to sell securities at less favorable prices.  Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance.  In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of a Fund’s investments.  Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Target Funds and the Acquiring Funds and their long-term shareholders, the TAP Trust Board has adopted policies and procedures similar to those adopted by the LMIT Trust Board and the LMGT Trust Board that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques.  Under these policies and procedures, a Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the investment adviser to be engaged in these abusive trading activities in a Fund.  In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares.  The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Distributions.  Each Target Fund’s and each Acquiring Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.  The Target Funds’ and the Acquiring Funds’ related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services.  These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment.  Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Shareholder Information.  As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners (to the LMIT Trust’s and LMGT Trust’s knowledge) who owned 5% or more of each class of a Target Fund’s shares are set forth in Appendix B, “Shareholder Information on the Target Funds.”

Comparison of Valuation Procedures.  Generally, the procedures by which the TAP Trust intends to value the securities of each of the Acquiring Funds are very similar to the procedures used by the LMIT Trust and LMGT Trust to value the securities of their respective Target Funds.  In all cases where a price is not readily available and no other means are available for determining a price, each of the Trusts turns to its fair value procedures for guidance.  Applying the TAP Trust’s valuation policies after the Reorganization to each of the Acquiring Funds will not result in material differences in each Acquiring Fund’s NAV compared to applying the LMIT Trust’s and the LMGT Trust’s valuation policies to their respective Target Funds prior to the closing of the Reorganizations.  The Valuation Procedures of the Acquiring Funds are more fully discussed in Appendix C.

Description of the Securities to be Issued; Rights of Shareholders.  The following is a summary of the material rights of shareholders of the Target Funds and the Acquiring Funds, but does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Maryland statute governing statutory trusts (the “Maryland Statute”) and the Delaware statute governing Delaware statutory trusts (the “Delaware Statute”) and to the LMIT Trust’s Declaration of Trust, the LMGT Trust’s Amended and Restated Declaration of Trust, the TAP Trust’s Amended and Restated Declaration of Trust, the LMIT Trust’s Amended and Restated Bylaws, the LMGT Trust’s Amended and Restated

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By-Laws, and the TAP Trust’s Amended and Restated Bylaws (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment in accordance with their terms.  Further information about the current structure of the TAP Trust and the LMIT and LMGT Trusts is contained in Appendix E and in their respective governing documents and relevant state law.

Forms of Organization and Sub-Classifications of Management Companies

The LMOT Target Fund is a diversified series of the LMIT Trust, an open-end management investment company organized as a Maryland statutory trust.  The MIOT Target Fund is a non-diversified series of the LMGT Trust, an open-end management investment company organized as a Maryland statutory trust.  The MOT Acquiring Fund and the MIF Acquiring Fund are non-diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.

As a non-diversified series, the MOT Acquiring Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified series. Currently, there is not expected to be any difference in how the MOT Acquiring Fund is managed.  As a result, there will not be any transactions associated with the change in classification from a diversified to a non-diversified fund.

Shares.  Each of the LMIT Trust, the LMGT Trust and the TAP Trust are authorized to issue an unlimited number of shares of beneficial interest.

Voting Rights.  Each share of a class of a Target Fund and an Acquiring Fund represents an interest in the respective class of the Fund that is equal to and proportionate with each other share of the respective Fund. The TAP Trust shareholders are entitled to one vote for each share and a fractional vote for each fraction of a share of beneficial interest of the Trust standing in his or her name on the books of the applicable Acquiring Fund. For the LMIT Trust and the LMGT Trust, a shareholder is entitled to a number of votes equal to the NAV of each share outstanding in his or her name on the books of the LMOT Target Fund or MIOT Target Fund on the Record Date.

Under this form of “dollar-weighted voting,” applicable to the Target Funds, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of those shares.  This method of calculating voting power grants to each shareholder a vote commensurate with the economic interest the shareholder has in the applicable trust where there is more than one fund in a trust. Under per share voting, each share of each Acquiring Fund is entitled to one vote.  Because the Acquiring Funds and the other funds that are series of the TAP Trust can have different share prices, under per share voting the shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares on matters where the TAP Trust shares are voted together, even though their economic interest in the TAP Trust is the same.

The LMIT Trust, the LMGT Trust and the TAP Trust are not required to (nor do they) hold annual shareholder meetings.  However, the LMIT Trust, the LMGT Trust and the TAP Trust may hold special meetings for purposes such as electing or removing trustees.  On any matters submitted to a vote of shareholders, the LMIT Trust, the LMGT Trust and the TAP Trust shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the Board has decided that a matter only affects the interests of one or more classes or series.

Shareholder Liability.  The Maryland Statute provides that, except as provided in the governing instruments of the trust, shareholders are entitled to the same limitation of personal liability extended to stockholders of a Maryland corporation. Consistent with the Delaware Statute, the TAP Trust’s Amended and Restated Declaration of Trust provides that no Acquiring Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.  Each of the Trusts’ Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of the LMIT Trust, the LMGT Trust or the TAP Trust, as applicable.  Each of the Trusts’ Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability.  The LMIT Trust, the LMGT Trust and the TAP Trust indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may

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become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights.  Shareholders of the LMIT Trust, the LMGT Trust, and the TAP Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers.  The LMIT Trust and the LMGT Trust are each managed under the supervision of the LMIT Trust Board and the LMGT Trust Board, which are identical.  The TAP Trust is managed under the supervision of the TAP Trust Board.  Each of the Acquiring Funds will have a different Board and officers from its corresponding Target Fund.  Below are the members of the TAP Trust Board and officers of the TAP Trust:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee

Non-Interested Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	2	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	2	None
David S. Krause 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1954	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	2	None

Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None

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Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC	2	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Vice President, Huntington Asset Services (2008 – 2011)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Senior Fund Administrator, Huntington Asset Services (2002 – 2011)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012).

(1) Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2) The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to Miller Opportunity Trust and Miller Income Fund (together the “Miller Value Funds”). The Miller Value Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3) “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4) The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5) Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

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VOTING INFORMATION

Record Date, Voting Rights and Vote Required.  Proxies are being solicited from the shareholders of the Target Funds by the LMIT Trust and the LMGT Trust Board for the Special Meeting to be held on January 30, 2017, at 10:30 a.m. Eastern Time at the offices of LMPFA, 620 Eighth Avenue, New York, New York 10018, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Board has fixed the close of business on October 3, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of each Target Fund and share class was as shown in the table below.

Target Fund	Class A	Class C	Class FI	Class R	Class I	Class IS
Legg Mason Opportunity Trust	11,940,545.035	38,452,018.527	1,346,933.567	407,658.881	18,967,306.557	0
Miller Income Opportunity Trust	1,210,174.591	2,769,490.373	1,202.813	N/A	2,682,049.260	5,286,924.753

Shareholders of record and/or beneficial owners who own five percent or more of any class of a Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve each Plan, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Special Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund.

How to Vote or Authorize a Proxy to Vote. You may vote or authorize a proxy to vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it in the prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address listed on your proxy card;

•	call the toll-free number printed on your proxy card; or

•	attend the Special Meeting and vote in person.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY CARD.

Proxies.  All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum and Adjournments.  A quorum must be present at the Special Meeting for the transaction of business.  The presence in person or by proxy of a specified number of shares of each of the Target Funds outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.  The quorum requirement for each Target Fund is 30% of the voting power of the shares entitled to vote.  Abstentions and broker non-votes  are counted toward a quorum but do not represent votes cast for any issue.  Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter. Under the 1940 Act,

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the affirmative vote necessary to approve the proposals may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of counting abstentions and broker non-votes as if they were votes against a proposal.

For the LMOT Target Fund and MIOT Target Fund, in the event that a quorum shall not be present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the applicable Plan are not received, the chairman of the Special Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the LMOT Target Fund or MIOT Target Fund, as applicable, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, to permit further solicitation of proxies. The persons named as proxies and any shareholder present at the meeting will vote for or against any adjournment in their discretion. It is possible that the Special Meeting may be adjourned as to one Target Fund even if the Special Meeting is held for the other Target Fund.

Effect of Abstentions and Broker “Non-Votes”.  All proxies voted, including abstentions and broker non-votes, will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Solicitation of Proxies.  The Target Funds expect that the solicitation of proxies will be primarily by mail and telephone.  The solicitation also may include facsimile, Internet or oral communications by certain employees of LMM or its affiliates, who will not be paid for these services.  LMPFA has retained Broadridge Financial Solutions, Inc. to aid in the solicitation of proxies, at an anticipated cost of approximately $352,694.  LMM also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.  LMPFA, LMM and their respective affiliates will bear the costs in connection with the Special Meeting, including legal costs, the costs of retaining Broadridge Financial Solutions, Inc., and other expenses incurred in connection with the solicitation of proxies.  No Target Fund will incur any expenses in connection with its Reorganization.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of the Acquiring Funds will be passed on by the law firm of Morgan, Lewis & Bockius LLP.

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EXPERTS

The financial statements and financial highlights of the LMOT Target Fund incorporated in this Proxy Statement by reference from the LMOT Target Fund’s Annual Report on Form N‑CSR for the fiscal year ended December 31, 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as stated in their report, which is incorporated by reference herein, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the MOT Acquiring Fund will not be in operation until after the Reorganization, there are currently no financial statements.

The financial statements and financial highlights of the MIOT Target Fund incorporated in this Proxy Statement by reference from the MIOT Target Fund’s Annual Report on Form N‑CSR for the fiscal year ended September 30, 2015 have been audited by PwC, an independent registered public accounting firm, as stated in their report, which is incorporated by reference herein, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the MIF Acquiring Fund will not be in operation until after the Reorganization, there are currently no financial statements.

The financial highlights of each Target Fund are set forth in Appendix D, “Financial Highlights.”

OTHER MATTERS

The Target Funds are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the Reorganizations are approved and consummated) should send their written proposals to the Secretary of Trust for Advised Portfolios, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

/s/ Jane Trust

President and Chief Executive Officer, LMIT Trust and LMGT Trust

Jane Trust, CFA

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Appendix A1

Agreement and Plan of Reorganization for the LMOT Target Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 21st day of November, 2016, by and between Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf of its series the Miller Opportunity Trust (the “Acquiring Fund”), and Legg Mason Investment Trust, a Maryland statutory trust (the “Legg Mason Trust”), with its principal place of business at 100 International Drive, Baltimore, Maryland 21202, on behalf of its series Legg Mason Opportunity Trust (“LMOT Fund” or the “Target Fund”).  LMM LLC (“LMM”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 8.9, 8.10, 8.11, 9.2, 14, and 15.1 to 15.6.  Legg Mason, Inc. (“LMI”), a Maryland corporation, joins this Agreement solely for purposes of paragraphs 8.11, 9.2, 14, and 15.1 to 15.6.

WHEREAS, the Acquiring Fund is a series of the TAP Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of the Legg Mason Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund has been newly organized to hold the assets of the Target Fund;

WHEREAS, the Acquiring Fund has had only nominal assets and has carried on no business activities prior to the date first shown above and will have had only nominal assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, the following chart shows the Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the Target Fund and its classes of shares of beneficial interest ($.00001 par value) (“Target Fund Shares”):

Target Fund	Acquiring Fund
Legg Mason Opportunity Trust	Miller Opportunity Trust
Class A shares	Class A shares
Class C shares	Class C shares
Class FI shares	Class FI shares
Class R shares	Class R shares
Class I shares	Class I shares
Class IS shares	Class IS shares

WHEREAS, throughout this Agreement, the term “Acquiring Fund Shares” should be read to include each class of shares of the Acquiring Fund and each reference to Acquiring Fund Shares in connection with the Target Fund should be read to include each class of the Acquiring Fund that corresponds to the relevant class of the Target Fund;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);
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WHEREAS, the reorganization (the “Reorganization”) and termination contemplated hereby will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for the Acquiring Fund Shares corresponding to the Target Fund Shares, as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) immediately thereafter, the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as a series of the Legg Mason Trust, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the TAP Trust (the “TAP Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”) of the TAP Trust, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Legg Mason Trust (the “Legg Mason Board”), including a majority of its members who are Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to the Acquiring Fund or Target Fund taking action shall mean and include all necessary actions of the TAP Trust or the Legg Mason Trust, as applicable, on behalf of the Acquiring Fund or Target Fund, unless the context of this Agreement, the Code or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF ALL TARGET FUND LIABILITIES BY THE ACQUIRING FUND; TERMINATION OF THE TARGET FUND

1.1	Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Legg Mason Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the TAP Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares of each class corresponding to a class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets attributable to that class of Target Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all Liabilities of the Target Fund (as defined and set forth in paragraph 1.2). Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. All Class A shares of the Acquiring Fund delivered to the Target Fund in connection with the Reorganization will have any sales charge waived and the holding period for a class of shares of the Target Fund will be carried over to that class of shares of the Acquiring Fund for purposes of calculating any applicable contingent deferred sales charge on the redemption of that class of shares of the Acquiring Fund.
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1.2	The property and assets of the Legg Mason Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the TAP Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The TAP Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Legg Mason Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (such assumed liabilities and obligations, collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the TAP Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the TAP Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets acquired by the TAP Trust on behalf of the Acquiring Fund.

1.3	The Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.

1.4	Immediately following the actions contemplated by paragraph 1.1, the Legg Mason Trust shall take such actions as may be necessary or appropriate to complete the termination of the Target Fund. To complete the termination, the Legg Mason Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the Acquiring Fund Shares of the corresponding class received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel shares of the Target Fund and (c) terminate the Target Fund as a series of the Legg Mason Trust, in accordance with Maryland law. Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the Acquiring Fund Shares of the corresponding classes then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares of each class to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares of the corresponding class owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.
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1.5	Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.6	Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, or any other relevant regulatory authority, is and shall remain the responsibility of the Legg Mason Trust, on behalf of the Target Fund. The TAP Trust, on behalf of the Acquiring Fund, shall fully cooperate with the Legg Mason Trust to the extent necessary for such reporting responsibilities to be discharged.

2.	VALUATION

2.1.	The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures adopted by the Legg Mason Board that conform in valuation methodology in all material respects to those used by the TAP Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Legg Mason Trust that conform in valuation methodology in all material respects to those used by the TAP Board. In the case of differences in valuation, the parties shall discuss in good faith to resolve prior to the Closing Date.

2.2.	The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures adopted by the TAP Board. All computations of value shall be made by (a) U.S. Bancorp Fund Services, LLC, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the TAP Trust.

2.3.	The number of shares of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of that class of the Acquiring Fund Shares, determined using the same valuation procedures referred to in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1.	Subject to the terms and conditions set forth herein, the Closing Date shall be February 24, 2017, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 or at such other time and/or place as the parties may agree.
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3.2.	Portfolio securities held of record by Target Fund’s custodian, State Street Bank and Trust Company (the “Target Fund Custodian”), in book-entry form on behalf of the Target Fund shall be delivered on the next business day after the Valuation Date by the Custodian through the Depository Trust Company to the Acquiring Fund’s custodian, U.S. Bank, N.A. (the “Acquiring Fund Custodian”), and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash balances maintained by the Target Fund Custodian shall be delivered on the next business day after the Valuation Date by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund. The Legg Mason Trust, on behalf of the Target Fund, shall instruct the Target Fund Custodian to deliver any portfolio securities that are held other than in book-entry form in the name of the Target Fund Custodian as record holder for the Target Fund at the Valuation Time to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

3.3.	The Legg Mason Trust shall direct BNY Mellon Investment Servicing (U.S.) Inc., in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the TAP Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Legg Mason Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.	In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Legg Mason Trust or an appropriate officer of the TAP Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such later dates as may be mutually agreed in writing by an authorized officer of each party.
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4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as provided in a prior written disclosure to the TAP Trust, the Legg Mason Trust, on behalf of the Target Fund, represents and warrants, to the TAP Trust, on behalf of the Acquiring Fund, as follows:

a)	The Target Fund is duly established as a series of the Legg Mason Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Legg Mason Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Target Fund. The Target Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

b)	The Legg Mason Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect, and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

d)	The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and the prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

e)	On the Closing Date, the Legg Mason Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver the Assets to the Acquiring Fund, and upon delivery and payment for the Assets, the TAP Trust, on behalf of the Acquiring Fund, will acquire good title thereto, free of any liens or other encumbrances and subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act and, as previously disclosed to the Acquiring Fund, such restrictions generally applicable to the Assets of the type being transferred in the ordinary course.
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f)	The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Declaration or the bylaws of the Legg Mason Trust, as amended (“Bylaws”) or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound.

g)	All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Legg Mason Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

h)	No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the Legg Mason Trust’s knowledge, threatened against the Legg Mason Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect the financial condition of the Target Fund or the conduct of the Target Fund’s business. The Legg Mason Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Legg Mason Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the TAP Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for the period then ended in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above, if applicable, are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.
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j)	Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, except as specifically disclosed in the Target Fund’s prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

k)	On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due on any such Return or claimed in writing to be due by any government entity shall have been paid or provision shall have been made for the payment thereof. To the Target Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns other than as set forth on those Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes other than for Taxes not yet due and payable; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

l)	The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes required to have been withheld and paid to taxing authorities, and is not liable for any interest or penalties which could be imposed thereunder.

m)	The Target Fund is a separate series of the Legg Mason Trust, and is treated as a corporation separate from any and all other series of the Legg Mason Trust under Section 851(g) of the Code. For each taxable year of its operation, the Target Fund has met (and, for the current taxable year, subject to the accuracy of the representations and warranties in paragraph 4.2(g), expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be such a “regulated investment company”, has been (and, for the current taxable year, subject to the accuracy of the representations and warranties in paragraph 4.2(g), expects to be) eligible to compute and has computed (and, for the current taxable year, subject to the accuracy of the representations and warranties in paragraph 4.2(g), expects to compute) its federal income tax under Section 852 of the Code and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in each case for all tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any tax period ending on or before the Closing Date.
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n)	All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Legg Mason Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Target Fund, and (ii) rights of exchange of shares of other Legg Mason mutual fund shares into shares of the Target Fund.

o)	The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Legg Mason Board, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders, assuming due authorization, execution and delivery of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Legg Mason Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

p)	The information regarding the Target Fund and its shares set forth in the combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6) that has been furnished to the TAP Trust by the Legg Mason Trust for inclusion in the Proxy Statement, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the TAP Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder.

q)	The tax representation certificate to be delivered by the Legg Mason Trust on behalf of the Target Fund to Morgan, Lewis & Bockius LLP in connection with the opinion to be provided under paragraph 8.7 hereof (the “Legg Mason Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.
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r)	The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2.	The TAP Trust on behalf of the Acquiring Fund, represents and warrants to the Legg Mason Trust, on behalf of the Target Fund as follows:

a)	The Acquiring Fund is duly established as a series of the TAP Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its Declaration of Trust, as amended and supplemented (the “TAP Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The TAP Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Fund. The TAP Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

b)	The TAP Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date, and the Acquiring Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

d)	As of the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

e)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the TAP Declaration or the bylaws of the TAP Trust, as amended (“TAP Bylaws”) or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the TAP Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the TAP Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.
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f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the TAP Trust’s knowledge, threatened against the TAP Trust or any of its properties or assets, that, if adversely determined, would materially and adversely affect the financial condition of the Acquiring Fund or the conduct of the Acquiring Fund’s business. The TAP Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the TAP Trust’s business or the TAP Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

g)	The Acquiring Fund was established in order to effect the transactions described in this Agreement and, immediately following the Reorganization, will be treated as a corporation separate from each other series of the TAP Trust under Section 851(g) of the Code. The Acquiring Fund has not previously filed a federal income tax return. However, the Acquiring Fund intends to timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all commercially reasonable steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code. The Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date. To the knowledge of the TAP Trust, subject to the accuracy of the representations and warranties in paragraph 4.1(l), the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

h)	All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the TAP Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

i)	The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the TAP Board, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, this Agreement will constitute a valid and binding obligation of the TAP Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

j)	The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Legg Mason Trust, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents as may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.
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k)	Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have no assets, liabilities or operations of any kind other than the issuance of a nominal number of initial shares of the Acquiring Fund to an affiliate of the TAP Trust (the “Initial Shares”) for the purpose of enabling such affiliate to vote on matters required by the 1940 Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Closing for the price at which they were issued.

l)	The minute books and other similar records of the TAP Trust as made available to the Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the TAP Trust and of the Acquiring Fund, and the TAP Board and committees of the TAP Board.

m)	The TAP Trust and the Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

n)	The TAP Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

o)	The tax representation certificate to be delivered by the TAP Trust on behalf of the Acquiring Fund to Morgan, Lewis & Bockius LLP in connection with the opinion to be provided under paragraph 8.7 hereof (the “TAP Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS

The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, hereby further covenant as follows:

5.1.	The Target Fund and the Acquiring Fund will each operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.
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Appendix A1-12

5.2.	The Legg Mason Trust will call and hold a meeting of the Target Fund Shareholders to consider approval of this Agreement and to act upon such other matters set forth in the Proxy Statement. The Legg Mason Trust shall (a) on the Closing Date, distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) as soon as practicable after the Closing, terminate the Target Fund as a series of the Legg Mason Trust as described in paragraph 1.4. In the event that the Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under the Legg Mason Trust’s Declaration, Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.

5.3.	The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.	The Legg Mason Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5.	Subject to the provisions of this Agreement, the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.	The TAP Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Legg Mason Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7.	The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. The Legg Mason Trust and the TAP Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.8.	Intentionally omitted.

5.9.	The TAP Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10.	It is the intention of the parties that the transaction contemplated by this Agreement shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.
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Appendix A1-13

5.11.	At or before the Closing, the Acquiring Fund shall redeem all shares of the Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the Target Fund immediately before the Closing.

5.12.	The Legg Mason Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as TAP Trust may reasonably request and that is reasonably available to the Legg Mason Trust concerning Target Fund Shares or Target Fund Shareholders in connection with Acquiring Fund’s cost basis reporting, if applicable, and any related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing, certified by its agent or officer to the best of such agent’s or officer’s knowledge and belief, (3) copies of the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) copies of all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

5.13.	The Legg Mason Trust shall be responsible for the preparation and filing of any unfiled IRS Forms 1120-RIC (and any corresponding state income Tax Returns) of the Target Fund for taxable years ending on or prior to the Closing Date. The TAP Trust shall cooperate in good faith in the preparation and filing of such Returns.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LEGG MASON TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Legg Mason Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Legg Mason Trust’s election, to the following conditions:

6.1.	All representations and warranties of the TAP Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.	The TAP Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the TAP Trust, on behalf of the Acquiring Fund, on or before the Closing Date.
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Appendix A1-14

6.3.	The TAP Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Legg Mason Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the TAP Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4.	The TAP Trust, on behalf of the Acquiring Fund, shall have delivered to the Legg Mason Trust, on behalf of the Target Fund, a certificate executed in the name of the TAP Trust, on behalf of the Acquiring Fund, by the TAP Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5.	The Legg Mason Trust, on behalf of the Target Fund, shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, in connection with this Agreement, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Legg Mason Trust, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware to the following effect:

a)	The TAP Trust is a Delaware statutory trust validly existing under the laws of the State of Delaware and has power as a statutory trust to enter into and perform its obligations under this Agreement, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the TAP Declaration and TAP Bylaws.

b)	This Agreement has been duly authorized, executed and delivered by the TAP Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the TAP Trust and the Acquiring Fund enforceable against the TAP Trust and the Acquiring Fund in accordance with its terms, subject to customary exceptions.

c)	The execution and delivery of this Agreement by the TAP Trust on behalf of the Acquiring Fund did not, and the performance by the TAP Trust and the Acquiring Fund of their obligations hereunder will not, (i) violate the TAP Declaration or TAP Bylaws or (ii) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Fund on Form N-1A to which the Acquiring Fund is a party or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the TAP Trust or the Acquiring Fund is a party or by which it is bound.

d)	To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware (as to the Delaware Statutory Trust Act) or federal court or governmental authority is required for the consummation by the TAP Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

e)	The Acquiring Fund is a series of the TAP Trust, which is registered with the Commission as an open-end management investment company under the 1940 Act.
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Appendix A1-15

6.6.	The Legg Mason Trust, on behalf of the Target Fund, shall have received from the transfer agent of the Acquiring Fund a certificate stating that it has received from the TAP Trust the number of full and fractional Acquiring Fund Shares of the relevant class equal in value to the value of each corresponding class of the Target Fund as of the time and date set forth in paragraph 3.

6.7.	The TAP Trust on behalf of the Acquiring Fund shall have delivered to the Legg Mason Trust and Morgan, Lewis & Bockius LLP the TAP Trust Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP and in a form mutually acceptable to the TAP Trust and the Legg Mason Trust, concerning certain tax-related matters.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TAP TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the TAP Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the TAP Trust’s election, to the following conditions:

7.1.	All representations and warranties of the Legg Mason Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.	The Legg Mason Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Legg Mason Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3.	The Legg Mason Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Legg Mason Trust on behalf of the Target Fund. The Legg Mason Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4.	The Legg Mason Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Legg Mason Trust, on behalf of the Target Fund, by the Legg Mason Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5.	The TAP Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Target Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund to the following effect:
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Appendix A1-16

a)	The Legg Mason Trust is a Maryland statutory trust duly formed and existing under and by virtue of the laws of the State of Maryland, and, with respect to the Target Fund, has power to own all of its properties and assets and to carry on its business as presently conducted as described in the Proxy Statement.

b)	The execution and delivery of this Agreement have been duly authorized by the Legg Mason Trust, on behalf of the Target Fund. This Agreement has been duly executed and delivered by the Legg Mason Trust, on behalf of the Target Fund, and assuming the due authorization, execution and delivery of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Legg Mason Trust, on behalf of the Target Fund, enforceable against the Legg Mason Trust, on behalf of the Target Fund, in accordance with its terms, subject to customary exceptions.

c)	The Legg Mason Trust, on behalf of the Target Fund, has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

d)	The execution and delivery of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, did not, and the performance by the Trust, on behalf of the Target Fund, of its obligations hereunder will not, (i) violate the Declaration or Bylaws, (ii) breach in any material respect any provision of any agreement filed with the registration statement of the Target Fund on Form N-1A to which the Target Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or violate any judgment or decree directed against and naming the Target Fund.

e)	To the knowledge of such counsel, no consent, approval, authorization or order of any applicable state or federal court or governmental authority is required for the consummation by Legg Mason Trust or the Target Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

f)	The Target Fund is a series of the Legg Mason Trust, which is an investment company registered with the Commission as an open-end management investment company under the 1940 Act.

With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the TAP Trust, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

7.6.	The Legg Mason Trust on behalf of the Target Fund shall have delivered to the TAP Trust and Morgan, Lewis & Bockius LLP the Legg Mason Trust Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP and in a form mutually acceptable to the TAP Trust and the Legg Mason Trust, concerning certain tax-related matters.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the TAP Trust, the Acquiring Fund, the Legg Mason Trust and the Target Fund are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Legg Mason Trust’s Declaration and Bylaws, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the foregoing condition set forth in this paragraph 8.1.
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Appendix A1-17

8.2.	The Agreement and Plan of Reorganization of even date herewith by and between the TAP Trust, on behalf of it series Miller Income Fund, and Legg Mason Global Asset Management Trust, on behalf of its series Miller Income Opportunity Trust (“MIOT Fund”), and the transactions contemplated therein shall have been approved by the requisite vote of the holders of the outstanding shares of the MIOT Fund in accordance with the provisions of the 1940 Act, the Declaration of Trust and By-Laws of Legg Mason Global Asset Management Trust and Maryland law, and the reorganization contemplated therein shall be consummated concurrently with the Closing.

8.3.	The Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the TAP Board and the Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the Legg Mason Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.4.	On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.6.	The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7.	With respect to the Reorganization, the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Morgan, Lewis & Bockius LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

a)	The acquisition by the Acquiring Fund of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of the Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
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Appendix A1-18

b)	No gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

c)	The tax basis in the hands of the Acquiring Fund of each Asset will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

d)	The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized by reason of the Reorganization, will include in each instance the period during which such Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

e)	No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;

f)	No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares (including fractional Acquiring Fund Shares) as part of the Reorganization;

g)	The aggregate tax basis of the Acquiring Fund Shares (including fractional Acquiring Fund Shares) that the Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

h)	The Target Fund Shareholder’s holding period for the Acquiring Fund Shares (including fractional Acquiring Fund Shares) received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange; and

i)	The taxable year of the Target Fund will not end as a result of the Reorganization and the Acquiring Fund will succeed to and take into account the applicable items of the Target Fund described in Section 381(c) of the Code.

The parties acknowledge that the opinion will be based on certain factual certifications made by the Legg Mason Trust and the TAP Trust in the Legg Mason Trust Tax Representation Certificate and the TAP Trust Tax Representation Certificate and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.
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Appendix A1-19

8.8.	The Reorganization and the material attributes of the Acquiring Fund, including, but not limited to, its investment management agreement, Rule 12b-1 Plans, sales charges, share classes, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.

8.9.	Prior to the Closing, LMM or an affiliate shall have arranged for insurance and indemnification in favor of the Legg Mason Trust Board for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the Legg Mason Trust Board.

8.10.	Prior to the Closing, LMM has entered into a written arrangement with the Acquiring Fund pursuant to which LMM agreed to limit operating expenses (excluding certain expenses) through February 28, 2019 for certain classes of the Acquiring Fund as provided in Schedule 8.10.

8.11.	All of the conditions to the closing of the transactions contemplated by the Purchase Agreement among LMI, LMM and William H. Miller III, dated August 10, 2016 (the “Purchase Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Purchase Agreement shall be consummated concurrently with the Closing.

8.12.	At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1, 8.7 and 8.10) may be jointly waived by the Legg Mason Board and the TAP Board, if, in the judgment of the Legg Mason Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of the TAP Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.	BROKER FEES AND EXPENSES

9.1.	The TAP Trust, on behalf of the Acquiring Fund, and the Legg Mason Trust, on behalf of the Target Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	The Legg Mason Trust, the Target Fund, the TAP Trust and the Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement. The costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be “costs and expenses” associated with or related to a Reorganization as set forth in Section 9.1(b) of the Purchase Agreement and the responsibility for payment of all such costs shall be allocated between LMI (or an affiliate thereof) and LMM as set forth in Section 9.1(b) of the Purchase Agreement. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the Target Fund’s or Acquiring Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.
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Appendix A1-20

10.	ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1.	The TAP Trust and the Legg Mason Trust agree that neither has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	Representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

11.1.	This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the Legg Mason Board or TAP Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Acquiring Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

a)	by the written consent of each of the Parties;

b)	by the Legg Mason Trust (i) following a material breach by the TAP Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the TAP Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the TAP Trust or the Acquiring Fund; or

c)	by the TAP Trust (i) following a material breach by the Legg Mason Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Legg Mason Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Legg Mason Trust or the Target Fund; or

d)	if the Reorganization shall not have occurred on or prior to June 30, 2017 or such other date as the parties may mutually agree in writing.

11.2.	If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

11.3.	At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Legg Mason Trust or the TAP Trust, respectively (whichever is entitled to the benefit thereof), provided that the conditions set forth in Section 8 may only be waived in accordance with Section 8.12. Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.
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Appendix A1-21

12.	AMENDMENTS

12.1	This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Legg Mason Trust and the TAP Trust; provided, however, that following the meeting of the Target Fund Shareholders called by the Legg Mason Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

13.1	Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:

To the Acquiring Fund:

Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202
Attn: Eric W. Pinciss, Esq., Secretary

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004
Attn: Christopher D. Menconi, Esq.

To the Target Fund:

Legg Mason Opportunity Trust
100 International Drive
Baltimore, Maryland 21202
Attn: President

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110
Attn: Roger Joseph, Esq.
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Appendix A1-22

14.	PUBLICITY/CONFIDENTIALITY

14.1	Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.

14.2	Confidentiality. The Legg Mason Trust, the Target Fund, the TAP Trust, the Acquiring Fund, LMI and LMM (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

b)          In the event of a termination of this Agreement, the Legg Mason Trust, the Target Fund, the TAP Trust, the Acquiring Fund, LMI and LMM agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.	This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland without regard to its principles of conflicts of laws.
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Appendix A1-23

15.4.	This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.	Consistent with its Declaration, the obligations of the Legg Mason Trust with respect to the Target Fund entered into in the name or on behalf of the Legg Mason Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Legg Mason Trust, personally, but bind only the assets of the Legg Mason Trust belonging to the Target Fund, and all persons dealing with any series or funds of the Legg Mason Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

15.6.	Consistent with the TAP Declaration, the obligations of the TAP Trust with respect to the Acquiring Fund entered into in the name or on behalf of the TAP Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the TAP Trust, personally, but bind only the assets of the TAP Trust belonging to the Acquiring Fund, and all persons dealing with any series or funds of the TAP Trust must look solely to the assets of the TAP Trust belonging to such series or fund for the enforcement of any claims against the TAP Trust.

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Appendix A1-24

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRUST FOR ADVISED PORTFOLIOS,
on behalf of its series the Miller Opportunity Trust

By:	/s/ Christopher Kashmerick
Name: Christopher Kashmerick
Title: President

LEGG MASON INVESTMENT TRUST,
on behalf of its series Legg Mason Opportunity Trust

By:	/s/ Jane Trust
Name: Jane Trust
Title: President

Solely for purposes of paragraphs 8.9, 8.10, 8.11, 9.2, 14, and 15.1 to 15.6 of the Agreement:
LMM LLC

By:	/s/ Neil O'Callaghan
Name: Neil O'Callaghan
Title: President & CCO

Solely for purposes of paragraphs 8.11, 9.2, 14, and 15.1 to 15.6 of the Agreement:
LEGG MASON INC.

By:	/s/ Jeffrey Nattans
Name: Jeffrey Nattans
Title: Executive Vice President
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Appendix A1-25

SCHEDULE 4.1

None.
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Appendix A1-26

SCHEDULE 8.10

Miller Opportunity Trust

LMM has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20% for Class A shares, 1.97% for Class C shares, 1.26% for Class FI shares, 1.55% for Class R shares, 0.93% for Class I shares, and 0.83% for Class IS shares through February 28, 2019.  In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below.  These arrangements with the TAP Trust cannot be terminated or amended to increase the level of the expense cap prior to February 28, 2019 without Board consent.  After that date, these arrangements may be terminated with consent of the TAP Board of Trustees.  LMM is permitted to recapture amounts waived and/or reimbursed to a class within three years after LMM earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

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Appendix A1-27

Appendix A2

Agreement and Plan of Reorganization for the MIOT Target Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 21st day of November, 2016, by and between Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf of its series the Miller Income Fund (the “Acquiring Fund”), and Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “Legg Mason Trust”), with its principal place of business at 100 International Drive, Baltimore, Maryland 21202, on behalf of its series Miller Income Opportunity Trust (“MIOT Fund” or the “Target Fund”).  LMM LLC (“LMM”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 8.9, 8.10, 8.11, 9.2, 14, and 15.1 to 15.6.  Legg Mason, Inc. (“LMI”), a Maryland corporation, joins this Agreement solely for purposes of paragraphs 8.11, 9.2, 14, and 15.1 to 15.6.

WHEREAS, the Acquiring Fund is a series of the TAP Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of the Legg Mason Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund has been newly organized to hold the assets of the Target Fund;

WHEREAS, the Acquiring Fund has had only nominal assets and has carried on no business activities prior to the date first shown above and will have had only nominal assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, the following chart shows the Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the Target Fund and its classes of shares of beneficial interest ($.00001 par value) (“Target Fund Shares”):

Target Fund	Acquiring Fund
Miller Income Opportunity Trust	Miller Income Fund
Class A shares	Class A shares
Class C shares	Class C shares
Class FI shares	Class FI shares
Class I shares	Class I shares
Class IS shares	Class IS shares

WHEREAS, throughout this Agreement, the term “Acquiring Fund Shares” should be read to include each class of shares of the Acquiring Fund and each reference to Acquiring Fund Shares in connection with the Target Fund should be read to include each class of the Acquiring Fund that corresponds to the relevant class of the Target Fund;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);
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Appendix A2-1

WHEREAS, the reorganization (the “Reorganization”) and termination contemplated hereby will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for the Acquiring Fund Shares corresponding to the Target Fund Shares, as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) immediately thereafter, the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as a series of the Legg Mason Trust, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the TAP Trust (the “TAP Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”) of the TAP Trust, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Legg Mason Trust (the “Legg Mason Board”), including a majority of its members who are Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to the Acquiring Fund or Target Fund taking action shall mean and include all necessary actions of the TAP Trust or the Legg Mason Trust, as applicable, on behalf of the Acquiring Fund or Target Fund, unless the context of this Agreement, the Code or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF ALL TARGET FUND LIABILITIES BY THE ACQUIRING FUND; TERMINATION OF THE TARGET FUND

1.1	Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Legg Mason Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the TAP Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares of each class corresponding to a class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets attributable to that class of Target Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all Liabilities of the Target Fund (as defined and set forth in paragraph 1.2). Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. All Class A shares of the Acquiring Fund delivered to the Target Fund in connection with the Reorganization will have any sales charge waived and the holding period for a class of shares of the Target Fund will be carried over to that class of shares of the Acquiring Fund for purposes of calculating any applicable contingent deferred sales charge on the redemption of that class of shares of the Acquiring Fund.
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Appendix A2-2

1.2	The property and assets of the Legg Mason Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the TAP Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The TAP Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Legg Mason Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (such assumed liabilities and obligations, collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the TAP Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the TAP Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets acquired by the TAP Trust on behalf of the Acquiring Fund.

1.3	The Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.

1.4	Immediately following the actions contemplated by paragraph 1.1, the Legg Mason Trust shall take such actions as may be necessary or appropriate to complete the termination of the Target Fund. To complete the termination, the Legg Mason Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the Acquiring Fund Shares of the corresponding class received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel shares of the Target Fund and (c) terminate the Target Fund as a series of the Legg Mason Trust, in accordance with Maryland law. Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the Acquiring Fund Shares of the corresponding classes then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares of each class to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares of the corresponding class owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.
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Appendix A2-3

1.5	Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.6	Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, or any other relevant regulatory authority, is and shall remain the responsibility of the Legg Mason Trust, on behalf of the Target Fund. The TAP Trust, on behalf of the Acquiring Fund, shall fully cooperate with the Legg Mason Trust to the extent necessary for such reporting responsibilities to be discharged.

2.	VALUATION

2.1	The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures adopted by the Legg Mason Board that conform in valuation methodology in all material respects to those used by the TAP Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Legg Mason Trust that conform in valuation methodology in all material respects to those used by the TAP Board. In the case of differences in valuation, the parties shall discuss in good faith to resolve prior to the Closing Date.

2.2	The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures adopted by the TAP Board. All computations of value shall be made by (a) U.S. Bancorp Fund Services, LLC, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the TAP Trust.

2.3	The number of shares of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of that class of the Acquiring Fund Shares, determined using the same valuation procedures referred to in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1	Subject to the terms and conditions set forth herein, the Closing Date shall be February 24, 2017, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 or at such other time and/or place as the parties may agree.
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Appendix A2-4

3.1	Portfolio securities held of record by Target Fund’s custodian, State Street Bank and Trust Company (the “Target Fund Custodian”), in book-entry form on behalf of the Target Fund shall be delivered on the next business day after the Valuation Date by the Custodian through the Depository Trust Company to the Acquiring Fund’s custodian, U.S. Bank, N.A. (the “Acquiring Fund Custodian”), and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash balances maintained by the Target Fund Custodian shall be delivered on the next business day after the Valuation Date by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund. The Legg Mason Trust, on behalf of the Target Fund, shall instruct the Target Fund Custodian to deliver any portfolio securities that are held other than in book-entry form in the name of the Target Fund Custodian as record holder for the Target Fund at the Valuation Time to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

3.2	The Legg Mason Trust shall direct BNY Mellon Investment Servicing (U.S.) Inc., in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the TAP Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Legg Mason Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Legg Mason Trust or an appropriate officer of the TAP Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such later dates as may be mutually agreed in writing by an authorized officer of each party.
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Appendix A2-5

4.	REPRESENTATIONS AND WARRANTIES

4.1	Except as provided in a prior written disclosure to the TAP Trust, the Legg Mason Trust, on behalf of the Target Fund, represents and warrants, to the TAP Trust, on behalf of the Acquiring Fund, as follows:

a)	The Target Fund is duly established as a series of the Legg Mason Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Legg Mason Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Target Fund. The Target Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

b)	The Legg Mason Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect, and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

d)	The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and the prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

e)	On the Closing Date, the Legg Mason Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver the Assets to the Acquiring Fund, and upon delivery and payment for the Assets, the TAP Trust, on behalf of the Acquiring Fund, will acquire good title thereto, free of any liens or other encumbrances and subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act and, as previously disclosed to the Acquiring Fund, such restrictions generally applicable to the Assets of the type being transferred in the ordinary course.

f)	The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Declaration or the bylaws of the Legg Mason Trust, as amended (“Bylaws”) or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound.
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Appendix A2-6

g)	All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Legg Mason Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

h)	No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the Legg Mason Trust’s knowledge, threatened against the Legg Mason Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect the financial condition of the Target Fund or the conduct of the Target Fund’s business. The Legg Mason Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Legg Mason Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the TAP Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for the period then ended in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above, if applicable, are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.
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Appendix A2-7

j)	Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, except as specifically disclosed in the Target Fund’s prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

k)	On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due on any such Return or claimed in writing to be due by any government entity shall have been paid or provision shall have been made for the payment thereof. To the Target Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns other than as set forth on those Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes other than for Taxes not yet due and payable; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

l)	The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes required to have been withheld and paid to taxing authorities, and is not liable for any interest or penalties which could be imposed thereunder.

m)	The Target Fund is a separate series of the Legg Mason Trust, and is treated as a corporation separate from any and all other series of the Legg Mason Trust under Section 851(g) of the Code. For each taxable year of its operation, the Target Fund has met (and, for the current taxable year, subject to the accuracy of the representations and warranties in paragraph 4.2(g), expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be such a “regulated investment company”, has been (and, for the current taxable year, subject to the accuracy of the representations and warranties in paragraph 4.2(g), expects to be) eligible to compute and has computed (and, for the current taxable year, subject to the accuracy of the representations and warranties in paragraph 4.2(g), expects to compute) its federal income tax under Section 852 of the Code and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in each case for all tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any tax period ending on or before the Closing Date.
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Appendix A2-8

n)	All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Legg Mason Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Target Fund, and (ii) rights of exchange of shares of other Legg Mason mutual fund shares into shares of the Target Fund.

o)	The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Legg Mason Board, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders, assuming due authorization, execution and delivery of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Legg Mason Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

p)	The information regarding the Target Fund and its shares set forth in the combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6) that has been furnished to the TAP Trust by the Legg Mason Trust for inclusion in the Proxy Statement, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the TAP Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder.
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Appendix A2-9

q)	The tax representation certificate to be delivered by the Legg Mason Trust on behalf of the Target Fund to Morgan, Lewis & Bockius LLP in connection with the opinion to be provided under paragraph 8.7 hereof (the “Legg Mason Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

r)	The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2	The TAP Trust on behalf of the Acquiring Fund, represents and warrants to the Legg Mason Trust, on behalf of the Target Fund as follows:

a)	The Acquiring Fund is duly established as a series of the TAP Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its Declaration of Trust, as amended and supplemented (the “TAP Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The TAP Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Fund. The TAP Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

b)	The TAP Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date, and the Acquiring Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

d)	As of the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
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Appendix A2-10

e)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the TAP Declaration or the bylaws of the TAP Trust, as amended (“TAP Bylaws”) or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the TAP Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the TAP Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the TAP Trust’s knowledge, threatened against the TAP Trust or any of its properties or assets, that, if adversely determined, would materially and adversely affect the financial condition of the Acquiring Fund or the conduct of the Acquiring Fund’s business. The TAP Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the TAP Trust’s business or the TAP Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

g)	The Acquiring Fund was established in order to effect the transactions described in this Agreement and, immediately following the Reorganization, will be treated as a corporation separate from each other series of the TAP Trust under Section 851(g) of the Code. The Acquiring Fund has not previously filed a federal income tax return. However, the Acquiring Fund intends to timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all commercially reasonable steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code. The Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date. To the knowledge of the TAP Trust, subject to the accuracy of the representations and warranties in paragraph 4.1(l), the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

h)	All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the TAP Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

i)	The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the TAP Board, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, this Agreement will constitute a valid and binding obligation of the TAP Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
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Appendix A2-11

j)	The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Legg Mason Trust, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents as may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.

k)	Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have no assets, liabilities or operations of any kind other than the issuance of a nominal number of initial shares of the Acquiring Fund to an affiliate of the TAP Trust (the “Initial Shares”) for the purpose of enabling such affiliate to vote on matters required by the 1940 Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Closing for the price at which they were issued.

l)	The minute books and other similar records of the TAP Trust as made available to the Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the TAP Trust and of the Acquiring Fund, and the TAP Board and committees of the TAP Board.

m)	The TAP Trust and the Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

n)	The TAP Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

o)	The tax representation certificate to be delivered by the TAP Trust on behalf of the Acquiring Fund to Morgan, Lewis & Bockius LLP in connection with the opinion to be provided under paragraph 8.7 hereof (the “TAP Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.
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Appendix A2-12

5.	COVENANTS

The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, hereby further covenant as follows:

5.1	The Target Fund and the Acquiring Fund will each operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.

5.2	The Legg Mason Trust will call and hold a meeting of the Target Fund Shareholders to consider approval of this Agreement and to act upon such other matters set forth in the Proxy Statement. The Legg Mason Trust shall (a) on the Closing Date, distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) as soon as practicable after the Closing, terminate the Target Fund as a series of the Legg Mason Trust as described in paragraph 1.4. In the event that the Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under the Legg Mason Trust’s Declaration, Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.

5.3	The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4	The Legg Mason Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5	Subject to the provisions of this Agreement, the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6	The TAP Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Legg Mason Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7	The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. The Legg Mason Trust and the TAP Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.8	Intentionally omitted.

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Appendix A2-13

5.9	The TAP Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10	It is the intention of the parties that the transaction contemplated by this Agreement shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.11	At or before the Closing, the Acquiring Fund shall redeem all shares of the Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the Target Fund immediately before the Closing.

5.12	The Legg Mason Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as TAP Trust may reasonably request and that is reasonably available to the Legg Mason Trust concerning Target Fund Shares or Target Fund Shareholders in connection with Acquiring Fund’s cost basis reporting, if applicable, and any related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing, certified by its agent or officer to the best of such agent’s or officer’s knowledge and belief, (3) copies of the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) copies of all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

5.13	After the Closing Date, the Legg Mason Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that are expected to be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.14	The Legg Mason Trust shall be responsible for the preparation and filing of any unfiled IRS Forms 1120-RIC (and any corresponding state income Tax Returns) of the Target Fund for taxable years ending on or prior to the Closing Date. The TAP Trust shall cooperate in good faith in the preparation and filing of such Returns.
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Appendix A2-14

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LEGG MASON TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Legg Mason Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Legg Mason Trust’s election, to the following conditions:

6.1	All representations and warranties of the TAP Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2	The TAP Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the TAP Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3	The TAP Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Legg Mason Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the TAP Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4	The TAP Trust, on behalf of the Acquiring Fund, shall have delivered to the Legg Mason Trust, on behalf of the Target Fund, a certificate executed in the name of the TAP Trust, on behalf of the Acquiring Fund, by the TAP Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5	The Legg Mason Trust, on behalf of the Target Fund, shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, in connection with this Agreement, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Legg Mason Trust, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware to the following effect:

a)	The TAP Trust is a Delaware statutory trust validly existing under the laws of the State of Delaware and has power as a statutory trust to enter into and perform its obligations under this Agreement, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the TAP Declaration and TAP Bylaws.

b)	This Agreement has been duly authorized, executed and delivered by the TAP Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the TAP Trust and the Acquiring Fund enforceable against the TAP Trust and the Acquiring Fund in accordance with its terms, subject to customary exceptions.

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Appendix A2-15

c)	The execution and delivery of this Agreement by the TAP Trust on behalf of the Acquiring Fund did not, and the performance by the TAP Trust and the Acquiring Fund of their obligations hereunder will not, (i) violate the TAP Declaration or TAP Bylaws or (ii) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Fund on Form N-1A to which the Acquiring Fund is a party or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the TAP Trust or the Acquiring Fund is a party or by which it is bound.

d)	To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware (as to the Delaware Statutory Trust Act) or federal court or governmental authority is required for the consummation by the TAP Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

e)	The Acquiring Fund is a series of the TAP Trust, which is registered with the Commission as an open-end management investment company under the 1940 Act.

6.6	The Legg Mason Trust, on behalf of the Target Fund, shall have received from the transfer agent of the Acquiring Fund a certificate stating that it has received from the TAP Trust the number of full and fractional Acquiring Fund Shares of the relevant class equal in value to the value of each corresponding class of the Target Fund as of the time and date set forth in paragraph 3.

6.7	The TAP Trust on behalf of the Acquiring Fund shall have delivered to the Legg Mason Trust and Morgan, Lewis & Bockius LLP the TAP Trust Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP and in a form mutually acceptable to the TAP Trust and the Legg Mason Trust, concerning certain tax-related matters.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TAP TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the TAP Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the TAP Trust’s election, to the following conditions:

7.1	All representations and warranties of the Legg Mason Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2	The Legg Mason Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Legg Mason Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3	The Legg Mason Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Legg Mason Trust on behalf of the Target Fund. The Legg Mason Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

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Appendix A2-16

7.4	The Legg Mason Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Legg Mason Trust, on behalf of the Target Fund, by the Legg Mason Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5	The TAP Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Target Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund to the following effect:

a)	The Legg Mason Trust is a Maryland statutory trust duly formed and existing under and by virtue of the laws of the State of Maryland, and, with respect to the Target Fund, has power to own all of its properties and assets and to carry on its business as presently conducted as described in the Proxy Statement.

b)	The execution and delivery of this Agreement have been duly authorized by the Legg Mason Trust, on behalf of the Target Fund. This Agreement has been duly executed and delivered by the Legg Mason Trust, on behalf of the Target Fund, and assuming the due authorization, execution and delivery of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Legg Mason Trust, on behalf of the Target Fund, enforceable against the Legg Mason Trust, on behalf of the Target Fund, in accordance with its terms, subject to customary exceptions.

c)	The Legg Mason Trust, on behalf of the Target Fund, has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

d)	The execution and delivery of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, did not, and the performance by the Trust, on behalf of the Target Fund, of its obligations hereunder will not, (i) violate the Declaration or Bylaws, (ii) breach in any material respect any provision of any agreement filed with the registration statement of the Target Fund on Form N-1A to which the Target Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or violate any judgment or decree directed against and naming the Target Fund.

e)	To the knowledge of such counsel, no consent, approval, authorization or order of any applicable state or federal court or governmental authority is required for the consummation by Legg Mason Trust or the Target Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

f)	The Target Fund is a series of the Legg Mason Trust, which is an investment company registered with the Commission as an open-end management investment company under the 1940 Act.

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Appendix A2-17

With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the TAP Trust, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

7.6	The Legg Mason Trust on behalf of the Target Fund shall have delivered to the TAP Trust and Morgan, Lewis & Bockius LLP the Legg Mason Trust Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP and in a form mutually acceptable to the TAP Trust and the Legg Mason Trust, concerning certain tax-related matters.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the TAP Trust, the Acquiring Fund, the Legg Mason Trust and the Target Fund are subject to the further conditions that on or before the Closing Date:

8.1	This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Legg Mason Trust’s Declaration and Bylaws, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the foregoing condition set forth in this paragraph 8.1.

8.2	The Agreement and Plan of Reorganization of even date herewith by and between the TAP Trust, on behalf of it series Miller Opportunity Trust, and Legg Mason Investment Trust, on behalf of its series Legg Mason Opportunity Trust (“LMOT Fund”), and the transactions contemplated therein shall have been approved by the requisite vote of the holders of the outstanding shares of the LMOT Fund in accordance with the provisions of the 1940 Act, the Declaration of Trust and By-Laws of Legg Mason Investment Trust and Maryland law, and the reorganization contemplated therein shall be consummated concurrently with the Closing.

8.3	The Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the TAP Board and the Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the Legg Mason Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.4	On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

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Appendix A2-18

8.6	The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7	With respect to the Reorganization, the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Morgan, Lewis & Bockius LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

a)	The acquisition by the Acquiring Fund of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of the Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

b)	No gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

c)	The tax basis in the hands of the Acquiring Fund of each Asset will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

d)	The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized by reason of the Reorganization, will include in each instance the period during which such Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

e)	No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;

f)	No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares (including fractional Acquiring Fund Shares) as part of the Reorganization;
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Appendix A2-19

g)	The aggregate tax basis of the Acquiring Fund Shares (including fractional Acquiring Fund Shares) that the Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

h)	The Target Fund Shareholder’s holding period for the Acquiring Fund Shares (including fractional Acquiring Fund Shares) received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange; and

i)	The taxable year of the Target Fund will not end as a result of the Reorganization and the Acquiring Fund will succeed to and take into account the applicable items of the Target Fund described in Section 381(c) of the Code.

The parties acknowledge that the opinion will be based on certain factual certifications made by the Legg Mason Trust and the TAP Trust in the Legg Mason Trust Tax Representation Certificate and the TAP Trust Tax Representation Certificate and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8	The Reorganization and the material attributes of the Acquiring Fund, including, but not limited to, its investment management agreement, Rule 12b-1 Plans, sales charges, share classes, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.

8.9	Prior to the Closing, LMM or an affiliate shall have arranged for insurance and indemnification in favor of the Legg Mason Trust Board and officers for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the Legg Mason Trust Board.

8.10	Prior to the Closing, LMM has entered into a written arrangement with the Acquiring Fund pursuant to which LMM agreed to limit operating expenses (excluding certain expenses) through February 28, 2019 for certain classes of the Acquiring Fund as provided in Schedule 8.10.

8.11	All of the conditions to the closing of the transactions contemplated by the Purchase Agreement among LMI, LMM and William H. Miller III, dated August 10, 2016 (the “Purchase Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Purchase Agreement shall be consummated concurrently with the Closing.

8.12.	At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1, 8.7 and 8.10) may be jointly waived by the Legg Mason Board and the TAP Board, if, in the judgment of the Legg Mason Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of the TAP Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

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Appendix A2-20

9.	BROKER FEES AND EXPENSES

9.1	The TAP Trust, on behalf of the Acquiring Fund, and the Legg Mason Trust, on behalf of the Target Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2	The Legg Mason Trust, the Target Fund, the TAP Trust and the Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement. The costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be “costs and expenses” associated with or related to a Reorganization as set forth in Section 9.1(b) of the Purchase Agreement and the responsibility for payment of all such costs shall be allocated between LMI (or an affiliate thereof) and LMM as set forth in Section 9.1(b) of the Purchase Agreement. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the Target Fund’s or Acquiring Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

10.	ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1	The TAP Trust and the Legg Mason Trust agree that neither has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	Representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

11.1	This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the Legg Mason Board or TAP Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Acquiring Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

a)	by the written consent of each of the Parties;

b)	by the Legg Mason Trust (i) following a material breach by the TAP Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the TAP Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the TAP Trust or the Acquiring Fund; or

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Appendix A2-21

c)	by the TAP Trust (i) following a material breach by the Legg Mason Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Legg Mason Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Legg Mason Trust or the Target Fund; or

d)	if the Reorganization shall not have occurred on or prior to June 30, 2017 or such other date as the parties may mutually agree in writing.

11.2	If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

11.3	At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Legg Mason Trust or the TAP Trust, respectively (whichever is entitled to the benefit thereof), provided that the conditions set forth in Section 8 may only be waived in accordance with Section 8.12. Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.	AMENDMENTS

12.1	This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Legg Mason Trust and the TAP Trust; provided, however, that following the meeting of the Target Fund Shareholders called by the Legg Mason Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

13.1	Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:

To the Acquiring Fund:

Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202
Attn: Eric W. Pinciss, Esq., Secretary
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Appendix A2-22

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004
Attn: Christopher D. Menconi, Esq.

To the Target Fund:

Legg Mason Global Asset Management Trust
100 International Drive
Baltimore, Maryland 21202
Attn: President

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110
Attn: Roger Joseph, Esq.

14.	PUBLICITY/CONFIDENTIALITY

14.1	Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.

14.2	Confidentiality. The Legg Mason Trust, the Target Fund, the TAP Trust, the Acquiring Fund, LMI and LMM (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

14.3	In the event of a termination of this Agreement, the Legg Mason Trust, the Target Fund, the TAP Trust, the Acquiring Fund, LMI and LMM agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

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Appendix A2-23

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1	The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3	This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland without regard to its principles of conflicts of laws.

15.4	This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5	Consistent with its Declaration, the obligations of the Legg Mason Trust with respect to the Target Fund entered into in the name or on behalf of the Legg Mason Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Legg Mason Trust, personally, but bind only the assets of the Legg Mason Trust belonging to the Target Fund, and all persons dealing with any series or funds of the Legg Mason Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

15.6	Consistent with the TAP Declaration, the obligations of the TAP Trust with respect to the Acquiring Fund entered into in the name or on behalf of the TAP Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the TAP Trust, personally, but bind only the assets of the TAP Trust belonging to the Acquiring Fund, and all persons dealing with any series or funds of the TAP Trust must look solely to the assets of the TAP Trust belonging to such series or fund for the enforcement of any claims against the TAP Trust.

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Appendix A2-24

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRUST FOR ADVISED PORTFOLIOS,
on behalf of its series the Miller Income Fund

By: /s/ Christopher Kashmerick
Name: Christopher Kashmerick
Title: President

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST,
on behalf of its series Miller Income Opportunity Trust

By: /s/ Jane Trust
Name: Jane Trust
Title: President

Solely for purposes of paragraphs 8.9, 8.10, 8.11, 9.2, 14, and 15.1 to 15.6 of the Agreement:
LMM LLC

By: /s/ Neil O’Callaghan
Name: Neil O'Callaghan
Title: President & CCO

Solely for purposes of paragraphs 8.11, 9.2, 14, and 15.1 to 15.6 of the Agreement:
LEGG MASON INC.

By: /s/ Jeffrey Nattans
Name: Jeffrey Nattans
Title: Executive Vice President
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Appendix A2-25

SCHEDULE 4.1

None.
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Appendix A2-26

SCHEDULE 8.10

Miller Income Fund

LMM has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class FI shares, 0.95% for Class I shares, and 0.85% for Class IS shares through February 28, 2019.  In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below.  These arrangements with the TAP Trust cannot be terminated or amended to increase the level of the expense cap prior to February 28, 2019 without Board consent.  After that date, these arrangements may be terminated with consent of the TAP Board of Trustees.  LMM is permitted to recapture amounts waived and/or reimbursed to a class within three years after LMM earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

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Appendix A2-27

Appendix B

SHAREHOLDER INFORMATION ON THE TARGET FUNDS
Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Target Fund or class of a Target Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Target Fund is deemed to be an “affiliated person” of the Target Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Target Funds.  Provided such a person does not redeem prior to the Reorganization, each person noted below will own the same percentage of outstanding shares of the respective Acquiring Fund after the closing of that Target Fund’s Reorganization.

LMOT Target Fund – Class A
Name and Address	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	21.29%	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.36%	Record
LPL FINANCIAL LLC OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.32%	Record
MERRILL LYNCH PIERCE FENNER FOR THE SOLE BENEFIT OF ITS CUSTOMERS SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.00%	Record

LMOT Target Fund – Class C
Name and Address	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	58.84%	Record

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Appendix B-1

Name and Address	% of Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	9.00%	Record
FIRST CLEARING LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.08%	Record

LMOT Target Fund – Class FI
Name and Address	% of Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	33.96%	Record
GWFS EQUITIES CAPITAL BANK & TRUST COMPANY TTEE F ENGINEERING CONSULTING SERVICES 401 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	17.78%	Record
NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.83%	Record
LPL FINANCIAL LLC OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.18%	Record
RBC CAPITAL MARKETS CORPORATION MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	7.23%	Record

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Appendix B-2

LMOT Target Fund – Class R
Name and Address	% of Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	14.84%	Record
PRINCOR FINANCIAL DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET DES MOINES, IA 50392	7.55%	Record
MERRILL LYNCH PIERCE FENNER EMJAYCO FBO SMOKEY GLEN FARM BARBEQUERS 401K #3 C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.23%	Record
MORGAN STANLEY SMITH BARNEY LLC EMJAYCO CUST FBO MATTRESS WAREHOUSE 401K PO BOX 17909 MILWAUKEE WI 53217	6.82%	Record
MSCS FINANCIAL SERVICES LLC MG TRUST COMPANY TRUSTEE CARSON DELLOSA PUBLISHING, LLC 717 17TH ST STE 1300 DENVER CO 80202-3304	5.30%	Record

LMOT Target Fund – Class I
Name and Address	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	29.12%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAINT STREET SAN FRANCISCO CA 94105-1905	21.52%	Record

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Appendix B-3

Name and Address	% of Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	12.21%	Record
LPL FINANCIAL LLC OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.72%	Record

LMOT Target Fund – Class IS
Name and Address	% of Ownership	Type of Ownership
No outstanding shares	N/A	N/A

MIOT Target Fund – Class A
Name and Address	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	28.42%	Record

MIOT Target Fund – Class C
Name and Address	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	47.09%	Record
RBC CAPITAL MARKETS CORPORATION MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	11.09%	Record

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Appendix B-4

MIOT Target Fund – Class FI
Name and Address	% of Ownership	Type of Ownership
LEGG MASON INVESTOR SERVICES LLC LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT GRAND CAYMAN CAYMAN ISLANDS	100.00%	Record

MIOT Target Fund – Class I
Name and Address	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	80.04%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAINT STREET SAN FRANCISCO CA 94105-1905	7.53%	Record

MIOT Target Fund – Class IS
Name and Address	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	75.91%	Record
LEGG MASON INVESTOR SERVICES LLC APPLIED PHILOSOPHY LLC ONE SOUTH STREET, SUITE 2550 BALTIMORE MD 21202-3209	22.68%	Record

As of the Record Date, the following person owned beneficially or through controlled companies more than 25% of the outstanding voting securities of the LMOT Target Fund.

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Appendix B-5

LMOT Target Fund
Name and Address	% of Ownership	Type of Ownership
Morgan Stanley & Co. Inc. Harborside Financial Center Plaza Two, 2nd Floor Jersey City, NJ 07311	42.43%	Record

As of the Record Date, the following person owned beneficially or through controlled companies more than 25% of the outstanding voting securities of the MIOT Target Fund.

MIOT Target Fund
Name and Address	% of Ownership	Type of Ownership
Morgan Stanley & Co. Inc. Harborside Financial Center Plaza Two, 2nd Floor Jersey City, NJ 07311	65.33%	Record

As of the Record Date, the Trustees and officers of the LMIT Trust, as a group, owned less than 1% of the outstanding shares of the LMOT Target Fund.  As of the Record Date, the Trustees and officers of the LMGT Trust, as a group, owned less than 1% of the outstanding shares of the MIOT Target Fund.  As of the Record Date, the officers and trustees of the TAP Trust as a group did not own any shares of any Target Fund.

Please note that as of October 3, 2016, Bill Miller owned, directly and indirectly, approximately 43% of the outstanding shares of the MIOT Target Fund.

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Appendix B-6

 Appendix C

 PURCHASE, REDEMPTION, VALUATION AND TAX INFORMATION

The following Shareholder Information relates to the MOT and MIF Acquiring Funds.

Share price
Shares of the Funds are sold at NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests and any applicable sales charge. The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether a Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of a Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Choosing a class of shares to buy
Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with a Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

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•	The expenses paid by each class detailed in the fee table and example at the front of this Proxy Statement

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS, is authorized to pay fees for recordkeeping services to Service Agents (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:
•	Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund (each called a “Service Agent”).

•	Directly from the Funds

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the Funds’ classes of shares is available through the Target Funds’ SAI. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

Comparing the Funds’ classes
The following table compares key features of the Funds’ classes. You should also review the fee table and example at the front of this Proxy Statement carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI, Class R, Class I or Class IS shares or, if you plan to purchase shares through the Funds, contact the Funds. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.
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	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege
Class A
•       Initial sales  charge
•       You may qualify for reduction or  waiver of initial  sales charge
•       Generally lower  annual expenses  than Class C
•       Purchase of $1 million or more of Class C shares will be rejected.  Your financial intermediary is responsible for placing individual purchases of $1 million or more into Class A shares of the Fund

Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more
1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors as defined in the "Waivers of Contingent Deferred Sales charge" section of this Proxy Statement.
0.25% of average daily net assets
• Class A shares of Miller Value Funds
•  For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A shares to Class I or Class IS shares of the same Fund under certain limited circumstances.

Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors as defined in the "Waivers of Contingent Deferred Sales Charge" section of this Proxy Statement.	1.00% of average daily net assets
• Class C shares of Miller Value Funds
• For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class C shares to Class I or Class IS shares of the same Fund under certain limited circumstances.

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	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of Miller Value Funds
Class R
•      MOT Acquiring Fund only
•      No initial or contingent deferred sales charge
•    Only offered to Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets	None
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	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes, except for Class IS	None	None	None	Class I shares of Miller Value Funds
Class IS
•      No initial or contingent deferred sales charge
•     Only offered to certain Institutional investors, Retirement Plans with omnibus accounts held on the books of the Fund, and Clients of Eligible Financial Intermediaries
•     Generally lower annual expenses than the other classes
		None	None	None	Class IS shares of Miller Value Funds

Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Funds’ distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
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Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more1	-0-	-0-	up to 1.00

[1]
The Adviser may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Adviser may retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more
You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.

Qualifying for a reduced Class A sales charge
There are several ways you can combine multiple purchases of shares of the Funds to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Funds if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Miller Value Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with Class A shares you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•	Letter of Intent (“LOI”) – By signing a LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Funds’ Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

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If you establish an LOI with the Funds you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.

•	Reinstatement Privileges – If you sell Class A shares of a Fund and withdraw your money from that Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. The 365-day reinstatement privilege will restart after the Reorganizations. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 1 -888-593-5110, for additional information. You must identify and provide information to the Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Funds, their transfer agent, and financial intermediaries will not be responsible for providing this information.

Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Those who qualify for the Reinstatement Privilege as discussed above

•	Directors and officers of any Miller Value fund

•	Employees of the Adviser and its subsidiaries

•	Investors investing through eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the Funds at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

The Adviser generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. The Adviser may retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Purchases of $1 million or more of Class C shares will be rejected. Your financial intermediary is responsible for placing individual purchases of $1 million or more into Class A shares of the Fund.

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Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

 Class FI shares are only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans.

Class R shares (MOT Acquiring Fund only)
You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class R shares are only offered to Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs.

Class I shares
You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class I shares are not subject to any distribution and/or service fees.

Class I shares are only offered to institutional and other eligible investors.

Class IS shares
You buy Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class IS shares are not subject to any distribution and/or service fees.

Class IS shares are only offered to certain Institutional investors, Retirement Plans with omnibus accounts held on the books of the Fund, and Clients of Eligible Financial Intermediaries. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which is not subject to payment of recordkeeping or similar fees by the Fund to any intermediary.

More about Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another Miller Fund

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Funds will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

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If you redeem shares of a Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 365 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. The 365-day reinstatement privilege will restart after the Reorganizations. Please see “Reinstatement Privileges” section above.

The Adviser receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below.

•	For Retirement Plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the Funds know at the time you redeem shares that you qualify for such a waiver.

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or consult the SAI.

Retirement and Institutional Investors — eligible investors
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans, and individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in a Fund through a single omnibus account pursuant to a special contractual arrangement with the Fund or the distributor. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs (absent an exception that is explicitly described in this Proxy Statement), Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the Funds can generally invest in Class A, Class C, Class FI, Class R, Class I, and Class IS shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the Funds to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the Funds are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. Please contact your Service Agent for more information.

Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to a Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
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“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C, and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Fund to offer Class A, Class FI, Class R, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the Funds by participants in Eligible Investment Programs.

Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans
Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record-keeper offers only load-waived shares

•	Fund shares are held on the books of the Funds through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

The Adviser does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Funds a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, the Adviser may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans
Retirement Plans with omnibus accounts held on the books of the Funds may buy Class C shares at net asset value without paying a contingent deferred sales charge. The Adviser does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Funds a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, the Adviser may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. Please see the SAI for more details.

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Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by the Adviser, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares
Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plans.

Class R shares (MOT Acquiring Fund only)
Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares
Class I shares are offered only to Institutional Investors and individual investors (investing directly with the Funds) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the Funds and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by the Adviser.

Class IS shares
Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the financial intermediary), certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by the Adviser. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which is not subject to payment of recordkeeping, account servicing, networking or similar fees by the Fund to any intermediary.

Certain waivers of these requirements for individuals associated with the Funds or its affiliates are discussed in the SAI.

Other considerations
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The Funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Funds may not be available for sale in certain states. Prospective investors should inquire as to whether the Funds are available for sale in their state of residence.

You must provide the following information for your order to be processed:

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• Name of fund being bought • Class of shares being bought • Dollar amount or number of shares being bought (as applicable) • Account number (if existing account)
Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the Fund
Please complete the account application and send it with your check payable to the applicable Fund to the following address:

Regular Mail
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

Subsequent purchases should be sent to the same address. Enclose a check made payable to the Fund to pay for the shares.

For more information, please call the Miller Value Funds at  1-888-593-5110 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time).

By telephone purchase
Investors may purchase additional shares of the Funds by calling 1-888-593-5110. If you accepted telephone options on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

By wire
If you are making your initial investment in a Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the below address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 1-888-593-5110 to advise them of the wire and to ensure proper credit upon receipt. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

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U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Name of Fund
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-888-593-5110. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Through an Automatic Investment Plan (“AIP”)
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed Account application must be received at least 15 calendar days prior to the initial transaction.

•         Amounts transferred must meet the applicable minimums (see “Purchase and Sale of Fund shares”)

•         Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•              A $25 fee will be imposed if your AIP transaction is returned for any reason.

The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is an Automated Clearing House (“ACH”) network member. Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1-888-593-5110 for additional information regarding the Funds’ AIP.

For more information, please contact your Service Agent or the Funds, or consult the SAI.

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Exchanging shares

Generally
You may exchange shares of one Fund for the same class of shares of other funds advised by LMM LLC on any day that both the Fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same Fund under certain limited circumstances. Please refer to the section of this Proxy Statement titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•        If you bought shares through a Service Agent, contact your Service Agent to learn which Funds your Service Agent makes available to you for exchanges

•        If you bought shares directly from the Funds, contact the Funds at 1-888-593-5110  to learn which Funds are available to you for exchanges

•        Exchanges may be made only between accounts that have identical registrations

•       A Fund may be offered only in a limited number of states. Your Service Agent or the Fund will provide information about the Funds offered in your state

Always be sure to read the Prospectus of the Fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•       In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•       Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the Fund that you originally purchased

•      You will generally be required to meet the minimum investment requirement for the class of shares of the Fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•      Your exchange will also be subject to any other requirements of the Fund or share class into which you are exchanging shares

 •     The Funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

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By telephone
Contact your Service Agent or, if you hold shares directly with the Funds, call the Funds at 1-888-593-5110between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for information. Exchanges are priced at the NAV next determined.

By mail
Contact your Service Agent or, if you hold shares directly with the Funds, write to the Funds at the following address:

Regular Mail
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of a Fund for shares of other Funds offered in this Proxy Statement. All requirements for exchanging shares described above apply to these exchanges. In addition:

•          Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•          Each exchange must meet the applicable investment minimums for automatic investment plans (see “Purchase and Sale of Fund shares”)

For more information, please contact your Service Agent or the Funds or consult the SAI.

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days, or until the check clears if earlier, if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the U.S. Securities and Exchange Commission (the “SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to your pre-designated bank account. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades. There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents.

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In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Funds reserve the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail
Contact your Service Agent or, if you hold shares directly with the Funds, write to the Funds at the following address:

Regular Mail
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Your written request must provide the following:

•    The Fund name, the class of shares being redeemed and your account number

•    The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•    Signature guarantees, as applicable (see “Additional Information about Transactions”)

By telephone
If you accepted telephone options on your account application, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Funds, call the Funds at 1-888-593-5110 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for more information. Please have the following information ready when you call:

•   Name of Fund being redeemed

•   Class of shares being redeemed

•   Account number

•   Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If a Fund or its agents follows these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Funds may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close in order to receive that day’s NAV. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

•   Shares held in IRA or other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold federal income taxes from any distribution.

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Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•       Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•       If your shares are subject to a CDSC, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•      You must inform your financial intermediary or the Transfer Agent at the time you establish your Systematic Withdrawal that you are eligible for any CDSC waiver.

•      You must elect to have all dividends and distributions reinvested

If you elect this method of redemption, the Funds will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This SWP may be terminated or modified by a shareholder or the Funds at any time without charge or penalty. You may also elect to terminate your participation in this SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of a Fund’s shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s account application. Please call 1-888-593-5110 for additional information regarding the Funds’ SWP.

Dividends, Other Distributions and Taxes

Dividends and other distributions
MOT Acquiring Fund
The MOT Acquiring Fund generally pays dividends and distributes capital gain, if any, once a year in December and at such other times as necessary. The Fund may pay additional distributions and dividends in order to avoid a federal tax.

MIF Acquiring Fund
The MIF Acquiring Fund generally pays quarterly dividends from its net investment income, if any, and any distributions from net short-term capital gains or from capital. The Fund may distribute the cash received from its investments in MLPs, REITs and similar vehicles even if all or a portion of that cash may represent a return of capital to the Fund. The Fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The Fund may pay additional distributions and dividends in order to avoid a federal tax.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the Funds and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in Fund shares as described above.

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If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in Fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

Please contact your Service Agent or the Funds to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code of 1986, as amended, limits the deductibility of capital losses in certain circumstances.

The following table summarizes the tax status of certain transactions related to the Funds.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by the Funds, if any, may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the Funds as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when a Fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption or exchange of fund shares.

A dividend declared by a Fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

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If a Fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. The Funds’ investment in certain foreign securities, foreign currencies or foreign currency derivatives may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.

REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Internal Revenue Code of 1986, as amended (the “Code”), an entity that qualifies as a REIT for U.S. federal income tax purposes is not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration under the 1940 Act.

The MIF Acquiring Fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships (“QPTPs”) (“the 25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity-focused, such as, for instance, finance-related partnerships. An investment in a royalty trust will be subject to the 25% Limitation if the royalty trust is treated for tax purposes as a QPTP.

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After the end of each year, your Service Agent will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

Tax consequences are not the primary consideration of the Funds in making investment decisions. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Funds.
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Appendix D

 FINANCIAL HIGHLIGHTS
It is anticipated that following the Reorganizations, each Target Fund will be the accounting survivor of its corresponding Acquiring Funds. The following financial highlights tables are intended to help you understand each of the Target Fund’s financial performance for the period shown below. The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions). The information presented in the following tables below except for the semi-annual period ended June 30, 2016 (for the LMOT Target Fund) and March 31, 2016 (for the MIOT Target Fund) has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the annual report, which is available upon request. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

Legg Mason Opportunity Trust

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]
Net asset value, beginning of year	$19.01	$18.92	$17.06	$10.27	$7.30	$11.18
Income (loss) from operations:
Net investment income (loss)	(0.05)	(0.10)	0.03	0.07	0.10	0.06
Net realized and unrealized gain (loss)	(3.76)	0.19	1.83	6.89	2.87	(3.89)
Total income (loss) from operations	(3.81)	0.09	1.86	6.96	2.97	(3.83)
Less distributions from:
Net investment income	—	—	—	(0.17)	—	(0.05)
Total distributions	—	—	—	(0.17)	—	(0.05)
Net asset value, end of period	$15.20	$19.01	$18.92	$17.06	$10.27	$7.30
Total return[4]	(20.04)%	0.48%[5]	10.97%	68.03%	40.68%	(34.40)%
Net assets, end of period (000s)	$202,166	$249,577	$170,661	$130,470	$47,770	$39,312
Ratios to average net assets:
Gross expenses[6]	1.31%[7]	1.19%	1.19%	1.21%	1.31%	1.34%
Net expenses[6]	1.31%[7]	1.19	1.19	1.21	1.31	1.34
Net investment income (loss)	(0.60) [7]	(0.47)	0.18	0.48	1.13	0.61
Portfolio turnover rate	15%[8]	16%	32%	17%	35%	33%

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Appendix D-1

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.42% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized

[8]	Excludes securities delivered as a result of a redemption in-kind.

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Appendix D-2

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares[1]	2016[2]		2015	2014	2013	2012	2011[3]
Net asset value, beginning of year	$18.23		$18.27	$16.61	$10.01	$7.17	$11.02
Income (loss) from operations:
Net investment income (loss)	(0.11)		(0.23)	(0.11)	(0.04)	0.03	(0.01)
Net realized and unrealized gain (loss)	(3.60)		0.19	1.77	6.71	2.81	(3.84)
Total income (loss) from operations	(3.71)		(0.04)	1.66	6.67	2.84	(3.85)
Less distributions from:
Net investment income	—		—	—	(0.07)	—	—
Total distributions	—		—	—	(0.07)	—	—
Net asset value, end of year	$14.52		$18.23	$18.27	$16.61	$10.01	$7.17
Total return[4]	(20.35)%		(0.22)%[5]	9.99%	66.82%	39.61%	(34.94)%
Net assets, end of period (000s)	$594,513		$864,654	$904,354	$893,441	$623,338	$596,963
Ratios to average net assets:
Gross expenses[6]	2.09%[7]		1.95%	1.98%	2.02%	2.08%	2.12%
Net expenses[6]	2.09	[7]	1.95	1.98	2.02	2.08	2.12
Net investment income (loss)	(1.39)	[7]	(1.21)	(0.61)	(0.33)	0.34	(0.15)
Portfolio turnover rate	15%[8]		16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.27)% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Excludes securities delivered as a result of a redemption in-kind.

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Appendix D-3

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class FI Shares[1]	2016[2]		2015	2014	2013	2012	2011[3]
Net asset value, beginning of period	$19.62		$19.54	$17.63	$10.62	$7.55	$11.56
Income (loss) from operations:
Net investment income (loss)	(0.06)		(0.10)	0.02	0.06	0.11	0.06
Net realized and unrealized gain (loss)	(3.87)		0.18	1.89	7.13	2.96	(4.03)
Total income (loss) from operations	(3.93)		0.08	1.91	7.19	3.07	(3.97)
Less distributions from:
Net investment income	—		—	—	(0.18)	—	(0.04)
Total distributions	—		—	—	(0.18)	—	(0.04)
Net asset value, end of period	$15.69		$19.62	$19.54	$17.63	$10.62	$7.55
Total return[4]	(20.03)%		0.41%[5]	10.90%	67.97%	40.66%	(34.47)%
Net assets, end of period (000s)	$24,372		$43,464	$74,096	$105,824	$40,860	$10,953
Ratios to average net assets:
Gross expenses[6]	1.38	[7]	1.22%	1.25%	1.27%	1.40%	1.39%
Net expenses[6]	1.38	[7]	1.22	1.25	1.27	1.40	1.39
Net investment income (loss)	(0.68)	[7]	(0.47)	0.13	0.45	1.19	0.55
Portfolio turnover rate	15%	[8]	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.36% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized

[8]	Excludes securities delivered as a result of a redemption in-kind.

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Appendix D-4

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class R Shares[1]	2016[2]		2015	2014	2013	2012	2011[3]
Net asset value, beginning of period	$19.21		$19.18	$17.37	$10.48	$7.48	$11.47
Income (loss) from operations:
Net investment income (loss)	(0.08)		(0.16)	(0.05)	0.00 [4]	0.06	0.02
Net realized and unrealized gain (loss)	(3.79)		0.19	1.86	7.01	2.94	(4.00)
Total income (loss) from operations	(3.87)		0.03	1.81	7.01	3.00	(3.98)
Less distributions from:
Net investment income	—		—	—	(0.12)	—	(0.01)
Total distributions	—		—	—	(0.12)	—	(0.01)
Net asset value, end of period	$15.34		$19.21	$19.18	$17.37	$10.48	$7.48
Total return[5]	(20.15)%		0.16%[6]	10.42%	67.18%	40.11%	(34.71)%
Net assets, end of period (000s)	$6,304		$7,864	$6,361	$6,041	$3,280	$3,948
Ratios to average net assets:
Gross expenses [7]	1.66%[8]		1.52%	1.64%	1.69%	1.75%	1.74%
Net expenses[7]	1.66	[8]	1.52	1.64	1.69	1.75	1.74
Net investment income (loss)	(0.95)	[8]	(0.80)	(0.27)	0.02	0.68	0.16
Portfolio turnover rate	15%	[9]	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	Amount represents less than $0.005 per share.

[5]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.10% for the year ended December 31, 2015.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized

[9]	Excludes securities delivered as a result of a redemption in-kind.

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Appendix D-5

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares[1]	2016[2]		2015	2014	2013	2012	2011[3]
Net asset value, beginning of period	$20.51		$20.36	$18.31	$11.01	$7.80	$11.94
Income (loss) from operations:
Net investment income (loss)	(0.04)		(0.05)	0.08	0.11	0.14	0.10
Net realized and unrealized gain (loss)	(4.04)		0.20	1.98	7.38	3.07	(4.15)
Total income (loss) from operations	(4.08)		0.15	2.06	7.49	3.21	(4.05)
Less distributions from:
Net investment income	—		—	(0.01)	(0.19)	—	(0.09)
Total distributions	—		—	(0.01)	(0.19)	—	(0.09)
Net asset value, end of period	$16.43		$20.51	$20.36	$18.31	$11.01	$7.80
Total return[4]	(19.89)%		0.74%[5]	11.23%	68.45%	41.15%	(34.15)%
Net assets, end of period (000s)	$333,609		$1,081,646	$1,007,840	$737,849	$282,860	$219,857
Ratios to average net assets:
Gross expenses[6]	1.05%[7]		0.94%	0.94%	0.93%	1.01%	0.99%
Net expenses[6]	1.05	[7]	0.94	0.94	0.93	1.01	0.99
Net investment income (loss)	(0.40)	[7]	(0.21)	0.43	0.75	1.44	0.98
Portfolio turnover rate	15%	[8]	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.69% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized

[8]	Excludes securities delivered as a result of a redemption in-kind.

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Appendix D-6

Miller Income Opportunity Trust

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$7.74	$9.89	$10.00

Income (loss) from operations:
Net investment income	0.29	0.53	0.35
Net realized and unrealized loss	(0.47)	(2.01)	(0.21)
Total income (loss) from operations	(0.18)	(1.48)	0.14

Less distributions from:
Net investment income	(0.34)	(0.53)	(0.25)
Return of capital	—	(0.14)	—
Total distributions	(0.34)	(0.67)	(0.25)

Net asset value, end of period	$7.22	$7.74	$9.89
Total return[4]	(2.36)%	(15.76)%	1.39%

Net assets, end of period (000s)	$9,763	$12,654	$16,531

Ratios to average net assets:
Gross expenses	1.32%[5]	1.34%[6]	1.38%[5]
Net expenses[7,8]	1.25 [5]	1.19 [6]	0.85 [5]
Net investment income	7.89 [5]	5.60	5.91 [5]

Portfolio turnover rate	29%	54%	6%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period February 28, 2014 (inception date) to September 30, 2014.

[4]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]
As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

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Appendix D-7

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares[1]	2016[2]	2015	2014[3]

Net Asset value, beginning of period	$7.74	$9.89	$10.00

Income (loss) from operations:
Net investment income	0.26	0.46	0.31
Net realized and unrealized loss	(0.47)	(2.01)	(0.19)
Total income (loss) from operations	(0.21)	(1.55)	0.12

Less distributions from:
Net investment income	(0.31)	(0.48)	(0.23)
Return of capital	—	(0.12)	—
Total distributions	(0.31)	(0.60)	(0.23)

Net asset value, end of period	$7.22	$7.74	$9.89
Total return[4]	(2.72)%	(16.38)%	1.15%

Net assets, end of period (000s)	$15,691	$16,967	$17,721

Ratios to average net assets:
Gross expenses	2.08%[5]	2.11%[6]	2.09%[5]
Net expenses[7,8]	2.00 [5]	1.93 [6]	1.56 [5]
Net investment income	7.09 [5]	4.91	5.23 [5]

Portfolio turnover rate	29%	54%	6%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period February 28, 2014 (inception date) to September 30, 2014.

[4]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]
As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

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Appendix D-8

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$7.73	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.29	0.53	0.34
Net realized and unrealized loss	(0.47)	(2.02)	(0.22)
Total income (loss) from operations	(0.18)	(1.49)	0.12

Less distributions from:
Net investment income	(0.34)	(0.52)	(0.24)
Return of capital	—	(0.14)	—
Total distributions	(0.34)	(0.66)	(0.24)

Net asset value, end of period	$7.21	$7.73	$9.88
Total return[4]	(2.37)%	(15.84)%	1.16%

Net assets, end of period (000s)	$8	$9	$10

Ratios to average net assets:
Gross expenses	4.46%[5]	7.00%	1.85%[5]
Net expenses[6,7]	1.25 [5]	1.25	1.25 [5]
Net investment income	7.78 [5]	5.57	5.72 [5]

Portfolio turnover rate	29%	54%	6%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period February 28, 2014 (inception date) to September 30, 2014.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]
As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities received as a result of a contribution in-kind.

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Appendix D-9

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$7.73	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.30	0.56	0.35
Net realized and unrealized loss	(0.46)	(2.02)	(0.21)
Total income (loss) from operations	(0.16)	(1.46)	0.14

Less distributions from:
Net investment income	(0.35)	(0.54)	(0.26)
Return of capital	—	(0.15)	—
Total distributions	(0.35)	(0.69)	(0.26)

Net asset value, end of period	$7.22	$7.73	$9.88
Total return[4]	(2.23)%	(15.53)%	1.40%

Net assets, end of period (000s)	$20,255	$21,533	$24,948

Ratios to average net assets:
Gross expenses	1.09%[5]	1.13%[6]	1.07%[5]
Net expenses[7,8]	0.95 [5]	0.91 [6]	0.85 [5]
Net investment income	8.17 [5]	5.92	5.91 [5]

Portfolio turnover rate	29%	54%	6%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period February 28, 2014 (inception date) to September 30, 2014.

[4]
Performance figures, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]
As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

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Appendix D-10

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$7.72	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.30	0.56	0.36
Net realized and unrealized loss	(0.46)	(2.02)	(0.22)
Total income (loss) from operations	(0.16)	(1.46)	0.14

Less distributions from:
Net investment income	(0.35)	(0.55)	(0.26)
Return of capital	—	(0.15)	—
Total distributions	(0.35)	(0.70)	(0.26)

Net asset value, end of period	$7.21	$7.72	$9.88
Total return[4]	(2.05)%	(15.58)%	1.41%

Net assets, end of period (000s)	$36,575	$37,475	$44,294

Ratios to average net assets:
Gross expenses	0.96%[5]	1.00%	1.38%[5]
Net expenses[6,7]	0.85 [5]	0.85	0.82 [5]
Net investment income	8.17 [5]	5.97	6.14 [5]

Portfolio turnover rate	29%	54%	6%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period February 28, 2014 (inception date) to September 30, 2014.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]
As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities received as a result of a contribution in-kind.
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Appendix D-11

Appendix E

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

(Delaware Statutory Trust vs. Maryland Statutory Trust)

The following is only a discussion of certain principal differences between the governing documents for TAP Trust, a Delaware statutory trust, of which the Acquiring Funds are series, and LMIT Trust and LMGT Trust, each a Maryland statutory trust, of which the LMOT and MIOT Target Funds are series, respectively. It is not a complete description of the governing documents for the TAP Trust, LMIT Trust, and/or LMGT Trust.

Organization and Capital Structure.

The TAP Trust is a Delaware statutory trust. A Delaware statutory trust is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The TAP Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees (referred to in this section as “Trustees”).

The Acquiring Funds’ shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the TAP Trust’s Board of Trustees.

The LMIT Trust and LMGT Trust are each a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The LMIT Trust’s and LMGT Trust’s operations are each governed by its Amended and Restated Declaration of Trust (the “MD Declaration”) and its Amended and Restated Bylaws (the “MD Bylaws”), both as they may have been amended from time to time. The business and affairs of the LMIT Trust and/or LMGT Trust are managed under the direction of its Board of Trustees which are identical in composition.

The shares of beneficial interest of the LMOT and MIOT Target Funds have a par value of $0.00001 per share. The MD Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. The series and classes have the rights, preferences, privileges, limitations, restrictions, and other terms set forth in the MD Declaration, or as determined by the LMIT and LMGT Trust’s Board of Trustees from time to time.

Meetings of Shareholders and Voting Rights.

The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, President or Secretary, under certain circumstances. A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting. Neither the DE Declaration nor the DE By-Laws require an Acquiring Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of an Acquiring Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of an Acquiring Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE By-Laws provide that 33 1/3% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting in the election of Trustees.
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Appendix E-1

The quorum requirement under the MD Declaration is 30% of the voting power of the shares entitled to vote. The MD Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the MD Declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The LMIT Trust and LMGT Trust are not required to hold an annual meeting of shareholders, but the LMOT and MIOT Target Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the MD Declaration. The MD Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The DE Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the board may be filled by the remaining Trustees as required by the 1940 Act. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting in the election of Trustees. The Declaration also provides that Trustees may be removed by a vote or written declaration of shareholders holding a majority of the voting power of the Trust.

The MD Declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The MD Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the MD Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees then in office.

Amendments to the Declaration.

The DE Declaration provides that the Trustees are authorized to amend the DE Declaration without the vote of shareholders, but any amendment that increases the personal liability granted in the DE Declaration to shareholders or Trustees of the Trust. Any such action, as well as any repeal or amendment of shall require the affirmative vote or consent of shareholders owning at least 66 2/3% of the outstanding shares entitled to vote thereon.

The MD Declaration provides that the Trustees are authorized to amend the MD Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the MD Declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification, advancement of expenses or insurance provided in the MD Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the MD Declaration prior to the amendment.

Issuance and Redemption of Shares.

Both Declarations provide that the funds may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares in the funds are fully paid and nonassessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.

Each of the funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, shares may be redeemed in connection with the closing of small accounts.

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Appendix E-2

Series and Classes.

Both Declarations provide that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class. Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder Liability.

Consistent with the Delaware Act, the DE Declaration provides that no Acquiring Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

Consistent with the MD Statute, the MD Declaration provides that shareholders are not personally liable for the obligations of the LMOT and MIOT Target Funds and requires the LMOT and MIOT Target Funds to indemnify a shareholder against any loss or expense arising from any such liability. The LMOT and MIOT Target Funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

Liability of Trustees and Officers; Indemnification.

The DE Declaration provides that a Trustee shall be liable to the TAP Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. A Trustee or officer of the TAP Trust, when acting in such capacity, shall not be personally liable to any person other than the TAP Trust or a beneficial owner for any act, omission or obligation of the TAP Trust or any Trustee or officer of the TAP Trust. A Trustee or officer of the TAP Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Each Trustee or officer of the TAP Trust shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

The MD Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the LMIT Trust or LMGT Trust or its shareholders, in connection with the affairs of the LMIT Trust or LMGT Trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the LMIT Trust and LMGT Trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The MD Declaration limits a trustee’s liability to the LMIT Trust and LMGT Trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the LMIT Trust and LMGT Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The MD Declaration requires the LMIT Trust and LMGT Trust to indemnify any persons who are or who have been trustees, officers or employees of the LMIT Trust and LMGT Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
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Appendix E-3

The MD Declaration provides that any trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions/Forum Selection

The DE Declaration is silent with respect to the bringing of derivative actions by shareholders. Section 3816 of the Delaware Act provides for default procedures for the bringing of derivative actions by shareholders. The MD Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the LMOT and MIOT Target Funds or their shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the trustees. The MD Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the MD Declaration. The MD Declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the LMIT Trust and LMGT Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the LMOT and MIOT Target Funds, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the LMIT Trust and LMGT Trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the MD Declaration, the shareholders bringing the action may be responsible for the LMOT and MIOT Target Funds’ costs, including attorneys’ fees.

The MD Declaration further provides that the LMOT and MIOT Target Funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the LMOT and MIOT Target Funds are obligated to pay shall be calculated using reasonable hourly rates. The MD Declaration also requires that actions by shareholders against the LMIT Trust, LMGT Trust, LMOT and MIOT Target Funds, or their respective Trustees or Officers, be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.
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Appendix E-4

PART B
 STATEMENT OF ADDITIONAL INFORMATION
November 21, 2016

TRUST FOR ADVISED PORTFOLIOS
615 East Michigan Street
Milwaukee, Wisconsin  53202

This Statement of Additional Information dated November 21, 2016 (“SAI”) relates to the proposed reorganization of the Legg Mason Opportunity Trust (“LMOT Target Fund”), a series of the Legg Mason Investment Trust, a Maryland statutory trust (the “LMIT Trust”), and of the Miller Income Opportunity Trust (“MIOT Target Fund,” together with the LMOT Target Fund, the “Target Funds”), a series of the Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “LMGT Trust”), into corresponding newly organized series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”) (each a “Reorganization” and collectively, the “Reorganizations”).

This SAI sets forth information that may be of interest to shareholders relating to each Reorganization, but which is not included in the Combined Proxy Statement and Prospectus, dated November 21, 2016 (the “Proxy Statement”), of the Target Funds. As described in the Proxy Statement, a Reorganization would involve the transfer of all of the assets and liabilities of each Target Fund in exchange for shares of the corresponding Acquiring Fund.  Each Target Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete termination of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement which may be obtained from the Legg Mason Funds, by writing or calling Legg Mason at the address and telephone number shown above.  This SAI should be read in conjunction with such Proxy Statement.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statements of Additional Information of the Target Funds, other material incorporated by reference and other information regarding the Target Funds.

You should rely only on the information contained in this SAI and the Proxy Statement.  TAP Trust has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

•
The Statement of Additional Information for the LMOT Target Fund dated May 1, 2016, is incorporated by reference to Post-Effective Amendment No. 9 to the LMIT Trust’s Registration Statement on Form N‑1A (File No. 811‑22670), filed with the SEC on April 22, 2016.

•
The Statement of Additional Information for the MIOT Target Fund dated February 1, 2016, is incorporated by reference to Post-Effective Amendment No. 116 to the LMGT Trust’s Registration Statement on Form N‑1A (File No. 811‑22338), filed with the SEC on January 22, 2016.

•
The audited financial statements and the management discussion of fund performance of the LMOT Target Fund dated December 31, 2015, are incorporated by reference to the Annual Report of the LMOT Target Fund for the fiscal year ended December 31, 2015, filed on Form N‑CSR (File No. 811‑22670) with the SEC on February 24, 2016.

•
The unaudited financial statements of the LMOT Target Fund dated June 30, 2016 are incorporated by reference to the Semi-Annual Report of the LMOT Target Fund for the six-month period ended June 30, 2016, filed on Form N-CSRS Form N-CSRS (File No. 811‑22670) with the SEC on  August 24, 2016.

•
The audited financial statements and the management discussion of fund performance of the MIOT Target Fund dated September 30, 2015, are incorporated by reference to the Annual Report of the MIOT Target Fund for the fiscal year ended September 30, 2015, filed on Form N‑CSR (File No. 811‑22338) with the SEC on November 24, 2015.

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The unaudited financial statements of the MIOT Target Fund dated March 31, 2016, are incorporated by reference to the Semi-Annual Report of the MIOT Target Fund for the six-month period ended March 31, 2016, filed on Form N-CSRS (File No. 811-22338) with the SEC on May 26, 2016.

The Acquiring Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the respective Target Funds.  For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein.  The terms “Fund” and “Funds,” as used in this SAI, refer to the Acquiring Funds.

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No person has been authorized to give any information or to make any representations not contained in the Proxy Statement or this SAI in connection with the offerings made by the Proxy Statement and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its Distributor. The Proxy Statement and this SAI do not constitute offerings by a Fund or by the Distributor in any jurisdiction in which such offerings may not lawfully be made.

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The Trust

Trust for Advised Portfolios (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between March 5, 2013 and January 1, 2014, the Trust was named “Ziegler Capital Management Investment Trust.”  Between August 1, 2011 and March 4, 2013, the Trust was named “Ziegler Lotsoff Capital Management Investment Trust.”  Prior to August 1, 2011, the Trust was named “Lotsoff Capital Management Investment Trust.”

This SAI relates only to the Miller Opportunity Trust and Miller Income Fund. Each Fund is a series of the Trust.

The Miller Opportunity Trust will commence operations on February 27, 2017 as a successor to the Legg Mason Opportunity Trust, a series of Legg Mason Investment Trust, a Maryland statutory trust. Prior to April 30, 2012, when the Fund was redomiciled as a series of Legg Mason Investment Trust, the Fund was a series of Legg Mason Investment Trust, Inc. which was an open-end management investment company established as a Maryland corporation. For the period from October 5, 2009 through May 10, 2013, the Fund was known as Legg Mason Capital Management Investment Trust.

The Miller Income Fund will commence operations on February 27, 2017 as a successor to the Miller Income Opportunity Trust, a series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

The discussion below supplements information contained in the Funds’ Proxy Statement as to the investment policies and risks of the Funds.

Miller Opportunity Trust – Investment Objective and Policies

The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Proxy Statement.

The Fund’s investment objective is to seek long-term growth of capital. This investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.

Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

The Fund’s fundamental policies are as follows:

1.          Borrowing: The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

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2.          Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

3.          Loans: The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.          Senior Securities: The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

5.          Real Estate: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.          Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities; and

7.          Concentration: The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. As discussed below in the “Senior Securities” section, the 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The Fund will monitor the level of borrowing in its portfolio and will make necessary adjustments on an ongoing basis. If, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity;

The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. In addition, the SEC staff has said it will not raise senior security concerns with respect to the obligations created by certain derivatives and other instruments if the Fund segregates assets sufficient to cover those obligations or otherwise offsets them. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of the Fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

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The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the Fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

Unless otherwise stated, the Fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the Fund currently observes:

1.          Borrowing: The Fund may not borrow money for investment purposes except from banks in an amount not exceeding 10% of the Fund’s net assets. The Fund may not borrow money from a non-bank except for temporary borrowings, including borrowings to facilitate shareholder redemptions, in an amount not exceeding 5% of the Fund’s total assets. Temporary borrowings are not considered to be for investment purposes and are not subject to the Fund’s 10% limitation. Compliance with these percentage limits is measured as of the time of the borrowing.

2.          Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund monitors the portion of the Fund’s total assets that are invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

3.          Margin Purchases: The Fund may not buy securities on “margin,” except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; nothing in this limitation is intended to limit the extent to which the Fund may utilize bank borrowings for investment purposes.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Proxy Statement or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation, unless otherwise noted above. An investment will be deemed to have been made at the time the Fund enters into a binding commitment to complete the investment.

Miller Opportunity Trust – Investment Strategies and Risks

Non-Diversification
The Fund is non-diversified under the 1940 Act, which means that there is no restriction as to how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities) of more than 25% of the value of the Fund’s total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

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The Fund may employ several investment strategies, each of which is subject to certain risks, as discussed below:

Illiquid Investments and Restricted Securities
The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the Adviser determines that the value of illiquid securities held by a Fund exceeds 15% of the Fund’s net assets, the Adviser will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; a Fund may, however, hold any such investments for a substantial period of time.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Senior Securities
The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the Fund at the time the borrowing is made, are not deemed to be an issuance of a senior security. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).

The Fund may utilize various investment techniques that may give rise to an obligation of the Fund to make a future payment. The SEC has stated it would not raise senior security concerns with regard to certain such investments, provided the Fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.

Equity Investments
The Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”). Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

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Foreign Securities
The Fund may invest in the securities of foreign issuers, foreign currencies and securities of U.S. issuers with substantial foreign operations (collectively, “foreign investments”). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return can be earned thereon. The inability of the Fund to make intended investments due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser. Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

Since the Fund may invest in securities denominated in currencies other than the U.S. dollar and since the Fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the Fund’s shares, and may also affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, the Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

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Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market country, the Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe—Recent Events. At a referendum in June 2016, the United Kingdom (the UK) voted to leave the European Union. It is expected that the UK will invoke article 50 of the Lisbon Treaty to withdraw from the European Union in due course, however there is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit”. It is expected that the UK’s exit from the European Union will take place within two years of the UK notifying the European Council that it intends to withdraw from the EU. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments.

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A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Some European governments and banks have required assistance from the governments of other countries, and more such assistance may be required in the future; it may be politically difficult for the governments providing such assistance to continue to do so, which could result in further instability. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Foreign Currency Exposure
The Fund may invest in securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may impact the Fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation and other economic and financial conditions affecting the world economy. The Fund may also be affected favorably or unfavorably by exchange control regulations.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value (“NAV”) and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which the Fund invests without regard to the effect such fluctuations have on income received or gains realized by the Fund. Given the level of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

Debt Securities
The Fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations. Shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

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Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

The Fund may purchase debt securities from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The Fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The Fund may also invest without limit in unrated securities.

Generally, debt securities rated below BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”), below Baa by Moody’s Investors Service, Inc. (“Moody’s”), and unrated securities of comparable quality, are considered below investment grade, but offer a higher current yield than that provided by higher grade issues, but also involve higher risks. S&P, Moody’s and Fitch are collectively recognized by the Adviser as Nationally Recognized Statistical Rating Organizations (“NRSRO”). Such securities are commonly referred to as “junk bonds.” Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. Debt securities rated C by Moody’s, S&P or Fitch are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer’s capital structure than do equity securities. The ratings of S&P, Moody’s and Fitch represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody’s, S&P and Fitch is included in Appendix A.

The adviser considers bonds to be below investment grade if they are rated below Baa/BBB by all three NRSROs, or unrated securities determined by the adviser to be of comparable quality. The adviser will consider a security’s quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the fund may purchase a security with the lowest rating.

In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Adviser to determine, to the extent possible, that the planned investment is sound.

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If an investment grade security purchased by the Fund is subsequently given a rating below investment grade, the Adviser will consider that fact in determining whether to retain that security in the Fund’s portfolio, but is not required to dispose of it.

Risks of lower-rated securities. A lower-rated debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a debt security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective because, for example, the Fund may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of lower-rated securities.

At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Board believes accurately reflects fair value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities without adversely affecting the market price, or may be able to sell the securities only at prices lower than if such securities were widely traded.

When-Issued Securities
The Fund may enter into commitments to purchase securities on a when-issued basis. When the Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the Fund until they are delivered. Use of this practice could have a leveraging effect on the fund.

When the Fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities, in an amount at least equal in value to the fund’s commitments to purchase when-issued securities.

The Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Preferred Stock
The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

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Warrants and Rights
The Fund may purchase warrants and rights. Warrants or rights may be acquired separately, or as part of a unit or attached to securities at the time of purchase, and may be deemed to be with or without value. Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants and rights basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants and rights differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value. If a convertible security held by the Fund is called for redemption, the Fund will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or (3) sell it to a third party.

Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the Adviser. Moody’s describes securities rated “Ba” as having speculative elements and subject to substantial credit risk.

If a convertible security held by the fund is called for redemption, the Fund will be required to convert or exchange it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its objective.

Asset-Backed and Mortgage-Related Securities
Asset-Backed Securities (“ABS”) and Mortgage-Related and Mortgage-Backed Securities (“MBS”)
The Fund may purchase asset-backed, mortgage-related and MBS. MBS, including collateralized mortgage obligations (“CMOs”) and certain stripped MBS, represent a participation in, or are secured by, mortgage loans. ABS are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or MBS depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. Each Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting ABS is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

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Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the expected rate of return.

Adjustable rate mortgage securities (“ARMs”), like traditional MBS, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate MBS, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Funds may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and ABS are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and ABS may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and ABS will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

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Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, MBS backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other ABS (including in particular the risks of issuer default and of early prepayment) are generally similar to those described for CMOs. In addition, because ABS generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, ABS present certain additional risks that are not present with MBS. The ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

ABS may be collateralized by the fees earned by service providers. The values of ABS may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of each Fund’s concentration policy, ABS (a) do not represent interests in any particular “industry”; and (b) will be classified in a consistent manner deemed reasonable by the Fund.

Loans
Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s NAV. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s NAV. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s NAV. Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its NAV. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

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When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments.

Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its NAV.

Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Stripped Securities
The Fund may invest in stripped securities. Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as “IOs” and “POs”) and selling each piece separately. Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Zero Coupon Bonds
Corporate debt securities and municipal obligations include so-called “zero coupon” bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. The value of these types of bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. These types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though these type of bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

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Securities of Other Investment Companies
The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds (including, business development companies), unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs and expenses for the Fund. If the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company, including a business development company, may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV  of the Fund’s assets. Business development companies are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising.

The Fund may also invest in the securities of private investment companies, including “hedge funds” and “private equity funds,” subject to the Fund’s non-fundamental policy prohibiting it from purchasing or otherwise acquiring such securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. As with investments in other investment companies, if the Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically will have to be determined under policies approved by the Board.

The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in certain exchange-traded funds or money market funds.

The Fund will invest in the securities of other investment companies, including private investment companies, when, in the Adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds (“ETFs”)
The Fund may invest in the securities of ETFs. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF.

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Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the Fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Real Estate Investment Trusts (“REITs”)
The Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. An entity qualifying as a REIT under the Code generally is not subject to U.S. federal income tax on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While the Fund will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to maintain their exemptions from registration under the 1940 Act and REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain “special purpose” REITs in which the fund invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

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It is not uncommon for REITs, after the end of their taxable years, to change the characterization of the net income and gains they have distributed during the preceding year. If this happens, the Fund could be required to issue revised notices to its shareholders changing the character of the fund’s distributions.

The Fund may invest wholly or partially in REITs by investing in exchange-traded funds (“ETFs”) that invest in REITs.

Short Sales
A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer delivers the security, on behalf of the Fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker/dealer the security sold short. In addition, the Fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

The Fund may also enter into a short position through a short derivative position using a futures contract or swap agreement. Using this investment technique subjects the Fund to the same risks and cover requirements as short sales.

The Fund must segregate an amount of cash or liquid securities with its custodian equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). To the extent that the liquid securities segregated by its custodian or deposited as collateral with the broker are subject to gains or loss, while the securities sold short are also being subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the Fund in this respect will normally be comprised of portfolio securities that are subject to gains or losses and, accordingly, when the Fund executes short sales leverage will normally be created.

The Fund is said to have a short position in the securities sold until it delivers to the broker/dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

The Fund may also hold short positions “against the box,” meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short positions “against the box” result in a “constructive sale” and require the Fund to recognize any gain unless an exception to the constructive sale rule applies.

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The Fund’s ability to engage in short sales may be impaired by temporary prohibitions on short selling that may be imposed by domestic and/or foreign government regulators.

Financial Instruments
General. The Fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The Fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Proxy Statement, this SAI or by applicable law, the Fund may purchase and sell any type of Financial Instrument. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the Fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the Adviser develops new techniques, as regulatory authorities change the types of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Proxy Statement or this discussion indicates that the Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, the use of Financial Instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•
Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the Adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or, currency or other instrument or measure. Even if the Adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•
The Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the Fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. In addition, the Fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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•
The Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the Fund continues to be subject to investment risk on the Financial Instrument. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•
Certain Financial Instruments transactions may have a leveraging effect on the Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund.

•
Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

•
In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the Fund might have been in a better position had it not attempted to hedge at all.

•
Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

•
Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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•
Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

•
Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•
Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•
Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

Financial Instruments and Hedging. The Fund may use Financial Instruments for hedging purposes. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

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1)          Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

2)          When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3)          If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because its adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

4)          As described below, the Fund might be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

5)          The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the fund’s books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

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Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets for cover or segregation could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options
A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as the result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

The Fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written. The Fund would enter into a short straddle when the Adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

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Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the Fund could leave the Fund unable to prevent material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under “Illiquid Investments and Restricted Securities.”

European-style options are only exercisable immediately prior to their expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

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Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts and Options on Futures Contracts
A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio. If the Adviser wishes to shorten the average duration of the Fund’s fixed income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Adviser wishes to lengthen the average duration of the Fund’s fixed income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.

Initial margin with respect to a futures or option on futures contract is the amount of assets that must be deposited by the fund with, or for the benefit of, a futures commission merchant to initiate the fund’s futures or option positions. Initial margin is the margin deposit made by the fund when it enters into a futures or option contract; it is intended to assure performance of the contract by the fund. If the value of the fund’s account declines by a specified amount, the fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level. This is sometimes referred to as “variation margin.” Subsequent “variation margin” payments are made to and from the futures commission merchant as the value of the account varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a settlement of the fund’s obligations to or from a futures commission merchant. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options Thereon. Successful use of futures contracts and related options depends upon the ability of the Adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as resulting from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.

The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period.

Index Futures. The Fund may invest in index futures to attempt to increase its return or to attempt to hedge its investments. When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

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Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Additional Risks of Financial Instruments Traded on Foreign Exchanges
Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Commodity Exchange Act
The Adviser, on behalf of the Fund, has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Repurchase Agreements
When cash is temporarily available, or for temporary defensive purposes, the Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Fund will enter into repurchase agreements only with financial institutions determined by the Adviser to present minimal risk of default during the term of the agreement.

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Repurchase agreements are usually for a term of one week or less but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Leverage
In accordance with its fundamental and non-fundamental policies, the Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest and other costs of borrowing, the NAV of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost of borrowings, or if there are losses, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. To reduce its borrowing, the Fund might be required to sell securities at a disadvantageous time. The Fund will incur interest expense on any money borrowed, and the Fund may therefore have little or no investment income during periods of substantial borrowings. The Fund will leverage its assets when, in the Adviser’s judgment, the potential benefits of the borrowing outweigh the risk and expense of the borrowing.

Redemption Risk
Investments by Other Funds and by Other Significant Investors. Certain investment companies may invest in the Fund and may at times have substantial investments in the Fund. Other investors also may at times have substantial investments in the Fund. From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by a Fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of Fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a Fund or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares.

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cyber Security Risk
Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Fund to invest in securities other than those listed here and in the Proxy Statement, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.
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Miller Income Fund – Investment Objective and Policies

The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Proxy Statement.

The Fund’s objective is to seek a high level of income while maintaining the potential for growth. The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval and upon notice to shareholders.

Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

The Fund’s fundamental policies are as follows:

1.          Borrowing: The Fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2.          Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

3.          Loans: The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program or, for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.          Senior Securities: The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

5.          Real Estate: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.          Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities; and

7.          Concentration: The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

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With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to an amount equal to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The Fund will monitor the level of borrowing in its portfolio and will make necessary adjustments. If, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity;

The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. In addition, the SEC staff has said it will not raise senior security concerns with respect to the obligations created by certain derivatives and other instruments if the Fund segregates assets sufficient to cover those obligations or otherwise offsets them. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of the fundamental limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

Unless otherwise stated, the Fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the Fund currently observes:

1.          Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund monitors the portion of the Fund’s total assets that are invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

2.          Margin Purchases: The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Proxy Statement or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation.

An investment will be deemed to have been made at the time the Fund enters into a binding commitment to complete the investment.

Miller Income Fund – Investment Strategies and Risks

Non-Diversification
The Fund is non-diversified under the 1940 Act, which means that there is no restriction as to how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities) of more than 25% of the value of the Fund’s total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

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Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

The Fund may employ several investment strategies, each of which is subject to certain risks, as discussed below:

Equity Securities
General. Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which the fund invests and the risk that the fund may experience a substantial or complete loss on an individual stock.

Common Stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Trust Preferred Securities. The Fund may invest in trust preferred securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividend payments for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Debt Securities
The Fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations. Shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

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Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

The Fund may purchase debt securities from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The Fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The Fund may also invest without limit in unrated securities.

Generally, debt securities rated below BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”), below Baa by Moody’s Investors Service, Inc. (“Moody’s”), and unrated securities of comparable quality, are considered below investment grade, but offer a higher current yield than that provided by higher grade issues, but also involve higher risks. S&P, Moody’s and Fitch are collectively recognized by the Adviser as Nationally Recognized Statistical Rating Organizations (“NRSRO”). Such securities are commonly referred to as “junk bonds.” Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. Debt securities rated C by Moody’s, S&P or Fitch are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer’s capital structure than do equity securities. The ratings of S&P, Moody’s and Fitch represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody’s, S&P and Fitch is included in Appendix A.

The Adviser considers bonds to be below investment grade if they are rated below Baa/BBB by all three NRSROs, or unrated securities determined by the adviser to be of comparable quality. The Adviser will consider a security’s quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the Fund may purchase a security with the lowest rating.

In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Adviser to determine, to the extent possible, that the planned investment is sound.

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If an investment grade security purchased by the Fund is subsequently given a rating below investment grade, the Adviser will consider that fact in determining whether to retain that security in the Fund’s portfolio, but is not required to dispose of it.

Risks of lower-rated securities. A lower-rated debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a debt security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective because, for example, the Fund may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of lower-rated securities.

At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Board believes accurately reflects fair value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities without adversely affecting the market price, or may be able to sell the securities only at prices lower than if such securities were widely traded.

Short-Term Corporate Debt Securities and Short-Term Instruments
Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business and statutory trusts, in order to finance their short-term credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

The Fund also may invest in commercial paper issued in bearer form by banks or bank holding companies and finance companies. The Fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The Fund may or may not regard such securities as illiquid, depending on the circumstances of each case.

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Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the Fund will generally assume positions considerably in excess of the insurance limits.

The Fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the fund. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Real Estate Investment Trusts (“REITs”)
The Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. An entity qualifying as a REIT under the Code generally is not subject to U.S. federal income tax on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While the Fund will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to maintain their exemptions from registration under the 1940 Act and REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain “special purpose” REITs in which the fund invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

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It is not uncommon for REITs, after the end of their taxable years, to change the characterization of the net income and gains they have distributed during the preceding year. If this happens, the Fund could be required to issue revised notices to its shareholders changing the character of the fund’s distributions.

The Fund may invest wholly or partially in REITs by investing in exchange-traded funds (“ETFs”) that invest in REITs.

U.S. Government Obligations and Related Securities
U.S. Government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the Government National Mortgage Association (“GNMA”) and Small Business Administration are backed by the “full faith and credit” of the U.S. Government. Other U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. In the case of securities not backed by the “full faith and credit” of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. Government itself if the agency or instrumentality does not meet its commitments.

Participation interests in U.S. Government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter (“OTC”) market.

The Fund may invest in U.S. Government obligations and related participation interests. In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”). Custodial receipts generally are not considered obligations of the U.S. Government for purposes of securities laws. Generally, the Fund will consider all interest-only or principal-only (See “Mortgage-Related Securities” below) fixed income securities as illiquid.

Municipal Obligations
Shareholders should note that, although interest paid on municipal obligations is generally exempt from regular federal income tax, the Fund will not hold municipal obligations in sufficient quantities to qualify to pay exempt-interest dividends. As a result, distributions by the Fund to its shareholders will be treated for federal income tax purposes as ordinary dividends without regard to the character in the hands of the fund of any interest that it receives on municipal obligations.

Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.

Many municipalities currently have significant underfunded pension liabilities during a time when municipal tax bases are shrinking. These liabilities could result in the insolvency of the municipality and its inability to pay its municipal bond obligations. Some municipalities are issuing pension obligation bonds to cover shortfalls in their employee pension funds as an alternative to raising taxes. If the underlying pension fund underperforms, the pension obligation bonds may create additional costs for taxpayers, put retirement funds in jeopardy, or force municipalities into bankruptcy.

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The municipal obligations in which the Fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the Fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided pro rata interest in the total amount of the obligation.

Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase contracts or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If a governmental user were to invoke a non-appropriation clause, the security could lose much or all of its value or could be paid in ways that do not entitle the holder to a tax exemption on the payments.

In determining the liquidity of a municipal lease obligation, the Fund will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. The Fund’s investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the Adviser determines, pursuant to guidelines established by the Board that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the security.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and state and local income taxes and, in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the Fund nor the Adviser will independently review the basis for such opinions.

The U.S. Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If any such proposals were enacted, the availability of municipal obligations for investment by the fund and the value of the municipal obligations in its portfolio could be adversely affected.

The municipal obligations in which the Fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland U.S. entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the fund.

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On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth will be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. In early August 2015, Puerto Rico failed to pay certain debts. The Commonwealth undertook extraordinary measures to avoid an additional default on December 1, 2015. However, the Governor explained on that day that unless its debt is restructured Puerto Rico would be unable to pay its obligations in January 2016. On January 4, 2016, Puerto Rico defaulted on approximately $174 million of debt payments. If issuers of Puerto Rico municipal securities held by the Fund default on their obligations, the Fund may lose the value of those investments.

Sovereign Government and Supranational Debt
The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank.

Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject.

Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Public reaction against such measures in the recipient country may impede implementation. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the severing debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.

The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.

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The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Adviser endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

The Fund may invest in debt securities issued by supranational entities. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value. If a convertible security held by the Fund is called for redemption, the Fund will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or (3) sell it to a third party.

Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the Adviser.

Short Sales
A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer delivers the security, on behalf of the Fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker/dealer the security sold short. In addition, the Fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

The Fund may also enter into a short position through a short derivative position using a futures contract or swap agreement. Using this investment technique subjects the Fund to the same risks and cover requirements as short sales.

The Fund must segregate an amount of cash or liquid securities with its custodian equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). To the extent that the liquid securities segregated by its custodian or deposited as collateral with the broker are subject to gains or loss, while the securities sold short are also being subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the Fund in this respect will normally be comprised of portfolio securities that are subject to gains or losses and, accordingly, when the Fund executes short sales leverage will normally be created.

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The Fund is said to have a short position in the securities sold until it delivers to the broker/dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

The Fund may also hold short positions “against the box,” meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short positions “against the box” result in a “constructive sale” and require the Fund to recognize any gain unless an exception to the constructive sale rule applies.

The Fund’s ability to engage in short sales may be impaired by temporary prohibitions on short selling that may be imposed by domestic and/or foreign government regulators.

Asset-Backed Securities (“ABS”) and Mortgage-Related and Mortgage-Backed Securities (“MBS”)
The Fund may purchase asset-backed, mortgage-related and MBS. MBS, including collateralized mortgage obligations (“CMOs”) and certain stripped MBS, represent a participation in, or are secured by, mortgage loans. ABS are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or MBS depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. Each Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting ABS is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the expected rate of return.

Adjustable rate mortgage securities (“ARMs”), like traditional MBS, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate MBS, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

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The Funds may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and ABS are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and ABS may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and ABS will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, MBS backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other ABS (including in particular the risks of issuer default and of early prepayment) are generally similar to those described for CMOs. In addition, because ABS generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, ABS present certain additional risks that are not present with MBS. The ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

ABS may be collateralized by the fees earned by service providers. The values of ABS may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of each Fund’s concentration policy, ABS (a) do not represent interests in any particular “industry”; and (b) will be classified in a consistent manner deemed reasonable by the Fund.

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Equipment Trust Certificates (“ETCs”)
The Fund may invest in ETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to the trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of ETCs. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to the potential decline in the value of the equipment that serves as collateral for the issue. Holders of ETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default on the payment of principal and interest on the certificates.

Forward Commitments
The Fund may enter into commitments to purchase U.S. Government securities or other securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. The Fund may sell the securities subject to a forward commitment purchase, which may result in a gain or a loss. When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

The Fund will maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the Fund’s forward commitment transactions. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of segregated securities, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

The Fund may sell the securities underlying a when-issued or delayed delivery commitment, which may result in capital gains or losses.

TBA Purchase Commitments. TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and the fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Firm Commitments. Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.

Stand-by Commitments. A stand-by commitment involves the purchase of securities by the Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide the Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.

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Illiquid Investments and Restricted Securities
The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the Adviser determines that the value of illiquid securities held by a Fund exceeds 15% of the Fund’s net assets, the Adviser will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; a Fund may, however, hold any such investments for a substantial period of time.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Senior Securities
The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the Fund at the time the borrowing is made, are not deemed to be an issuance of a senior security. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowing, provided that in the event the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).

There are various investment techniques that may give rise to an obligation of the Fund to make a future payment, about which the SEC has stated it would not raise senior security concerns, provided the Fund complies with SEC guidance regarding cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions and repurchase agreements.

Securities of Other Investment Companies
The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds (including, business development companies), unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

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In addition, investing in the securities of other investment companies involves certain other risks, costs and expenses for the Fund. If the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company, including a business development company, may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV  of the Fund’s assets. Business development companies are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising.

The Fund may also invest in the securities of private investment companies, including “hedge funds” and “private equity funds,” subject to the Fund’s non-fundamental policy prohibiting it from purchasing or otherwise acquiring such securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. As with investments in other investment companies, if the Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically will have to be determined under policies approved by the Board.

The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in certain exchange-traded funds or money market funds.

The Fund will invest in the securities of other investment companies, including private investment companies, when, in the Adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds (“ETFs”)
The Fund may invest in the securities of ETFs. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the Fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Foreign Securities
The Fund may invest in the securities of foreign issuers, foreign currencies and securities of U.S. issuers with substantial foreign operations (collectively, “foreign investments”). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return can be earned thereon. The inability of the Fund to make intended investments due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser. Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

Since the Fund may invest in securities denominated in currencies other than the U.S. dollar and since the Fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the Fund’s shares, and may also affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

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To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, the Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market country, the Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

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Europe—Recent Events. At a referendum in June 2016, the United Kingdom (the UK) voted to leave the European Union. It is expected that the UK will invoke article 50 of the Lisbon Treaty to withdraw from the European Union in due course, however there is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit”. It is expected that the UK’s exit from the European Union will take place within two years of the UK notifying the European Council that it intends to withdraw from the EU. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Some European governments and banks have required assistance from the governments of other countries, and more such assistance may be required in the future; it may be politically difficult for the governments providing such assistance to continue to do so, which could result in further instability. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Foreign Currency Exposure
The Fund, under normal circumstances, may invest in foreign currencies and in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may impact the Fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation and other economic and financial conditions affecting the world economy.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which the Fund invests without regard to the effect such fluctuations have on income received or gains realized by the fund. Given the level of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

Foreign Currency Exchange-Related Securities and Warrants
Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

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Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Zero Coupon, Pay-In-Kind and Deferred Interest Bonds
Corporate debt securities and municipal obligations include so-called “zero coupon” bonds, “pay-in-kind” bonds and “deferred interest” bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The value of these types of bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. These types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the Fund’s net asset value per share, in accordance with the Fund’s valuation policies.

Warrants or Rights
The Fund may purchase warrants and rights. Warrants or rights may be acquired separately, or as part of a unit or attached to securities at the time of purchase, and may be deemed to be with or without value. Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants and rights basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants and rights differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

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Indexed Securities
The Fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the fund. The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying instruments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

Inflation-Indexed Securities
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. The Fund may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

The values of inflation-indexed fixed income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. The principal value of inflation-indexed securities declines in periods of deflation, and holder of such securities may experience a loss. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. The Fund may invest in inflation-related bonds which do not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

Any increase in principal value caused by an increase in the index the inflation-indexed securities is tied to is taxable in the year the increase occurs, even though the Fund will not receive the adjusted principal amount until the bond matures. Thus, the Fund could be required to sell other securities to pay taxes on this unrealized income, including when it is not advantageous to do so. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

U.S. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for TIPS, even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the fund is subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.

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Repurchase Agreements
When cash is temporarily available, or for temporary defensive purposes, the Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Fund will enter into repurchase agreements only with financial institutions determined by the Adviser to present minimal risk of default during the term of the agreement.

Repurchase agreements are usually for a term of one week or less but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Proxy Statement or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio managers in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the co-portfolio managers’ strategy and result in lower Fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of Fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

The Fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

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Dollar Rolls
The Fund may enter into dollar roll transactions in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to invest the proceeds of the securities sold.

When the Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party (in the case of a reverse repurchase agreement) the securities purchased for future delivery (in the case of a dollar roll) or the securities in which the proceeds are invested (in either case) would affect the market value of the fund’s assets. As a result, such transactions could increase fluctuation in the fund’s NAV. If the Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield.

To avoid potential leveraging effects of dollar rolls, the Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the dollar rolls.

Leverage
In accordance with its fundamental and non-fundamental policies, the Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest and other costs of borrowing, the NAV of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost of borrowings, or if there are losses, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. To reduce its borrowing, the Fund might be required to sell securities at a disadvantageous time. The Fund will incur interest expense on any money borrowed, and the Fund may therefore have little or no investment income during periods of substantial borrowings. The Fund will leverage its assets when, in the Adviser’s judgment, the potential benefits of the borrowing outweigh the risk and expense of the borrowing.

Loan Participations and Assignment
The Fund may invest in loans. Loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, however the Fund may have difficulty enforcing these rights. Loans may not be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, there is a possibility that the Fund will become the owner of its pro rata share of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender. Some loans are unsecured. If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower. The Fund may have difficulty disposing of loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Financial Instruments
General. The Fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The Fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Proxy Statement, this SAI or by applicable law, the Fund may purchase and sell any type of Financial Instrument. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

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The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the Fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the Adviser develops new techniques, as regulatory authorities change the types of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Proxy Statement or this discussion indicates that the Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, the use of Financial Instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•
Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the Adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or, currency or other instrument or measure. Even if the Adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•
The Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the Fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. In addition, the Fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the Fund continues to be subject to investment risk on the Financial Instrument. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•
Certain Financial Instruments transactions may have a leveraging effect on the Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund.

•
Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the Fund might have been in a better position had it not attempted to hedge at all.

•
Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

•
Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•
Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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•
Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•
Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•
Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

Financial Instruments and Hedging. The Fund may use Financial Instruments for hedging purposes. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

1)          Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

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2)          When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3)          If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because its adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

4)          As described below, the Fund might be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

5)          The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the fund’s books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets for cover or segregation could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Options
A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as the result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

The Fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written. The Fund would enter into a short straddle when the Adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

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The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the Fund could leave the Fund unable to prevent material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under “Illiquid Investments and Restricted Securities.”

European-style options are only exercisable immediately prior to their expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

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If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts and Options on Futures Contracts
A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio. If the Adviser wishes to shorten the average duration of the Fund’s fixed income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Adviser wishes to lengthen the average duration of the Fund’s fixed income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.

Initial margin with respect to a futures or option on futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant to initiate the Fund’s futures or option positions. Initial margin is the margin deposit made by the Fund when it enters into a futures or option contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level. This is sometimes referred to as “variation margin.” Subsequent “variation margin” payments are made to and from the futures commission merchant as the value of the account varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options Thereon. Successful use of futures contracts and related options depends upon the ability of the Adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as resulting from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.

The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period.

Index Futures. The Fund may invest in index futures to attempt to increase its return or to attempt to hedge its investments. When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

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Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Additional Risks of Financial Instruments Traded on Foreign Exchanges
Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Foreign Currency Investments – Special Considerations
The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward currency contracts and swap agreements, as described below, to attempt to increase the Fund’s return or to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield. The Fund may also use such investments to attempt to establish a short position or to access a market that is more difficult to access with other types of investments, such as bonds or currency.

Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. The Fund may, however, determine not to hedge particular risks, and the Fund may be completely unhedged at any point in time.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

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Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts
The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar.

The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

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Successful use of forward currency contracts depends on an adviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. There is no assurance that the Adviser’s use of forward currency contracts will be advantageous to the Fund or that the Adviser will hedge at an appropriate time.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the parties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

Foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes according to a Treasury Department determination. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with foreign exchange forwards. In addition, if a foreign exchange forward were to be listed and traded on or subject to the rules of a designated contract market or swap execution facility, or cleared by a derivatives clearing organization, the antifraud and antimanipulation prohibitions of the Dodd-Frank Act would apply to such transactions. NDFs are classified as swaps and are therefore subject to the full panoply of regulations under the Dodd-Frank Act.

Combined Positions
The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Turnover
The Fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. Variations in the Fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

Structured Notes and Indexed Securities
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Swaps, Caps, Floors and Collars
The Fund may enter into swaps, caps, floors and collars to attempt to increase or preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by the Adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

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As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of swap transactions.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. Such covered obligations are not considered senior securities under the 1940 Act and, accordingly, the Fund and Adviser will not treat them as being subject to the Fund’s restrictions on borrowing or senior securities.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of an underlying asset increases, but receive payments from the other party if the value of that instrument decreases. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Inflation Swaps. Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swaps can be designated as zero coupon, whereby both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in credit default swap index products that provide exposure to multiple credit default swaps. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risk with investments in credit default swaps discussed above.

Commodity Exchange Act
The Adviser, on behalf of the Fund, has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, the Adviser is not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

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Master Limited Partnerships (“MLPs”)
The Fund may invest in MLPs, which are limited partnerships (or similar entities) that are operated by one or more general partners. Limited partners own the remainder of the partnership through limited partnership interests (often referred to as “common units”) and have a limited role in the partnership’s operations and management. Common units generally are registered with the SEC and are publicly traded on U.S. securities exchanges or in the OTC market, and their value generally fluctuates based on prevailing market conditions and the success of the MLP. When investing in an MLP, the Fund intends to purchase publicly traded common units.

Investing in MLPs is subject to the risks applicable to investing in a partnership as compared to a corporation, including fewer protections afforded to investors. For instance, owners of common units in an MLP may have limited voting rights and no ability to elect directors. Unitholders of an MLP generally are limited in their liability, but creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs generally engage in natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources, although they may also finance entertainment, research and development and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Risks involved with investing in an MLP also include the risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The Fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices. In order to qualify as a RIC for U.S. federal income tax purposes, the Fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated as qualified publicly traded partnerships for U.S. federal income tax purposes.

Redemption Risk
Investments by Other Funds and by Other Significant Investors. Certain investment companies may invest in the Fund and may at times have substantial investments in the Fund. Other investors also may at times have substantial investments in the Fund. From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of Fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares.

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

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Cyber Security Risk
Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Fund to invest in securities other than those listed here and in the Proxy Statement, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Portfolio Turnover

Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

For the fiscal years ended December 31, the Miller Opportunity Trust’s predecessor fund portfolio turnover rates were as follows:

Year	Portfolio Turnover Rate
2015	16%
2014	32%

For the following fiscal years ended September 30, the Miller Income Fund’s predecessor fund portfolio turnover rates were as follows:

Year	Portfolio Turnover Rate
2015[1]	54%
2014	6%

[1]
The Fund sought to take advantage of market dislocations in 2015 by reducing its number of positions by approximately one third and taking more concentrated positions in securities. This resulted in increased portfolio turnover in 2015 in comparison to 2014.

Portfolio Holdings Policy

The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Funds’ portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Funds, such persons are subject to a duty to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
▪	The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Funds, including, but not limited to the Funds’ administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) and the Trust’s Board, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about the Funds’ portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Funds. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Funds, specifically: USBFS; the Trust’s Board; and the Trust’s attorneys and accountants (currently, Morgan, Lewis & Bockius LLP and BBD, LLP, respectively), all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Funds, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s holdings.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.

The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Funds. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

Management

The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below. The day-to-day operations of the Trust are delegated to its officers, subject to each Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Non-Interested Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	2	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	2	None
David S. Krause 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1954	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	2	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC	2	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Vice President, Huntington Asset Services (2008 – 2011)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Senior Fund Administrator, Huntington Asset Services (2002 – 2011)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012).
(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to Miller Opportunity Trust and Miller Income Fund (together the “Miller Value Funds”). The Miller Value Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the          Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

Additional Information Concerning Our Board of Trustees

Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Advisor to manage the Funds and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a lead disinterested trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.

Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves each Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Advisor, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds. The Board also meets quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

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Trust Committees
The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.

The members of the Audit Committee are Messrs. Chrystal, DiUlio, Krause and Resis each of whom is an Independent Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurer and is overseen by the Trustees. The function of the Valuation Committee is to review and oversee each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Advisor and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

John Chrystal’s experience as a partner of an investment management firm and his experience as a partner of a consulting firm advising financial institutions, have provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.

Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.

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David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board.

Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by Funds in the Trust that will be useful to the Board in their analysis and oversight of the Funds.

Ian Martin has substantial mutual fund operations and shareholder servicing experience through his position as Executive Vice President and Director of Transfer Agent Operations of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds, which makes him a valuable resource to the Board as they contemplate shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin should serve as a trustee.

Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Funds as of the calendar year ended December 31, 2015, which is prior to the inception date of the Funds.

As of December 31, 2015, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the  two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Compensation
Set forth below is the estimated compensation to be received by the Independent Trustees from the Funds’ for the fiscal year ending December 31, 2017. The Independent Trustees receive an annual retainer of $20,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Estimated Aggregate Compensation from the Miller Opportunity Trust (1)	Estimated Aggregate Compensation from the Miller Income Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund Complex Paid to Trustees(2)
Name of Independent Trustee
John Chrystal	$2,000	$2,000	None	None	$4,000
Albert J. DiUlio, S.J.	$2,000	$2,000	None	None	$4,000
David S. Krause	$2,000	$2,000	None	None	$4,000
Harry Resis	$2,000	$2,000	None	None	$4,000
Name of Interested Trustee
Ian Martin	$0	$0	None	None	$0
(1)	Estimate for the Fund’s fiscal year ending December 31, 2017.
(2)
There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies only to the Miller Value Funds. For the fiscal year ending December 31, 2017, Trustees’ fees for the entire Trust are estimated in the amount of $96,000.

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General Trust Information
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Miller Opportunity Trust offers six share classes, Class A, Class C, Class FI, Class R, Class I, and Class IS shares.  Currently, the Miller Income Fund offers five share classes, Class A, Class C, Class FI, Class I, and Class IS shares.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Codes of Ethics
The Trust, the Adviser and the Distributor, as defined below, have each adopted separate Codes of Ethics under Rule 17j‑1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Funds.

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Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Each Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-593-5110 and on the SEC’s website at www.sec.gov.

Control Persons, Principal Shareholders, and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Since the Funds were not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of a Fund’s outstanding shares.

The Funds’ Investment Adviser

LMM LLC, located at One South Street, Suite 2550, Baltimore, MD 21202, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Bill Miller and Applied Philosophy, LLC, each owns more than 25% of the Advisor and each is therefore a control person of the Adviser. Mr. Miller is the Managing Member of Applied Philosophy and controls its operations.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Miller Opportunity Trust an investment advisory fee computed daily and payable monthly, based on the following fee schedule: 1.00% of assets up to and including $100 million; 0.75% of assets on the next $2.5 billion; 0.70% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.65% on amounts over $7.6 billion.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Miller Income Fund an investment advisory fee computed daily and payable monthly, based on the following fee schedule 0.70% of the first $2.5 billion of average net assets, 0.675% of the next $5 billion of average net assets, and 0.65% of average net assets over $7.5 billion.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

In addition to the management fees payable to the Adviser, the Funds are responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Trust’s Board that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to each Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
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Though each Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Funds and/or to pay the Funds’ operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (other than brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Proxy Statement. Any such waivers made by the Adviser in its management fees or payment of expenses which are the Funds’ obligation are subject to recoupment by the Adviser from the Funds, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on each Fund’s expenses. The Adviser is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to each Fund’s payment of current ordinary operating expenses.

For the fiscal years ended December 31, the predecessor fund to the Miller Opportunity Trust paid management fees to the Adviser as follows:

Year	Gross Management Fees	Management Fees Waived/Expense Reimbursements	Net Management Fees (After Waivers/Expense Reimbursements)
2015	$17,553,177	$0	$17,553,177
2014	$15,905,300	$0	$15,905,300
2013	$10,501,210	$0	$10,501,210

For the fiscal years ended September 30, the predecessor fund to the Miller Income Fund paid management fees to their previous adviser as follows:

Year	Gross Management Fees	Management Fees Waived/Expense Reimbursements	Net Management Fees (After Waivers/Expense Reimbursements)
2015[1]	$730,072	$(181,766)	$548,306
2014	$313,014	$(219,381)	$93,633

[1]	For the fiscal year ended September 30, 2015, the prior adviser recaptured $100.

For the services provided to the predecessor fund, the prior adviser paid the Adviser a subadvisory fee, calculated daily and payable monthly at an annual rate equal to 90% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Portfolio Managers

Miller Opportunity Trust
The tables below identify the portfolio managers, the number of accounts for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

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Bill Miller
As of June 30, 2016(a):

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$83,610,605	0	$0
Other pooled investment vehicles	1	$13,205,687	1	$13,205,687
Other accounts	3	$103,773,569	0	$0

(a)
The Miller Opportunity Trust serves as a model portfolio for another pooled investment vehicle managed on a day-to-day basis by another portfolio manager for the Adviser. As of December 31, 2015 the total assets in this vehicle were $487,575,861. This investment vehicle does not pay a performance fee.

Samantha McLemore
As of June 30, 2016:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	0	$0	0	$0
Other pooled investment vehicles	1	$291,250,411	0	$0
Other accounts	3	$103,773,569	0	$0

The fee schedule for the Miller Opportunity Trust does not contain the same breakpoints that apply to certain of the other accounts managed by the co-portfolio managers; therefore, the effective fee paid by the Miller Opportunity Trust may be higher than the effective fee paid by the other accounts described above.

Miller Income Fund

Bill Miller
As of June 30, 2016(a):
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$1,161,428,935	0	—
Other pooled investment vehicles	1	$13,205,687	0	—
Other accounts	3	$103,773,569	0	—

(a)
The Miller Opportunity Trust serves as a model portfolio for another pooled investment vehicle managed on a day-to-day basis by another portfolio manager for the Adviser. As of December 31, 2015 the total assets in this vehicle were $487,575,861. This investment vehicle does not pay a performance fee.

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Bill Miller IV
As of June 30, 2016:
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	0	—	0	—
Other pooled investment vehicles	1	$13,205,687		$13,205,687
Other accounts	0	—	0	—

The fee schedule for the Miller Income Fund does not contain the same breakpoints that apply to certain of the other accounts managed by the co-portfolio managers; therefore, the effective fee paid by the Fund may be higher than the effective fee paid by the other accounts described above.

In the opinion of the Adviser for the Miller Value Funds, the co-portfolio managers’ simultaneous management of the Miller Value Funds and the accounts included in the tables above does not create any material conflicts of interests.

The portfolio managers have day-to-day management responsibility for other accounts. The management of multiple accounts by the co-portfolio managers may create the potential for conflicts to arise. For example, the co-portfolio managers make investment decisions for each account based on the investment guidelines, cash flows and other factors that the co-portfolio managers believe are applicable to that account. Consequently, the co-portfolio managers may purchase (or sell) the same security for multiple accounts at different times. The co-portfolio managers may also manage accounts whose style, objectives and policies differ from those of the fund. Trading activity appropriate for one account managed by the co-portfolio managers may have adverse consequences for another account managed by the co-portfolio managers. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the fund maintained its position in the security. A potential conflict may also arise since the co-portfolio managers are responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for a co-portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This potential conflict may be heightened where an account is subject to a performance-based fee. The co-portfolio managers’ personal investing may also give rise to potential conflicts of interest. The Adviser has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above. For example, the Adviser may combine client orders to buy or sell the same security in an effort to obtain best execution or to negotiate a more favorable commission rate.  In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission.  In circumstances where an order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon its level of participation in the order.  In circumstances where a portfolio manager is making a decision to acquire an investment of limited availability (for example, purchases in an initial public offering), the investments must be allocated to participating clients on a pro rata basis (based upon account size) unless otherwise approved by the Chief Compliance Officer or a delegate. Employees of the Adviser may from time to time buy or sell securities for their own accounts that are also purchased and/or sold for funds or other clients. This has the potential to create a conflict of interest between employees of the Adviser and clients. In order to address this potential conflict of interest, the Adviser’s Code of Ethics establishes policies and procedures relating to trading by employees. The Code of Ethics is based on the principle that employees owe a fiduciary duty to clients and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any client.  Among other things, the Code of Ethics generally requires employees to receive pre-clearance for any securities transaction in which they have or acquire a beneficial interest.

Portfolio Managers Compensation
Bill Miller serves as Managing Member for the Adviser. He has an ownership interest in the Adviser and, therefore, receives a portion of its profits. Mr. Miller also serves as Managing Member of Miller Value Partners, LLC, an investment adviser formed in 2015. Mr. Miller is the primary owner of Miller Value Partners, LLC and therefore will receive a portion of any profits. Mr. Miller is also eligible to receive from the Adviser employee benefits, including, but not limited to, health care and other insurance benefits, participation in a 401(k) program, and participation in other deferred compensation plans.

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As of December 31, 2015, Mr. Miller beneficially owned shares of the predecessor Miller Opportunity Trust with a value in excess of $1,000,000. As of September 30, 2015, Bill Miller owned shares of the predecessor Miller Income Fund with a value in excess of $1,000,000.

Samantha McLemore serves as a portfolio manager for the Adviser and is paid a fixed base salary and a bonus with a minimum guarantee. Bonus compensation, which could exceed the minimum guarantee, is reviewed annually and is determined by a number of factors, including the annual performance of Ms. McLemore’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), her performance over various other time periods, the total value of the assets she manages, her contribution to the Adviser’s research process, the profitability of the Adviser and Ms. McLemore’s contribution to profitability, and trends in industry compensation levels and practices. Ms. McLemore also serves as a portfolio manager for Miller Value Partners, LLC. She currently receives no compensation from Miller Value Partners, LLC.

Ms. McLemore is eligible to receive from the Adviser employee benefits, including, but not limited to, health care and other insurance benefits, participation in a 401(k) program, and participation in other deferred compensation plans.

As of December 31, 2015, Ms. McLemore beneficially owned shares of the predecessor Miller Opportunity Trust with a value between $500,001 and $1,000,000.

Bill Miller IV is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the strategy, his performance over various other time periods, the total value of the assets in the strategy, his contribution to the Adviser’s research process, the profitability of the Adviser and his contribution to profitability, and trends in industry compensation levels and practices. Mr. Miller also serves as a portfolio manager for Miller Value Partners, LLC. He currently receives no compensation from Miller Value Partners, LLC.

Mr. Miller is eligible to receive from the Adviser employee benefits, including, but not limited to, health care and other insurance benefits, participation in a 401(k) program, and participation in other deferred compensation plans.

As of September 30, 2015, Bill Miller IV owned shares of the predecessor Miller Income Fund with a value in excess of $1,000,000.

Other Service Providers
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds. USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its fund administration, portfolio compliance and fund accounting services, USBFS receives from each Fund, a fee based on each Fund’s current average daily net assets. USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements. Additionally, the Administrator provides Chief Compliance Officer services to the Trust under a separate agreement. The cost of the Chief Compliance Officer’s services is charged to the Funds and approved by the Board annually.

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

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The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds. The Administrator, Transfer Agent, Custodian and the Funds’ Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius, LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

Execution of Portfolio Transactions

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the over-the-counter (“OTC”) market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual funds. In such event, the position of the Funds and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

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For the fiscal years ended December 31, the predecessor to the Miller Opportunity Trust paid the following brokerage commissions:

Year	Brokerage Commissions Paid ($)
2015	1,544,616
2014	2,260,058
2013	1,164,886

No brokerage commissions were paid to affiliated persons of the predecessor to Miller Opportunity Trust during the Fund’s last three fiscal years.

As of December 31, 2015, the predecessor Miller Opportunity Trust owned equity securities of its regular broker/dealers or their parent companies as follows:

Entity	Market Value of Shares Held
Bank of America-Merrill Lynch	$57,222,000
JPMorgan Chase & Co. (warrant)	$49,533,000
Citigroup Global Markets, Inc.	$46,575,000

For the fiscal period ended September 30, 2014 and the fiscal year ended September 30, 2015, the predecessor to the Miller Income Fund paid the following brokerage commissions:

Year	Brokerage Commissions Paid
2015	$226,174
2014	$111,210

No brokerage commissions were paid to affiliated persons of the predecessor Miller Income Fund during the fiscal period ended September 30, 2014 and the fiscal year ended September 30, 2015.

As of September 30, 2015, the predecessor Miller Income Fund did not own any securities of its regular broker/dealers or their parents.

Additional Purchase Information
The information provided below supplements the information contained in the Proxy Statement regarding the purchase and redemption of Fund shares.

How to Buy Shares
You may purchase shares of the Funds from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

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The public offering price of Fund shares is the NAV per share, plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the written request contains your account number, states whether you want all or some of your shares redeemed, and is signed by all of the shareholders whose names appear on the account registration). In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds’ shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable; their acquisition consistent with a Fund’s objective and otherwise acceptable to the Adviser and the Board.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the Funds: (i) current employees of the Funds’ Adviser and its affiliates; (ii) former employees of the Funds’ Adviser and its affiliates with existing accounts; (iii) current and former board members of Trust for Advised Portfolios; and (iv) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse), and parents, grandparents, children, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Adviser may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Automatic Investment Plan (“AIP”). Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Automatic Investment Plan. Under the AIP, the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed Account application must be received at least 15 business days prior to the initial transaction. A $25 fee will be imposed if your AIP transaction is returned for any reason. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is an ACH member. Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1-888-593-5110 for additional information regarding the Funds’ AIP.

Sales Charge Alternatives
The following Classes of shares are available for purchase. See the Proxy Statement for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Proxy Statement.

Sales charges are calculated based on the aggregate of purchases of Class A shares of a Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

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Purchases of Class A shares of $1 million or more will be made at NAV without any initial sales charge, but are subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1.00% on certain redemptions made within 12 months of purchase. See “Contingent Deferred Sales Charge Provisions” below. Purchases of $1 million or more of Class C shares will be rejected. Your financial intermediary is responsible for placing individual purchases of $1 million or more into Class A shares of the Fund.

Class FI, Class R (Miller Opportunity Trust), Class I, and Class IS. Class FI, Class R, Class I, and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of the Adviser and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the Funds’ distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the Funds (or Class A shares of another Fund sold by the Adviser that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Funds, provided the reinvestment is made within 365 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the Adviser;

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

(h) sales through financial intermediaries who have entered into an agreement with the Adviser to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers; and

(i) purchases of Class A shares by individuals who invest directly in a Fund.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by the Adviser prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

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In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Funds if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Rights of Accumulation Privilege. You may combine your new purchase of Class A shares with Class A shares you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Letters of Intent (“LOI”). By signing a LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Funds’ Class A shares.  You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Funds you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.

Sales and Exchanges. Shares acquired pursuant to a LOI, other than escrowed shares, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a LOI prior to meeting the Asset Level Goal will result in the cancellation of the LOI. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Proxy Statement are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a LOI by notifying your Service Agent in writing, or if you purchase your shares directly through the Funds, by notifying the Funds in writing. The LOI will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Failure to Meet Asset Level Goal. If the total assets under your LOI within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the LOI before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the LOI. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a LOI, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through the Funds, the Funds, as your attorney-in-fact for the purposes of holding the escrowed shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any escrowed shares remaining after such redemption will be released to your account.

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Shareholders purchasing shares at a reduced sales charge under a LOI indicate their acceptance of these terms and those in the Proxy Statement with their first purchase.

Contingent Deferred Sales Charge Provisions
The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares that are Contingent Deferred Sales Charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class A shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption.

Waivers of Contingent Deferred Sales Charge
The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 ; (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Adviser.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the Funds.

Miller Opportunity Trust Initial Sales Charges
The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the predecessor Miller Opportunity Trust distributor were as follows:

Class A Shares For the fiscal year ended December 31	Total Commissions	Amounts Retained by Predecessor Distributor
2015	$665,049	$99,316
2014	$549,239	$82,840
2013	$248,792	$50,220

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Miller Opportunity Trust Contingent Deferred Sales Charges
The aggregate dollar amounts of contingent deferred sales charges on Class A shares and Class C shares received and retained by the predecessor Miller Opportunity Trust distributor were as follows:
Class A Shares For the fiscal year ended December 31	Amounts Retained by Predecessor Distributor
2015	$110
2014	$228
2013	$2

Class C Shares For the fiscal year ended December 31	Amounts Retained by Predecessor Distributor
2015	$36,805
2014	$64,546
2013	$26,479

Miller Income Fund Initial Sales Charge
The aggregate dollar amounts of initial sales charge received on Class A shares and retained by the predecessor Miller Income Fund distributor were as follows:

Class A Shares For the fiscal year or period ended September 30	Total Commissions	Amounts Retained by Predecessor Distributor
2015	$119,547	$22,077
2014	$439,560	$68,962

Miller Income Fund Contingent Deferred Sales Charges
The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the predecessor Miller Income Fund distributor were as follows:

Class A Shares For the fiscal year or period ended September 30	Amounts Retained by Predecessor Distributor
2015	$11,610
2014	$0

Class C Shares For the fiscal year ended September 30	Amounts Retained by Predecessor Distributor
2015	$6,491
2014	$1,011

Additional Redemption Information

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Funds or through your Financial Intermediary.
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Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven calendar days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Proxy Statement, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders. Under these circumstances, the Fund may suspend redemptions, or postpone payment for more than seven calendar days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Systematic Withdrawal Plan (“SWP”)
The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Funds, excluding those shares held in IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Financial Adviser to determine if it offers a similar service.

Class A and Class C Shareholders Class A and Class C shareholders having an account with a balance of $10,000 or more ($5,000 or more for Retirement Accounts) may elect to make withdrawals of a minimum of $50 on a monthly basis.
If you elect this method of redemption, the Funds will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  You may change the monthly amount to be paid to you without charge by notifying the Funds. You may terminate the SWP at any time, without charge or penalty, by contacting the Funds. The Funds, the Funds transfer agent, and the Adviser reserve the right to modify or terminate the SWP at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI ,Class I and Class IS Shareholders
Certain shareholders of the Funds’ Class FI,  Class I or Class IS with an initial NAV of $1,000,000 or more may be eligible to participate in the SWP. If you elect this method of redemption, the Funds will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. Requests must be made in writing to the Funds or a service agent to participate in, change or discontinue the SWP. You may change the monthly amount to be paid to you or terminate the SWP at any time, without charge or penalty, by notifying the Funds at 1-888-593-5110. The Funds, their transfer agent and the Adviser also reserve the right to modify or terminate the SWP at any time.

Redemptions In-Kind
Each Fund has reserved the right to pay the redemption price of its shares, either totally or partially by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

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In the unlikely event a Fund were to elect to make an in-kind redemption, a Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Exchange Privilege
The exchange privilege enables shareholders to acquire shares of the same class in another Miller Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each Fund into which an exchange is being considered. The Funds’ Proxy Statement describes the requirements for exchanging shares of a Fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of a Fund being acquired at that Fund’s then-current net asset value. The Funds reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of Fund shares” in the Funds’ Proxy Statement.

During times of drastic economic or market conditions, the Funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other Fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the Funds’ transfer agent or, if they hold Fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the Funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Grandfathered Retirement Program with Exchange Features
Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program,”) that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of a Fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

For participating plans established with the Fund or another fund in the Miller family of funds prior to June 2, 2003, if such plan’s total Class C holdings in all non-money market Miller Value Funds equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares for Class A shares of the Funds. For participating plans established with the Fund or another fund in the Miller family of funds on or after June 2, 2003, if such plan’s total Class C holdings in all non-money market the Miller Value Funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

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Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Distribution Plan
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Funds’ Classes pay the Distributor an amount which is accrued daily and paid quarterly, at the following rates of the average daily net assets of each Fund:

	Class A	Class C	Class FI	Class R
Miller Opportunity Trust	0.25%	1.00%	0.25%	0.50%
Miller Income Fund	0.25%	1.00%	0.25%	N/A

Amounts paid under the Plan, by the Funds, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.  Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year.  In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Funds.  The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  The services provided by the administrators pursuant to the Plan are designed to provide support services to the Funds and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Funds and providing other services to the Funds as may be required.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor and the Adviser, in their capacities as the Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of the Funds’ assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.  The Plan may be terminated, with respect to a class or classes of the Funds, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

The following service and distribution fees were incurred by the predecessor to the Miller Opportunity Trust pursuant to the distribution plan in effect during the fiscal year ended December 31, 2015:
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Class	Service and Distribution Fees Incurred
Class A	$537,602
Class C	$9,295,906
Class FI	$161,773
Class R	$33,172

For the fiscal year ended December 31, 2015, the predecessor to the Miller Opportunity Trust paid distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to predecessor Service Agents and third parties as expressed in the following table. The predecessor distributor may have made revenue sharing payments in addition to the expenses shown here.

Class	Third Party Fees	Financial Consultant Compensation (Amortized)	Marketing	Printing	Total Current Expenses
Class A	$519,774	$0	$387,393	$0	$907,167
Class C	$8,091,978	$820,206	$400,901	$0	$9,313,085
Class FI	$141,578	$0	$92,119	$0	$233,697
Class R	$28,455	$0	$15,692	$0	$44,147

The following service and distribution fees were incurred by the predecessor to the Miller Income Fund pursuant to the distribution plan in effect during the fiscal year ended September 30, 2015:

Class	Service and Distribution Fees Incurred
Class A	$40,562
Class C	$191,413
Class FI	$25

For the fiscal year ended September 30, 2015, the predecessor to the Miller Income Fund paid distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to predecessor Service Agents and third parties as expressed in the following table. The predecessor distributor may have made revenue sharing payments in addition to the expenses shown here.

Class	Third Party Fees	Financial Consultant Compensation (Amortized)	Marketing	Printing	Total
A	$38,869	$0	$22,906	$581	$62,156
C	$53,486	$94,280	$33,791	$637	$182,194
FI	$0	$0	$6,280	$0	$6,280

Determination of Share Price

The NAV of the Funds is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

NAV is calculated by adding the value of all securities and other assets attributable to a Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

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Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.

The Funds’ securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Funds’ Adviser with oversight by the Trust’s Valuation Committee.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Tax Information

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting a Fund and its shareholders that is intended to supplement the discussion contained in the Funds’ Proxy Statement.  No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Funds’ Proxy Statement is not intended as a substitute for careful tax planning.

Fund shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account.  Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”)
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be, and has qualified and intends to qualify each year to be treated, as a RIC under Subchapter M of the Code. To qualify as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

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As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that each Fund will not be subject to any federal income or excise taxes. However, a Fund can give no assurances that distributions will be sufficient to eliminate all taxes.

If, for any taxable year, a Fund was to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt interest income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate-level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Federal Excise Tax
To avoid a non-deductible excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Fund or shareholders.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by a Fund prior to the expiration of the carryforwards. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Post-2010 Losses of a Fund can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss, and such carryforwards must be utilized before the Fund can utilize any carryforwards of Pre-2011 Losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

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Miller Opportunity Trust Capital Losses. As of December 31, 2015, the predecessor to the Miller Opportunity Trust had unused capital loss carryforwards that are subject to expiration of $1,709,164,275.  The reorganization is not expected to affect the timing or usability of the Miller Opportunity Trust to use capital loss carryforwards.  The ability of the Fund to use capital losses to offset gains (even in the absence of the reorganization) depends on factors other than loss limitation, such as the future capital gains and losses.  This amount will be available to offset any future taxable capital gains, after the utilization of any of the Fund’s capital losses that are not subject to expiration. This ordering rule may cause the Fund’s capital loss carryforwards that are subject to expiration to be more likely to expire unutilized. These carryforwards expire as follows:

Year of Expiration	Amount of Capital Loss Carryforward that Expires
December 31, 2016	$887,380,835
December 31, 2017	$821,783,440

Miller Income Fund Capital Losses. As of September 30, 2015, the predecessor to the Miller Income Fund had $6,156,853 of capital losses that are not subject to expiration and may be carried forward to offset future taxable capital gains. The reorganization is not expected to affect the timing or usability of the Miller Income Fund to use capital loss carryforwards.  The ability of the Fund to use capital losses to offset gains (even in the absence of the reorganization) depends on factors other than loss limitation, such as the future capital gains and losses. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

Distributions to Shareholders
A Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or, for noncorporate shareholders, as qualified dividend income. Distributions from a Fund’s net capital gain (i.e., the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that a Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for noncorporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Funds and to the Funds’ investments in underlying dividend-paying stocks. Distributions received by the Funds from another regulated investment company will be treated as qualified dividend income only to the extent so reported by such other regulated investment company. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Because each Fund’s income is derived primarily from interest rather than dividends, it is generally not expected that any portion of its distributions will be treated as qualified dividend income.

Dividends paid by the Funds that are attributable to dividends received by the Funds from domestic corporations may qualify for the dividends-received deduction for corporate shareholders of the Funds. Because each Fund’s income is derived primarily from interest rather than dividends, it is generally not expected that any portion of its distributions will be eligible for the dividends-received deduction.

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There is no requirement that the Funds take into consideration any tax implications when implementing its investment strategy. If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of a Fund will be increased by such amount.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

A dividend or other distribution by a Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

A Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.  If you have not held your shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Sales, Exchanges or Redemptions
Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.

Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of a Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Under the Code, the Funds will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Funds will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Funds in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Funds will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Funds’ default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Funds or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Funds’ default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

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Tax Treatment of Complex Securities
The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules.  These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

The Funds may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Funds. Federal income tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding
Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Funds that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.

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Non-U.S. Investors
Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.  Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.  The Funds will not pay any additional amounts in respect to any amounts withheld.

Tax-Deferred Qualified Plans—Class A and Class C Shares
Investors may invest in Class A and Class C shares of the fund through IRAs, simplified employee pension plans (“SEPs”), savings incentive match plans for employees (“SIMPLES”), other qualified retirement plans and Coverdell ESAs (collectively, “qualified plans”). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account—IRA
TRADITIONAL IRA. Certain Class A and Class C shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse’s combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain “modified adjusted gross income” (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan—SEP
The Adviser makes available to corporate and other employers a SEP for investment in Class A and Class C shares of the Fund.

Savings Incentive Match Plan for Employees—SIMPLE
An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee’s salary or a 2% non-elective contribution.

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Coverdell Education Savings Account—Coverdell ESA
A Coverdell ESA provides a vehicle for saving for a child’s education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or the Funds at 1-888-593-5110.

Withholding
Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

This discussion and the related discussion in the Proxy Statement have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting a Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation.

Marketing and Support Payments
The Adviser, out of its own resources and without additional cost to the Funds or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds shares.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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Financial Statements

The Annual Report to shareholders for the fiscal year ended December 31, 2015, contains the predecessor Miller Opportunity Trust’s financial statements, accompanying notes and the report of, PricewaterhouseCoopers, LLP the predecessor Fund’s independent registered public accounting firm, all of which are hereby incorporated by reference herein (filed by Legg Mason Investment Trust on behalf of the predecessor Miller Opportunity Trust on February 25, 2016 (Accession Number 0001193125-16-476079)).

The Annual Report to shareholders for the fiscal year ended September 30, 2015, contains the predecessor Miller Income Fund’s financial statements, accompanying notes and the reports of PricewaterhouseCoopers, LLP, the predecessor Fund’s independent registered public accounting firm, all of which are hereby incorporated by reference herein (filed by Legg Mason Global Asset Management Trust on behalf of the predecessor Miller Income Fund) on November 24, 2015 (Accession Number 0001193125-15-387121).

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Appendix A Description of Securities Ratings

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

 Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

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“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

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“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

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Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

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●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Appendix B Proxy Voting Policy

LMM LLC
PROXY VOTING

LMM LLC (the “Adviser”) will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations.  The Adviser recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

Procedures

Oversight of Principles and Procedures

The Adviser’s Managing Member has full authority to determine the Adviser’s proxy voting principles and procedures and vote proxies on behalf of the Adviser’s clients.  The Managing Member may delegate oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more portfolio managers.

Limitations

The Adviser recognizes proxy voting as a valuable right of company shareholders.  Generally speaking, the Adviser will vote all proxies it receives.  However, the Adviser may refrain from voting in certain circumstances.  For instance, the Adviser generally intends to refrain from voting a proxy if the company’s shares are no longer held by the Adviser’s clients at the time of the meeting.  Additionally, the Adviser may refrain from voting a proxy if the Adviser concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Client Accounts for which the Adviser Votes Proxies

The Adviser shall vote proxies for each client account for which the client:

(i)	has specifically authorized the Adviser to vote proxies;

(ii)	without specifically authorizing the Adviser to vote proxies, has granted general investment discretion to the Adviser in the investment management agreement; or

(i)	is subject to ERISA, unless the investment management agreement or another applicable writing specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to account inception, the Adviser shall determine whether it has proxy voting authority over such client account.

The Adviser will deliver to each client for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of the Proxy Voting Principles and Procedures.  The summary will state that a copy of the Adviser’s Proxy Voting Principles and Procedures is available upon request, as well as guidelines that describe how the Adviser generally votes proxies.

The Adviser will maintain a record of each client request for proxy voting information.  The Adviser will also maintain a copy of its response thereto.

Proxy Administration

The Adviser will instruct each client custodian to forward proxy materials to the vendor engaged by the Adviser to electronically receive ballots and transmit the Adviser’s proxy votes, as well as to maintain proxy voting receipts and records (the “Proxy Administration Vendor”).  New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Adviser’s Proxy Administration Vendor.

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Compliance Review

A member of the compliance team will review the pending proxies and identify any potential conflicts between the Adviser, or its employees, and the Adviser’s clients.

Identifying Conflicts

In identifying conflicts of interest, the compliance team will review the following issues:

(i) Whether there are any business or personal relationships between the Adviser, or an employee of the Adviser, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Adviser’s clients; and

(ii) Whether the Adviser has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality

If it is determined that a conflict exists, the conflict will be deemed to be material if a member of the compliance team determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If it is determined that the conflict is not material, the proxy issue will be forwarded to the portfolio manager for voting.

If a member of the compliance team determines that the conflict may be material, the following steps will be taken:

(i) The compliance team will consult with representatives of the Adviser’s senior management to make a final determination of materiality. The compliance team will maintain a record of this determination.

(ii) After the determination is made, the following procedures will apply:

(a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the portfolio manager for voting;

(b) If the final determination is that the conflict is material, the following procedures will apply:

(1) If the Adviser’s Proxy Voting Guidelines (“Guidelines”), a copy of which is attached as Schedule 1, definitively address the issues presented for vote, the Adviser will vote according to the Guidelines;

(2) If the issues presented for vote are not definitively addressed in the Guidelines, the Adviser will either (x) follow the vote recommendation of an independent voting delegate or (y) disclose the conflict to clients and obtain their consent to vote.

Notification to Clients

Upon receipt of a client request for information on how proxies were voted for that client’s account, the Adviser will promptly provide such requested information to the client in writing.

Proxy Administration

The Adviser’s operations team, with the assistance of the Proxy Administration Vendor will provide custodians with instructions to forward proxies to the Adviser’s Proxy Administration Vendor for all clients for whom the Adviser is responsible for voting proxies.  The Adviser’s investment team or its designee, per instructions from the applicable portfolio manager, will vote proxy issues via the Proxy Administration Vendor’s software, online or via facsimile.

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Recordkeeping

The Adviser shall maintain the following records relating to proxy voting:

(i)	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

(ii)	a copy of each proxy statement that the Adviser receives regarding client securities;

(iii)	a record of each vote cast by the Adviser on behalf of a client;

(iv)	documentation relating to the identification and resolution of conflicts of interest;

(v)	any documents created by the Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and,

(vi)	a copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting client.

All required records shall be maintained for a period of five years from the end of the fiscal year during which the last entry was made on such record.  For the first two (2) years of the five (5) year period, the required records will be maintained in the Adviser’s Offices. In lieu of keeping copies of proxy statements, the Adviser may rely on proxy statements filed on the EDGAR filing system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request.  The Adviser may also rely on a third party to make and retain, on the Adviser’s behalf, records of votes cast by the Adviser on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

In addition, the Adviser shall maintain the following records on behalf of each investment company client for a period of six years from the end of the fiscal year during which the last entry was made on such record:

A proxy log and supporting materials, including:

(i) Issuer name;

(ii) Exchange ticker symbol of the issuer’s shares to be voted;

(iii) Council on Uniform Securities Identification Procedures (CUSIP) number for the shares to be voted;

(iv) A brief identification on the matter voted;

(v) Whether the matter was proposed by the issuer or by a shareholder of the issuer;

(vi) Whether a vote was cast on the matter;

(vii) A record of how the vote was cast; and,

(viii) Whether the vote was cast for or against the recommendation of the issuer’s management team.

The Adviser may also rely on a third party to make and retain, on the Adviser’s behalf, these records if the third party provides an undertaking to provide a copy of such records promptly upon request.

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SCHEDULE 1

PROXY VOTING GUIDELINES

The Adviser maintains these proxy-voting guidelines, which set forth the manner in which the Adviser generally votes on issues that are routinely presented.    Please note that for each proxy vote the Adviser takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote.  While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis.  Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.
______________________________________________________________________________

Four principal areas of interest to shareholders:

1.	Obligations of the Board of Directors

2.	Compensations of management and the Board of Directors

3.	Take-over protections

4.	Shareholders’ rights

Proxy Issue	Adviser Guideline
BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case

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Proxy Issue	Adviser Guideline
MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: “evergreen” stock option plans	Against
Dilution:	Case-by-Case – taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Director Compensation: % of directors' compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

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Proxy Issue	Adviser Guideline
SHAREHOLDERS’ RIGHTS
Confidential Voting by Shareholders	For
Dual-Class Share Structures	Against
Linked Proposals: with the objective of making one element of a proposal more acceptable	Against
Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against
Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against
Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For
Shareholder Proposals	Case-by-Case
Stakeholder Proposals	Case-by-Case
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	Against
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For
Preemptive Rights	For
Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For
Allow Shareholder action by written consent	For
Allow Shareholders to call Special Meetings	For
Social and Environmental Issues	As recommended by Company Management
Reimbursing Proxy Solicitation Expenses	Case-by-Case

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